As filed with the Securities and Exchange                      File No. 33-41694
Commission on February 28, 2001                                File No. 811-6352

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

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            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 47

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 57

                            AETNA SERIES FUND, INC.
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          10 State House Square SH11, Hartford, Connecticut 06103-3602
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                                 (860) 275-3252


                   Michael Gioffre, Assistant General Counsel
                       Aeltus Investment Management, Inc.
          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                    (Name and Address of Agent for Service)

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It is proposed that this filing will become effective:

       X    On March 1, 2001 pursuant to paragraph (b).
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AETNA SERIES FUND, INC.
PROSPECTUS
CLASS A, CLASS B AND CLASS C SHARES


March 1, 2001


CAPITAL APPRECIATION FUNDS
Aetna Growth Fund (Growth)
Aetna International Fund (International)
Aetna Small Company Fund (Small Company)
Aetna Value Opportunity Fund (Value Opportunity)
Aetna Technology Fund (Technology)

GROWTH & INCOME FUNDS
Aetna Balanced Fund (Balanced)
Aetna Growth and Income Fund (Growth and Income)

INCOME FUNDS
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna Money Market Fund (Money Market)

INDEX PLUS FUNDS
Aetna Index Plus Large Cap Fund (Index Plus Large Cap)
Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
Aetna Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS
Aetna Ascent Fund (Ascent)
Aetna Crossroads Fund (Crossroads)
Aetna Legacy Fund (Legacy)



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.


This Prospectus is for investors purchasing or considering purchase of Class A, Class B or Class C shares of one or more of the Funds. The Company has other Funds available. Investors who wish to purchase another Fund may request a separate Prospectus by calling 1-800-238-6263.

TABLE OF CONTENTS


THE FUNDS' INVESTMENTS                                                         3
  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
    AND RISKS, INVESTMENT PERFORMANCE                                          3

FUND EXPENSES                                                                 31

OTHER CONSIDERATIONS                                                          38

MANAGEMENT OF THE FUNDS                                                       39

INVESTING IN THE FUNDS                                                        41
        OPENING AN ACCOUNT AND SELECTING A SHARE CLASS                        41
        HOW TO BUY SHARES                                                     44
        HOW TO SELL SHARES                                                    47
        TIMING OF REQUESTS                                                    48
        OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES             48
        DIVIDENDS AND DISTRIBUTIONS                                           50
        TAX INFORMATION                                                       50


PERFORMANCE OF SIMILARLY MANAGED FUND                                         51


FINANCIAL HIGHLIGHTS                                                          52

ADDITIONAL INFORMATION                                                        81

THE FUNDS' INVESTMENTS


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

Below is a description of each Fund's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Fund and the PRINCIPAL RISKS associated with investing in each Fund.

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A performance BAR CHART is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. Sales charges are not reflected in the bar chart performance. If sales charges were reflected, returns would be lower.
The chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.


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A TABLE for each Fund that has been in existence for at least one full calendar year shows its average annual total return. These returns reflect all applicable sales charges. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.

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Additional information about the Funds' investment strategies and risks is included on page 38.


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Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Funds.

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Elijah Asset Management, LLC (EAM) serves as subadviser of Technology.

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SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM. THERE IS NO GUARANTY THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

CAPITAL APPRECIATION FUNDS

AETNA GROWTH FUND (GROWTH)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus:

o Emphasizes stocks of larger companies, although Growth may invest in companies of any size.
o Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/earnings ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price.
o Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

PRINCIPAL RISKS The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

AETNA GROWTH FUND               INVESTMENT PERFORMANCE

[graphic omitted]

                                                    YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)    1995     1996     1997     1998     1999     2000


                                      33.38%   21.26%   21.88%   37.51%   34.71%   -12.83%

[arrow up]  BEST QUARTER:
fourth quarter 1998, up 23.26%

[arrow down]  WORST QUARTER:
fourth quarter 2000, down 17.41%

                                                AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN      1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                         -17.82%    17.60%        17.81%            01/04/94
Class B*                         -17.26%    18.16%        18.25%            01/04/94
Class C*                         -14.23%    18.35%        18.25%            01/04/94
Russell 1000 Growth Index**      -22.42%    18.15%        18.28%            01/03/94

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

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* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

AETNA INTERNATIONAL FUND (INTERNATIONAL)

INVESTMENT OBJECTIVE Seeks LONG-TERM CAPITAL GROWTH primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, International invests at least 65% of its total assets in securities principally traded in three or more countries outside of North America. These securities may include common stocks as well as securities convertible into common stock.

In managing International, Aeltus:

o Diversifies the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
o Allocates assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.
o Invests primarily in established foreign securities markets, although it may invest in emerging markets as well.
o Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.
o Employs currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

PRINCIPAL RISKS The principal risks of investing in International are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

o Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.
o Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.
o Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
o Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.
o Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

AETNA INTERNATIONAL FUND                INVESTMENT PERFORMANCE

[graphic omitted]

                                                    YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999    2000

                                        6.27%  22.27%  14.94%  17.87%  51.68%  -21.71%


[arrow up]  BEST QUARTER:
 fourth quarter 1999, up 31.72%

[arrow down]  WORST QUARTER:
third quarter 1998, down 15.74%


                                         AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN      1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                         -26.21%    13.14%         9.38%            01/03/92
Class B*                         -25.50%    13.76%         9.71%            01/03/92
Class C*                         -23.00%    13.98%         9.70%            01/03/92
MSCI EAFE Index**                -13.96%     7.43%         8.12%            01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

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* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and
June 30, 1998, respectively. For periods prior to the Class A inception date (April 15, 1994), Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Morgan Stanley Capital International-Europe, Australia and Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock market exchanges of countries in Europe, Australia and the Far East.

AETNA SMALL COMPANY FUND
(SMALL COMPANY)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

o The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).
o All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.
o Companies with market capitalizations lower than any companies included in the first two categories.

In managing Small Company, Aeltus:

o Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.
o Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.
o Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.
o May invest, to a limited extent, in foreign stocks.

PRINCIPAL RISKS The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

o Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.
o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.
o When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
o Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.
o Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

AETNA SMALL COMPANY FUND                        INVESTMENT PERFORMANCE

[graphic omitted]


                                                YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999    2000

                                       47.11%  12.79%  32.26%   1.12%  30.59%  7.44%

[arrow up]  BEST QUARTER:
first quarter 2000, up 28.46%

[arrow down]  WORST QUARTER:
third quarter 1998, down 18.27%

                                         AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN      1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                          1.26%     14.81%        16.73%            01/04/94
Class B*                          1.61%     15.29%        17.16%            01/04/94
Class C*                          5.68%     15.51%        17.16%            01/04/94
Russell 2000 Index**             -3.02%     10.31%        10.87%            01/03/94

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

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* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization.

AETNA VALUE OPPORTUNITY FUND
(VALUE OPPORTUNITY)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

PRINCIPAL RISKS The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

AETNA VALUE OPPORTUNITY FUND            INVESTMENT PERFORMANCE

[graphic omitted]


                                                  YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)                     1999    2000

                                                       19.29%   8.24%

[arrow up]  BEST QUARTER:
fourth quarter 1999, up 16.31%

[arrow down]  WORST QUARTER:
third quarter 1999, down 6.45%


                                       AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN      1 YEAR    SINCE INCEPTION    INCEPTION DATE
Class A                           2.01%         13.06%           02/02/98
Class B*                          2.74%         13.68%           02/02/98
Class C*                          6.41%         14.48%           02/02/98
S&P 500 Index**                  -9.11%         12.20%           02/02/98

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

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* The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class B and Class C inception dates, the performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B shares and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

AETNA TECHNOLOGY FUND
(TECHNOLOGY)

INVESTMENT OBJECTIVE Seeks LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGIES Technology primarily invests in common stocks and securities convertible into common stock of companies in the information technology industry sector.

Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

o Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.
o Telecommunications products and services.
o Multimedia products and services,
  including, for example, goods and services used in the broadcast and media industries.
o Data processing products and services.
o Financial services companies that collect or disseminate market, economic, and financial information.
o Internet companies and other companies engaged in, or providing products or services for, e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

PRINCIPAL RISKS The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

GROWTH & INCOME FUNDS


AETNA BALANCED FUND
(BALANCED)

Investment Objective Seeks to MAXIMIZE TOTAL RETURN with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Balanced allocates its assets between the following asset classes:

o Equities, such as common and preferred stocks.
o Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities and money market instruments.

Aeltus typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.


In managing the EQUITY COMPONENT of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.


In managing the DEBT COMPONENT of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield, high-risk bonds (high-yield bonds). High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. Aeltus may also invest in foreign debt securities.

PRINCIPAL RISKS The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to STOCK investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's FIXED-INCOME investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

AETNA BALANCED FUND                                  INVESTMENT PERFORMANCE

[graphic omitted]

                                                    YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999    2000
                                       25.00%  14.49%  20.09%  16.26%  12.05%  -1.34%

[arrow up]  BEST QUARTER:
fourth quarter 1998, up 12.73%

[arrow down]  WORST QUARTER:
third quarter 1998, down 6.71%

                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN      1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                         -6.98%     10.74%          9.92%           01/03/92
Class B*                         -6.45%     11.20%         10.22%           01/03/92
Class C*                         -2.92%     11.45%         10.21%           01/03/92
S&P 500 Index**                  -9.11%     18.33%         16.08%           01/02/92
LBAB***                          11.63%      6.46%          7.09%           01/02/92
60% S&P 500 Index/40% LBAB       -1.00%     13.78%         12.61%           01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

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* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and
June 30, 1998, respectively. For periods prior to the Class A inception date (April 15, 1994), Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.
*** The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

AETNA GROWTH AND INCOME FUND
(GROWTH AND INCOME)

INVESTMENT OBJECTIVE Seeks LONG-TERM GROWTH OF CAPITAL AND INCOME through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital appreciation or income growth, or both.

In managing Growth and Income, Aeltus:

o Emphasizes stocks of larger companies.

o Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.
o Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.


PRINCIPAL RISKS The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

AETNA GROWTH AND INCOME FUND                       INVESTMENT PERFORMANCE

[graphic omitted]


                                                  YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999    2000

                                       30.75%  26.79%  30.57%  14.58%  17.62%  -11.65%


[arrow up]  BEST QUARTER:
fourth quarter 1998, up 19.30%

[arrow down]  WORST QUARTER:
third quarter 1998, down 14.28%

                                                AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN      1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                         -16.73%    13.19%         11.77%           01/03/92
Class B*                         -16.41%    13.68%         12.02%           01/03/92
Class C*                         -13.09%    13.93%         12.02%           01/03/92
S&P 500 Index**                   -9.11%    18.33%         16.08%           01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and
June 30, 1998, respectively. For periods prior to the Class A inception date (April 15, 1994), Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

INCOME FUNDS

AETNA BOND FUND
(BOND FUND)

INVESTMENT OBJECTIVE Seeks to provide AS HIGH A LEVEL OF TOTAL RETURN AS IS CONSISTENT WITH REASONABLE RISK, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Bond Fund invests at least 65% of its total assets in:

o High-grade corporate bonds,
o Mortgage-related and other asset-backed securities, and
o Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield bonds, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing Bond Fund, Aeltus:

o Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.
o Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

PRINCIPAL RISKS The principal risks of investing in Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

AETNA BOND FUND                                    INVESTMENT PERFORMANCE

[graphic omitted]

                                                  YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999    2000

                                       16.26%   2.46%   7.19%   8.09%   -1.00%  9.21%

[arrow up]  BEST QUARTER:
second quarter 1995, up 5.57%

[arrow down]  WORST QUARTER:
first quarter 1996, down 1.76%


                                                AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN      1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                          4.02%     4.10%          5.28%            01/03/92
Class B*                          3.31%     4.22%          5.41%            01/03/92
Class C*                          7.43%     4.56%          5.41%            01/03/92
LBAB**                           11.63%     6.46%          7.09%            01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and
June 30, 1998, respectively. For periods prior to the Class A inception date (April 15, 1994), Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

AETNA GOVERNMENT FUND

INVESTMENT OBJECTIVE Seeks to provide INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Aetna Government Fund invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the U.S. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing Aetna Government Fund, Aeltus:

o Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.
o Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, Aetna Government Fund may, at times, emphasize one type of U.S. Government security rather than another.

PRINCIPAL RISKS The principal risks of investing in Aetna Government Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.


AETNA GOVERNMENT FUND                              INVESTMENT PERFORMANCE

[graphic omitted]

                                                  YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999    2000

                                       15.12%   1.44%   8.59%   7.47%  -0.62%  10.14%

[arrow up]  BEST QUARTER:
second quarter 1995, up 4.97%

[arrow down]  WORST QUARTER:
first quarter 1996, down 1.99%


                                                AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN      1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                          4.96%     4.30%          4.76%            01/04/94
Class B*                          4.23%     4.39%          4.99%            01/04/94
Class C*                          8.35%     4.76%          5.01%            01/04/94
Lehman Brothers Intermediate
Government Index**               10.48%     6.19%          6.14%            01/03/94

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Lehman Brothers Intermediate Government Bond Index, an unmanaged index, includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

AETNA MONEY MARKET FUND
(MONEY MARKET)

INVESTMENT OBJECTIVE Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus to be of comparable quality. Money Market maintains a dollar-weighted average portfolio maturity of 90 days or less.

PRINCIPAL RISKS Although Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market. An investment in Money Market is not insured or guaranteed by the FDIC or any other government agency. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of Money Market's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.

AETNA MONEY MARKET FUND                            INVESTMENT PERFORMANCE

[graphic omitted]

                                                  YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999    2000

                                        5.99%   5.41%   5.45%   5.32%   4.98%   6.07%


[arrow up]  BEST QUARTER:
fourth quarter 2000, up 1.56%

[arrow up]  WORST QUARTER:
first quarter 1999, up 1.13%


                                                 AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN        1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                            6.07%     5.44%          4.97%            01/03/92
Class B*                            0.02%     4.05%          3.94%            01/03/92
Class C*                            6.07%     5.44%          4.97%            01/03/92
Money Fund Report
  Averages(TM)/All Taxable Index**  5.71%     5.00%          4.44%            01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.


----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class B and Class C shares on March 1, 1999 and
June 30, 1998, respectively. For periods prior to the Class A inception date (April 15, 1994), Class A performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B inception date, Class B performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B shares. All Class B share returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class." For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares.
** Money Fund Report Averages(TM)/All Taxable Index (formerly IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

To obtain current yield information, please contact 1-800-367-7732.

INDEX PLUS  FUNDS

AETNA INDEX PLUS LARGE CAP FUND
(INDEX PLUS LARGE CAP)

INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.


PRINCIPAL INVESTMENT STRATEGIES Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap approximately 400 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, divided yield, volatility) which approximate those of the S&P 500.

PRINCIPAL RISKS The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

AETNA INDEX PLUS LARGE CAP FUND            INVESTMENT PERFORMANCE

[graphic omitted]

                                           YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)          1998    1999    2000

                                            32.12%  24.28%  -9.72%


[arrow up]  BEST QUARTER:
fourth quarter 1998, up 22.40%

[arrow down]  WORST QUARTER:
third quarter 1998, down 9.05%

                                              AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN         1 YEAR    SINCE INCEPTION    INCEPTION DATE
Class A*                           -12.44%         16.97%           12/10/96
Class B*                           -14.80%         16.82%           12/10/96
Class C*                           -10.80%         17.42%           12/10/96
S&P 500 Index**                     -9.11%         16.23%           12/02/96

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and
June 30, 1998, respectively. For periods prior to the Class A inception date (February 3, 1997), Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

AETNA INDEX PLUS MID CAP FUND
(INDEX PLUS MID CAP)

INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.


PRINCIPAL INVESTMENT STRATEGIES Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

PRINCIPAL RISKS The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

AETNA INDEX PLUS MID CAP FUND                  INVESTMENT PERFORMANCE

[graphic omitted]
                                              YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)               1999        2000
                                                 15.38%      19.59%


[arrow up] BEST QUARTER:
fourth quarter 1999, up 18.76%

[arrow down]  WORST QUARTER:
third quarter 1999, down 7.58%


                                              AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN         1 YEAR    SINCE INCEPTION    INCEPTION DATE
Class A                             15.98%         18.83%           02/03/98
Class B*                            13.78%         18.42%           02/03/98
Class C*                            18.34%         19.48%           02/03/98
S&P MidCap 400 Index**              17.51%         18.40%           02/02/98

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class B and Class C inception dates, the performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B shares and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion.

AETNA INDEX PLUS SMALL CAP FUND
(INDEX PLUS SMALL CAP)

INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S SMALLCAP 600 (S&P 600), while maintaining a market level of risk.


PRINCIPAL INVESTMENT STRATEGIES Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

PRINCIPAL RISKS The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

o Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
o When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
o Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

AETNA INDEX PLUS SMALL CAP FUND                  INVESTMENT PERFORMANCE

[graphic omitted]
                                                YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN (CLASS A)                1999         2000

                                                   9.94%        7.58%


[arrow up] BEST QUARTER:
second quarter 1999, up 13.01%

[arrow down] WORST QUARTER:
first quarter 1999, down 8.13%


                                              AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN         1 YEAR    SINCE INCEPTION    INCEPTION DATE
Class A                              4.34%         4.75%            02/03/98
Class B*                             1.89%         4.09%            02/03/98
Class C*                             6.32%         5.32%            02/03/98
S&P SmallCap 600 Index**            11.80%         8.39%            02/02/98

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class B and Class C inception dates, the performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B shares and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million.

GENERATION  FUNDS

AETNA ASCENT FUND
(ASCENT)

AETNA CROSSROADS FUND
(CROSSROADS)

AETNA LEGACY FUND
(LEGACY)

INVESTMENT OBJECTIVES ASCENT seeks to provide CAPITAL APPRECIATION.

CROSSROADS seeks to provide TOTAL RETURN (i.e., income and capital appreciation, both realized and unrealized).

LEGACY seeks to provide TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES Ascent, Crossroads and Legacy are asset allocation funds that have been designed for investors with different investment goals:

o Ascent is managed for investors seeking capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 15 YEARS AND WHO HAVE A HIGH LEVEL OF RISK TOLERANCE.
o Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 10 YEARS AND WHO HAVE A MODERATE LEVEL OF RISK TOLERANCE.
o Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an INVESTMENT HORIZON EXCEEDING 5 YEARS AND WHO HAVE A LOW LEVEL OF RISK TOLERANCE.

Under normal market conditions, Aeltus allocates the assets of each Generation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield bonds) and money market instruments. To remain consistent with each Generation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a BENCHMARK PERCENTAGE ALLOCATION and a FUND LEVEL RANGE ALLOCATION for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

The Generation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Generation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Generation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

o Expected dividend yields and growth rates.
o Bond yields.
o Current relative value compared to historic averages.

PRINCIPAL RISKS THE SUCCESS OF EACH GENERATION FUND'S STRATEGY DEPENDS SIGNIFICANTLY ON AELTUS' SKILL IN CHOOSING INVESTMENTS AND IN ALLOCATING ASSETS AMONG THE DIFFERENT INVESTMENT CLASSES.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Generation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Generation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ASSET CLASS

                                        ASCENT        CROSSROADS(1)        LEGACY(2)        COMPARATIVE INDEX
EQUITIES

LARGE CAPITALIZATION STOCKS
Range                                   0-70%         0-50%                0-30%            S&P 500 Index
Benchmark                               35%           25%                  15%

SMALL-/MID-CAPITALIZATION STOCKS
Range                                   0-40%         0-30%                0-20%            Russell 2500 Index
Benchmark                               20%           15%                  10%

INTERNATIONAL STOCKS                                                                        Morgan Stanley Capital
Range                                   0-40%         0-30%                0-20%            International Europe,
Benchmark                               20%           15%                  10%              Australia and Far East Index

REAL ESTATE STOCKS                                                                          National Association of
Range                                   0-10%         0-10%                0-10%            Real Estate Investment Trusts
Benchmark                               5%            5%                   5%               Equity Index

FIXED INCOME

U.S. DOLLAR BONDS
Range                                   0-30%         0-60%                0-90%            Salomon Brothers Broad
Benchmark                               15%           30%                  45%              Investment Grade Index

INTERNATIONAL BONDS
Range                                   0-10%         0-10%                0-10%            Salomon Brothers Non-U.S.
Benchmark                               5%            5%                   5%               World Government Bond Index

MONEY MARKET INSTRUMENTS
Range                                   0-30%         0-30%                0-30%            91-Day U.S. Treasury Bill Rate
Benchmark                               0%            5%                   10%

----------------
(1)Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

AETNA ASCENT FUND                                INVESTMENT PERFORMANCE

[graphic omitted]


                                                YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)             1998      1999      2000

                                                4.28%    14.55%    -2.56%


[arrow up]  BEST QUARTER:
fourth quarter 1999, up 10.44%

[arrow down]  WORST QUARTER:
third quarter 1998, down 12.94%

                                                 AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN        1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                           -8.19%     9.75%          11.83%           01/04/95
Class B*                           -8.04%    10.13%          12.24%           01/04/95
Class C*                           -4.27%    10.41%          12.34%           01/04/95
Russell 3000 Index**               -7.46%    17.39%          20.41%           01/03/95
Ascent Composite****               -2.17%    12.62%          14.75%           01/03/95


AETNA CROSSROADS FUND                           INVESTMENT PERFORMANCE

[graphic omitted]

                                               YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)            1998      1999      2000

                                               3.87%    10.14%    -1.00%


[arrow up]  BEST QUARTER:
fourth quarter 1998, up 7.48%

[arrow down]  WORST QUARTER:
third quarter 1998, down 10.18%

                                                 AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN        1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                           -6.69%     7.85%          9.83%            01/04/95
Class B*                           -6.54%     8.23%         10.25%            01/04/95
Class C*                           -2.73%     8.51%         10.34%            01/04/95
Russell 3000 Index**               -7.46%    17.39%         20.41%            01/03/95
Crossroads Composite****            1.22%    10.97%         12.93%            01/03/95

AETNA LEGACY FUND                                INVESTMENT PERFORMANCE

[graphic omitted]


                                                YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)             1998      1999      2000

                                                6.12%     7.16%     3.45%

[arrow up]  BEST QUARTER:
fourth quarter 1998, up 5.82%

[arrow down]  WORST QUARTER:
third quarter 1998, down 5.79%

                                                   AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN        1 YEAR    5 YEARS    SINCE INCEPTION    INCEPTION DATE
Class A*                           -2.50%     7.08%          8.84%            01/04/95
Class B*                           -2.27%     7.44%          9.25%            01/04/95
Class C*                            1.73%     7.72%          9.34%            01/04/95
Saly BIG Index***                  11.59%     6.45%          8.37%            01/03/95
Legacy Composite****                4.65%     9.25%         11.04%            01/03/95

Each performance table and bar chart provide an indication of the historical risk of an investment in the respective Generation Fund. All figures assume reinvestment of dividends and distributions.

__________
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and
June 30, 1998, respectively. For periods prior to the Class A inception date (January 20, 1997), Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
*** The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage passthrough securities, and corporate issues.
**** The Ascent Composite, Crossroads Composite and Legacy Composite are each comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Fund. However, the Composite performance information (for each Generation Fund) prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. For Ascent, benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 20%, 20%, 10% and 10%, respectively. For Crossroads, benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 15%, 15%, 25% and 10%, respectively. For Legacy, benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 10%, 10%, 40% and 10%, respectively.

Asset Class                     Benchmark Index
--------------------------------------------------------------------------------

Large Cap Stocks                The Standard & Poor's 500 Index is a
                                value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

Small-/Mid-Cap Stocks           The Russell 2500 Index consists of the smallest
                                500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index.
                                Each of these indices is unmanaged.

International Stocks            The Morgan Stanley Capital International-Europe,
                                Australia, Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

Real Estate Stocks              The National Association of Real Estate
                                Investment Trusts Equity Index is a market-weighted total return of all of tax-qualified real estate investment trusts listed on the New
                                York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

U.S. Dollar Bonds               Salomon Brothers Broad Investment-Grade Bond
                                Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities and corporate issues.

International Bonds             The Salomon Brothers Non-U.S. World Government
                                Bond Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom,
                                Germany, France, Canada, the Netherlands,
                                Australia, Denmark, Italy, Belgium, Spain and
                                Sweden.

Cash Equivalents                Three-month Treasury bills are government-backed
                                short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

FUND EXPENSES

The following tables describe Fund expenses. Shareholder fees are paid directly by shareholders. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.



                                  CLASS A SHARES                     CLASS B SHARES                     CLASS C SHARES
                                SHAREHOLDER FEES(1)                SHAREHOLDER FEES(1)                SHAREHOLDER FEES(1)

                             Maximum          Maximum           Maximum          Maximum           Maximum          Maximum
                              Sales        Deferred Sales     Sales Charge    Deferred Sales     Sales Charge    Deferred Sales
                          Charge (Load)     Charge (Load)       (Load) on      Charge (Load)       (Load) on      Charge (Load)
                          on Purchases    (as a percentage    Purchases (as  (as a percentage    Purchases (as  (as a percentage
                        (as a percentage      of gross        a percentage       of gross        a percentage       of gross
                           of purchase       redemption        of purchase      redemption       of purchase       redemption
                             price)         proceeds)(2)          price)       proceeds)(3)         price)        proceeds)(4)

Growth                        5.75%             None               None           5.00%              None            1.00%
International                 5.75%             None               None           5.00%              None            1.00%
Small Company                 5.75%             None               None           5.00%              None            1.00%
Value Opportunity             5.75%             None               None           5.00%              None            1.00%
Technology                    5.75%             None               None           5.00%              None            1.00%
--------------------------------------------------------------------------------------------------------------------------------
Balanced                      5.75%             None               None           5.00%              None            1.00%
Growth and Income             5.75%             None               None           5.00%              None            1.00%
--------------------------------------------------------------------------------------------------------------------------------
Bond Fund                     4.75%             None               None           5.00%              None            1.00%
Aetna Government Fund         4.75%             None               None           5.00%              None            1.00%
Money Market                  None              None               None           5.00%              None            None
--------------------------------------------------------------------------------------------------------------------------------
Index Plus Large Cap          3.00%             None               None           5.00%              None            0.75%
Index Plus Mid Cap            3.00%             None               None           5.00%              None            0.75%
Index Plus Small Cap          3.00%             None               None           5.00%              None            0.75%
--------------------------------------------------------------------------------------------------------------------------------
Ascent                        5.75%             None               None           5.00%              None            1.00%
Crossroads                    5.75%             None               None           5.00%              None            1.00%
Legacy                        5.75%             None               None           5.00%              None            1.00%

(1) The Funds do not impose any sales charge (load) on reinvested dividends or exchanges.

(2) A contingent deferred sales charge (CDSC) of up to 1.00% is assessed only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(3) The Funds charge a CDSC of 5.00% on shares redeemed in the first year, declining to 1.00% on shares redeemed in the sixth year. No CDSC is charged thereafter.

(4) The Funds charge a CDSC of 1.00% (0.75% for the Index Plus Funds) on shares redeemed in the first 18 months. No CDSC is charged thereafter.

CLASS A SHARES
ANNUAL FUND OPERATING EXPENSES


                                                               CLASS A SHARES
                                                       ANNUAL FUND OPERATING EXPENSES
                                                (as a percentage of average daily net assets)

                                      Distribution                           Total      Fee Waiver/(2)
                        Management      (12b-1)                            Operating        Expense         Net
                           Fee           Fees         Other Expenses(1)     Expenses     Reimbursement    Expenses

--------------------------------------------------------------------------------------------------------------------
Growth                    0.70%          0.25%              0.17%             1.12%          0.00%          1.12%
International             0.85%          0.25%              0.39%             1.49%          0.00%          1.49%
Small Company             0.85%          0.25%              0.25%             1.35%          0.00%          1.35%
Value Opportunity         0.70%          0.25%              0.92%             1.87%          0.52%          1.35%
Technology(3)             1.05%          0.25%              1.43%             2.73%          0.98%          1.75%

--------------------------------------------------------------------------------------------------------------------
Balanced                  0.80%          0.25%              0.26%             1.31%          0.00%          1.31%
Growth and Income         0.67%          0.25%              0.16%             1.08%          0.00%          1.08%

--------------------------------------------------------------------------------------------------------------------
Bond Fund                 0.50%          0.25%              0.34%             1.09%          0.09%          1.00%
Aetna Government Fund     0.50%          0.25%              0.47%             1.22%          0.27%          0.95%
Money Market              0.40%          0.00%              0.25%             0.65%          0.00%          0.65%

--------------------------------------------------------------------------------------------------------------------
Index Plus Large Cap      0.45%          0.25%              0.21%             0.91%          0.00%          0.91%
Index Plus Mid Cap        0.45%          0.25%              0.80%             1.50%          0.50%          1.00%
Index Plus Small Cap      0.45%          0.25%              1.07%             1.77%          0.77%          1.00%

--------------------------------------------------------------------------------------------------------------------
Ascent                    0.80%          0.25%              0.30%             1.35%          0.10%          1.25%
Crossroads                0.80%          0.25%              0.28%             1.33%          0.13%          1.20%
Legacy                    0.80%          0.25%              0.39%             1.44%          0.29%          1.15%

The expenses shown above are based on the year ended October 31, 2000, except that expense information for Money Market has been restated to reflect the current level of Net Expenses.

(1) An administrative services fee of 0.10% is included in Other Expenses.

(2) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, Growth and Income, and Money Market.

(3) Technology commenced operations on March 1, 2000. Amounts reflected in "Other Expenses" and "Total Operating Expenses" are annualized for the current fiscal year. Actual expenses may be greater or less than shown.

CLASS A SHARES EXAMPLE

The following example is designed to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


                        1 YEAR*        3 YEARS*        5 YEARS*        10 YEARS*


Growth                   $683            $ 911          $1,156          $1,860
International             718            1,019           1,341           2,252
Small Company             705              978           1,272           2,105
Value Opportunity         705            1,081           1,482           2,599
Technology                743            1,286           1,854           3,392
--------------------------------------------------------------------------------
Balanced                  701              966           1,252           2,063
Growth and Income         679              899           1,136           1,816
--------------------------------------------------------------------------------
Bond Fund                 572              797           1,039           1,733
Aetna Government Fund     567              818           1,089           1,859
Money Market               66              208             362             810
--------------------------------------------------------------------------------
Index Plus Large Cap      390              581             789           1,386
Index Plus Mid Cap        399              712           1,048           1,995
Index Plus Small Cap      399              768           1,161           2,260
--------------------------------------------------------------------------------
Ascent                    695              969           1,263           2,097
Crossroads                690              960           1,250           2,074
Legacy                    685              977           1,291           2,177


* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Long-term shareholders (except for Money Market shareholders) may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (NASD), because of the combination of front-end sales charges and distribution (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

CLASS B SHARES
ANNUAL FUND OPERATING EXPENSES


                                                               CLASS B SHARES
                                                       ANNUAL FUND OPERATING EXPENSES
                                                (as a percentage of average daily net assets)

                                      Distribution and                           Total       Fee Waiver/(2)
                        Management    Service (12b-1)                          Operating         Expense         Net
                           Fee              Fees          Other Expenses(1)     Expenses      Reimbursement    Expenses

------------------------------------------------------------------------------------------------------------------------
Growth                     0.70%           1.00%                0.17%            1.87%            0.00%          1.87%
International              0.85%           1.00%                0.39%            2.24%            0.00%          2.24%
Small Company              0.85%           1.00%                0.25%            2.10%            0.00%          2.10%
Value Opportunity          0.70%           1.00%                0.92%            2.62%            0.52%          2.10%
Technology(3)              1.05%           1.00%                1.43%            3.48%            0.98%          2.50%

------------------------------------------------------------------------------------------------------------------------
Balanced                   0.80%           1.00%                0.26%            2.06%            0.00%          2.06%
Growth and Income          0.67%           1.00%                0.16%            1.83%            0.00%          1.83%

------------------------------------------------------------------------------------------------------------------------
Bond Fund                  0.50%           1.00%                0.34%            1.84%            0.09%          1.75%
Aetna Government Fund      0.50%           1.00%                0.47%            1.97%            0.27%          1.70%
Money Market               0.40%           1.00%                0.25%            1.65%            0.00%          1.65%

------------------------------------------------------------------------------------------------------------------------
Index Plus Large Cap       0.45%           1.00%                0.21%            1.66%            0.00%          1.66%
Index Plus Mid Cap         0.45%           1.00%                0.80%            2.25%            0.50%          1.75%
Index Plus Small Cap       0.45%           1.00%                1.07%            2.52%            0.77%          1.75%

------------------------------------------------------------------------------------------------------------------------
Ascent                     0.80%           1.00%                0.30%            2.10%            0.10%          2.00%
Crossroads                 0.80%           1.00%                0.28%            2.08%            0.13%          1.95%
Legacy                     0.80%           1.00%                0.39%            2.19%            0.29%          1.90%


The expenses shown above are based on the year ended October 31, 2000, except that expense information for Money Market has been restated to reflect the current level of Net Expenses.

(1)An administrative services fee of 0.10% is included in Other Expenses.

(2)Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, Growth and Income, and Money Market.

(3)Technology commenced operations on March 1, 2000. Amounts reflected in "Other Expenses" and "Total Operating Expenses" are annualized for the current fiscal year. Actual expenses may be greater or less than shown.

CLASS B SHARES EXAMPLE


The following example is designed to help compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


                         1 YEAR*     3 YEARS*     5 YEARS*        10 YEARS*+

Growth                    $ 690       $ 888        $1,211           $1,995
International               727       1,000         1,400            2,386
Small Company               713         958         1,329            2,240
Value Opportunity           713       1,065         1,544            2,733
Technology                  753       1,277         1,924            3,523
--------------------------------------------------------------------------------
Balanced                    709         946         1,308            2,197
Growth and Income           686         876         1,190            1,951
--------------------------------------------------------------------------------
Bond Fund                   678         870         1,187            1,955
Aetna Government Fund       673         892         1,237            2,080
Money Market                668         820         1,097            1,687
--------------------------------------------------------------------------------
Index Plus Large Cap        669         823         1,102            1,766
Index Plus Mid Cap          678         955         1,359            2,357
Index Plus Small Cap        678       1,011         1,471            2,613
--------------------------------------------------------------------------------
Ascent                      703         948         1,320            2,232
Crossroads                  698         939         1,307            2,208
Legacy                      693         957         1,348            2,311



* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.

+ Reflects the conversion of Class B shares to Class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

CLASS C SHARES
ANNUAL FUND OPERATING EXPENSES




                                                               CLASS C SHARES
                                                       ANNUAL FUND OPERATING EXPENSES
                                                (as a percentage of average daily net assets)

                                      Distribution and                           Total      Fee Waiver/(2)
                        Management    Service (12b-1)                          Operating        Expense         Net
                           Fee              Fees          Other Expenses(1)     Expenses     Reimbursement    Expenses

----------------------------------------------------------------------------------------------------------------------
Growth                     0.70%           1.00%                0.17%            1.87%          0.00%          1.87%
International              0.85%           1.00%                0.39%            2.24%          0.00%          2.24%
Small Company              0.85%           1.00%                0.25%            2.10%          0.00%          2.10%
Value Opportunity          0.70%           1.00%                0.92%            2.62%          0.52%          2.10%
Technology(3)              1.05%           1.00%                1.43%            3.48%          0.98%          2.50%

----------------------------------------------------------------------------------------------------------------------
Balanced                   0.80%           1.00%                0.26%            2.06%          0.00%          2.06%
Growth and Income          0.67%           1.00%                0.16%            1.83%          0.00%          1.83%

----------------------------------------------------------------------------------------------------------------------
Bond Fund                  0.50%           1.00%                0.34%            1.84%          0.09%          1.75%
Aetna Government Fund      0.50%           1.00%                0.47%            1.97%          0.27%          1.70%
Money Market               0.40%           0.00%                0.25%            0.65%          0.00%          0.65%

----------------------------------------------------------------------------------------------------------------------
Index Plus Large Cap       0.45%           0.75%                0.21%            1.41%          0.00%          1.41%
Index Plus Mid Cap         0.45%           0.75%                0.80%            2.00%          0.50%          1.50%
Index Plus Small Cap       0.45%           0.75%                1.07%            2.27%          0.77%          1.50%

----------------------------------------------------------------------------------------------------------------------
Ascent                     0.80%           1.00%                0.30%            2.10%          0.10%          2.00%
Crossroads                 0.80%           1.00%                0.28%            2.08%          0.13%          1.95%
Legacy                     0.80%           1.00%                0.39%            2.19%          0.29%          1.90%


The expenses shown above are based on the year ended October 31, 2000, except that expense information for Money Market has been restated to reflect the current level of Net Expenses.

(1) An administrative services fee of 0.10% is included in Other Expenses.

(2) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, Growth and Income, and Money Market.

(3) Technology commenced operations on March 1, 2000. Amounts reflected in "Other Expenses" and "Total Operating Expenses" are annualized for the current fiscal year. Actual expenses may be greater or less than shown.

CLASS C SHARES EXAMPLE

The following example is designed to help compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


                         1 YEAR*     3 YEARS*     5 YEARS*     10 YEARS*

Growth                   $ 290        $ 588        $1,011        $2,190
International              327          700         1,200         2,575
Small Company              313          658         1,129         2,431
Value Opportunity          313          765         1,344         2,915
Technology                 353          977         1,724         3,692
--------------------------------------------------------------------------------
Balanced                   309          646         1,108         2,390
Growth and Income          286          576           990         2,148
--------------------------------------------------------------------------------
Bond Fund                  278          570           987         2,151
Aetna Government Fund      273          592         1,037         2,274
Money Market                66          208           362           810
--------------------------------------------------------------------------------
Index Plus Large Cap       219          446           771         1,691
Index Plus Mid Cap         228          579         1,032         2,287
Index Plus Small Cap       228          635         1,145         2,546
--------------------------------------------------------------------------------
Ascent                     303          648         1,120         2,423
Crossroads                 298          639         1,107         2,400
Legacy                     293          657         1,148         2,501


* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Long-term shareholders (except Money Market shareholders) may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

FUTURES CONTRACTS AND OPTIONS Each Fund (except Money Market) may enter into futures contracts and use options. The Funds primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS Bond, Balanced, Ascent, Crossroads and Legacy may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

DEFENSIVE INVESTING In response to unfavorable market conditions, each Fund (except Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary investments that are not consistent with its principal investment objective and policies.


PORTFOLIO TURNOVER Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 2000, all of the Funds except Technology, Aetna Government Fund, Money Market, Index Plus Large Cap and Index Plus Small Cap had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.

MANAGEMENT OF THE FUNDS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Funds. Aeltus is responsible for managing the assets of each Fund in accordance with its investment objective and policies, subject to oversight by the Aetna Series Fund, Inc. (Company) Board of Directors (Board). Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees
o Listed below for all Funds (except Technology) are the aggregate advisory fees paid by each Fund for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) Aeltus was entitled to receive.
o Listed below for Technology, which has operated for less than one full fiscal year, is the advisory fee that Aeltus is entitled to receive, expressed as an annual rate based on the average daily net assets of Technology.


                       AGGREGATE ADVISORY FEES PAID AS A                                   AGGREGATE ADVISORY FEES PAID AS A
                       PERCENTAGE OF AVERAGE NET ASSETS                                    PERCENTAGE OF AVERAGE NET ASSETS
FUND NAME              FOR YEAR ENDED OCTOBER 31, 2000         FUND NAME                   FOR YEAR ENDED OCTOBER 31, 2000

Growth                               0.69%                     Aetna Government Fund                     0.23%
International                        0.85%                     Money Market                              0.35%
Small Company                        0.85%                     Index Plus Large Cap                      0.45%
Value Opportunity                    0.18%                     Index Plus Mid Cap                        0.00%
Balanced                             0.80%                     Index Plus Small Cap                      0.00%
Growth and Income                    0.67%                     Ascent                                    0.70%
Bond Fund                            0.41%                     Crossroads                                0.67%
                                                               Legacy                                    0.52%



FUND NAME                                      RATE            AVERAGE DAILY NET ASSETS

Technology                                     1.05%           On first $500 million
                                               1.025%          On next $500 million
                                               1.00%           Over $1 billion

Elijah Asset Management, LLC, 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.

Aeltus pays EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets.

PORTFOLIO MANAGEMENT The following discusses who is primarily responsible for the day-to-day management of the Funds.

CAPITAL APPRECIATION FUNDS


GROWTH Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with Aeltus.

INTERNATIONAL International is managed by a team of Aeltus equity investment specialists led by Vince Fioramonti, Portfolio Manager, Aeltus. Mr. Fioramonti has been managing International since December 1995. Mr. Fioramonti also manages international stocks and non-U.S. dollar government bonds for several investment funds.

SMALL COMPANY Small Company is managed by a team of Aeltus equity investment specialists led by Thomas DiBella, Portfolio Manager, Aeltus. Mr. DiBella has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

VALUE OPPORTUNITY Value Opportunity is managed by a team of Aeltus equity investment specialists led by John McKenna, Portfolio Manager, Aeltus. Mr. McKenna has been managing Value Opportunity since March 2001 and has over seven years experience as an equity analyst. Mr. McKenna is also responsible for providing fundamental research and analysis for Aeltus' large-cap value equity portfolios.


TECHNOLOGY Ronald E. Elijah managing member of EAM, has been managing Technology since its inception. Prior to founding EAM in March, 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management.

Roderick R. Berry, a member of EAM, has served as co-portfolio manager of Technology since its inception. Prior to joining EAM in March, 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

GROWTH & INCOME FUNDS

BALANCED Balanced is managed by a team of Aeltus fixed-income and equity investment specialists.


GROWTH AND INCOME Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.

INCOME FUNDS

Bond Fund, Aetna Government Fund, Money Market Bond Fund, Aetna Government Fund and Money Market are managed by a team of Aeltus fixed-income specialists.

INDEX PLUS FUNDS


INDEX PLUS LARGE CAP, INDEX PLUS MID CAP, INDEX PLUS SMALL CAP Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap are managed by Geoffrey A. Brod, Hugh T.M. Whelan and Douglas Cote.

Mr. Brod, Portfolio Manager, Aeltus, has been managing Index Plus Large Cap since its inception in December 1996 and has served as co-manager of Index Plus Mid Cap and Index Plus Small Cap since February 1998. Mr. Brod has over 30 years of experience in quantitative applications and has over 13 years of experience in equity investments with Aeltus.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co- manager of Index Plus Large Cap since March 2001 and as co-manager of Index Plus Mid Cap and Index Plus Small Cap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co- manager of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.


GENERATION FUNDS

Ascent, Crossroads, Legacy Neil Kochen, Managing Director, Aeltus, has been the lead portfolio manager and asset allocation strategist for each Generation Fund since December 1999. Mr. Kochen heads a team of investment professionals, each of whom specializes in a particular asset class. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND SELECTING A SHARE CLASS

HOW TO OPEN AN ACCOUNT You may open an account either through your investment professional or through the sponsor of your employer-sponsored retirement plan. If you are opening an account through your investment professional, he or she will guide you through the process of investing in a Fund. If you are investing through a retirement plan, please refer to your plan materials.

SELECTING A CLASS

CLASS A SHARES (EXCEPT MONEY MARKET)

o Front-end sales charge applies (at the time of purchase), which will vary depending on the Fund and the size of your purchase.
o No contingent deferred sales charge (CDSC) applies, except in certain limited instances (see below).
o Distribution (12b-1) Fee of 0.25% applies.

SALES CHARGES: CLASS A SHARES The tables below show the front-end sales charges you will pay if you purchase Class A shares of the Funds in any amount up to $1 million.

GROWTH                  BALANCED                ASCENT
INTERNATIONAL           GROWTH AND INCOME       CROSSROADS
SMALL COMPANY                                   LEGACY
VALUE OPPORTUNITY
TECHNOLOGY

                        WHEN YOU INVEST THIS AMOUNT             THIS % IS             WHICH EQUALS THIS
                                                                DEDUCTED              % OF YOUR INVESTMENT
                                                                FOR SALES CHARGES

                        under $50,000                           5.75%                 6.10%
                        $50,000 or more but under $100,000      4.50                  4.71
                        $100,000 or more but under $250,000     3.50                  3.63
                        $250,000 or more but under $500,000     2.50                  2.56
                        $500,000 or more but under $1,000,000   2.00                  2.04


BOND FUND
AETNA GOVERNMENT FUND

                        WHEN YOU INVEST THIS AMOUNT             THIS % IS             WHICH EQUALS THIS
                                                                DEDUCTED              % OF YOUR INVESTMENT
                                                                FOR SALES CHARGES

                        under $50,000                           4.75%                 4.99%
                        $50,000 or more but under $100,000      4.50                  4.71
                        $100,000 or more but under $250,000     3.50                  3.63
                        $250,000 or more but under $500,000     2.50                  2.56
                        $500,000 or more but under $1,000,000   2.00                  2.04


INDEX PLUS LARGE CAP
INDEX PLUS MID CAP
INDEX PLUS SMALL CAP

                        WHEN YOU INVEST THIS AMOUNT             THIS % IS             WHICH EQUALS THIS
                                                                DEDUCTED              % OF YOUR INVESTMENT
                                                                FOR SALES CHARGES

                         under $50,000   3.00%   3.09%
                         $50,000 or more but under $100,000     2.50                  2.56
                         $100,000 or more but under $250,000    2.00                  2.04
                         $250,000 or more but under $500,000    1.50                  1.52
                         $500,000 or more but under $1,000,000  1.00                  1.01

CLASS A SHARES SALES CHARGE WAIVERS Generally, no front-end sales charge applies if you are buying Class A shares with money you received within the past 60 days by redeeming class A shares of another Aeltus-advised Fund on which a front-end sales charge was paid or with money you received within the past 30 days by redeeming shares of another mutual fund on which you paid a front-end sales charge. The Funds also waive the Class A front-end sales charge for purchases made by certain types of investors. (See the SAI or call 1-800-367-7732 for additional details.)

CDSC ON CLASS A SHARES The Funds do not impose a CDSC on Class A shares purchased with an aggregate investment in the Funds of less than $1 million. All Funds other than Money Market may impose a CDSC on Class A shares purchased with an aggregate investment in the Funds of at least $1 million. The CDSC on Class A shares will apply only to shares for which a finder's fee is paid to investment professionals pursuant to a distribution agreement with the Funds' principal underwriter. The CDSC imposed for all Funds' Class A shares except the Index Plus Funds is as follows:


                                          THIS % AMOUNT MAY BE
WHEN YOU INVEST THIS AMOUNT               IMPOSED ON YOUR REDEMPTION

$1 million but under $3 million           Year 1 - 1.00%
                                          Year 2 - 0.50%

$3 million but under $20 million          Year 1 - 0.50%
                                          Year 2 - 0.50%

$20 million or greater                    Year 1 - 0.25%
                                          Year 2 - 0.25%

The CDSC imposed for the Index Plus Funds is as follows:

                                          THIS % AMOUNT MAY BE
WHEN YOU INVEST THIS AMOUNT               IMPOSED ON YOUR REDEMPTION

$1 million but under $3 million           Year 1 - 0.50%
                                          Year 2 - 0.50%

$3 million but under $20 million          Year 1 - 0.25%
                                          Year 2 - 0.25%

$20 million or greater                    Year 1 - 0.25%
                                          Year 2 - 0.25%


CLASS B SHARES

o No front-end sales charge applies.
o CDSC applies (if you sell your shares within six years of purchase).
o Distribution (12b-1) Fee of 0.75% applies.
o Service Fee of 0.25% applies.
o Automatic conversion to Class A shares after eight years.

You can purchase Class B shares of Money Market only by (i) opening a Dollar Cost Averaging account by which all of the amount invested will be reinvested in another Fund within 24 months of the initial purchase or (ii) exchanging Class B shares of another Fund. ORDERS FOR CLASS B SHARES FOR $250,000 OR MORE WILL BE TREATED AS ORDERS FOR CLASS A SHARES.

SALES CHARGES: CLASS B SHARES All Funds impose a CDSC on redemptions, but not exchanges, made within six years of purchase. The table below shows the applicable CDSC based on the time invested.

REDEMPTION DURING                      CDSC
1st year since purchase                5%
2nd year since purchase                4%
3rd year since purchase                3%
4th year since purchase                3%
5th year since purchase                2%
6th year since purchase                1%
7th year since purchase                None

CLASS C SHARES (EXCEPT MONEY MARKET)

o No front-end sales charge applies.
o CDSC applies (if you sell your shares within 18 months of purchase).
o Distribution (12b-1) Fee of 0.75% (for all Funds except the Index Plus Funds) or 0.50% (for the Index Plus Funds) applies.
o Service Fee of 0.25% applies.

SALES CHARGES: CLASS C SHARES All Funds other than Money Market impose a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Index Plus Funds which impose a CDSC of 0.75%.

OTHER POLICIES RELATING TO CHARGES AND FEES

APPLICATION OF A CDSC To determine whether a CDSC is payable on any redemption, the Fund will FIRST redeem shares not subject to any charge, and THEN shares held longest during the CDSC period. The CDSC is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed.

Unless otherwise specified, when you request to sell a stated dollar amount, the Fund will redeem additional shares to cover any CDSC. For requests to sell a stated number of shares, the Fund will deduct the amount of the CDSC, if any, from the sale proceeds.

WHEN THE CDSC DOES NOT APPLY The CDSC does not apply in certain situations, including certain exchanges, certain retirement distributions, and certain redemptions made because of disability or death. (See the SAI or call 1-800-367-7732 for additional details.)

DISTRIBUTION (12B-1) FEES With respect to its Class A and Class C shares, each Fund, other than Money Market, has adopted a plan that allows the Fund to pay fees for the sale and distribution of Fund shares (Rule 12b-1 plan). With respect to its Class B shares, each Fund, including Money Market, has adopted a Rule 12b-1 plan. The 12b-1 fees are paid out of Fund assets on an ongoing basis, and as a result, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Some of the distribution (12b-1) fees are used to compensate financial professionals who sell Fund shares.

SERVICE FEE Each Fund, with respect to its Class B shares, and each Fund (except Money Market), with respect to its Class C shares, has adopted a Shareholder Services Plan that allows the payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

HOW TO BUY SHARES


MINIMUM INVESTMENTS
                                          INITIAL INVESTMENT          ADDITIONAL INVESTMENTS

Individual Retirement Accounts            $250                        o $100 except by wire or Systematic
(including Roth IRAs)                                                   Investment
                                                                      o $250 by wire
                                                                      o $50 by Systematic Investment

All other investments                     $1,000                      o $100 except by wire or Systematic
                                                                        Investment
                                                                      o $500 by wire
                                                                      o $50 by Systematic Investment


INSTRUCTIONS FOR BUYING FUND SHARES

Please contact your investment professional or consult your plan materials regarding the purchase of Fund shares. If you are purchasing Fund shares through your investment professional, he or she will guide you through the process of opening an account and purchasing additional shares, as follows.

                              TO OPEN AN ACCOUNT                           TO PURCHASE ADDITIONAL SHARES
------------------------------------------------------------------------------------------------------------------
BY MAIL                       Complete and sign your                       Fill out the investment stub from your
                              application, make                            confirmation statement or send a letter
                              your check payable to Aetna                  indicating your name, account
                              Series Fund, Inc. and mail to:               number(s), the Fund(s) in which you
                                                                           wish to invest and the amount you want
                                                                           to invest in each Fund.

                              Aetna Series Fund, Inc.
                              c/o PFPC Inc.
                              P.O. Box 9681                                Make your check payable to Aetna
                              Providence, RI  02940                        Series Fund, Inc. and mail to:

                              Your check must be drawn on a                Aetna Series Fund, Inc.
                              bank located within the United               c/o PFPC Inc.
                              States and payable in U.S. dollars.          P.O. Box 9663
                              Cash, credit cards and third party           Providence, RI  02940
                              checks cannot be used to open
                              an account.


                              TO OPEN AN ACCOUNT                           TO PURCHASE ADDITIONAL SHARES

                                                                           Your check must be drawn on
                                                                           a bank located within the
                                                                           United States and payable in
                                                                           U.S. dollars. The Funds will
                                                                           accept checks which are made
                                                                           payable to you and endorsed
                                                                           to Aetna Series Fund, Inc.

------------------------------------------------------------------------------------------------------------------
BY OVERNIGHT COURIER          Follow the instructions above                Follow the instructions above for
                              for "By Mail" but send your                  "By Mail" but send your check and
                              completed application and                    investment stub or letter to:
                              check to:

                              Aetna Series Fund, Inc.                      Aetna Series Fund, Inc.
                              c/o PFPC Inc.                                c/o PFPC Inc.
                              4400 Computer Drive                          4400 Computer Drive
                              Westborough, MA  01581                       Westborough, MA  01581

------------------------------------------------------------------------------------------------------------------
BY WIRE                       Not Available.                               Call 1-800-367-7732 prior to sending
                                                                           the wire in order to obtain a
                                                                           confirmation number.

                                                                           Instruct your bank to wire funds to:

                                                                           Boston Safe Deposit & Trust Company
                                                                           ABA # 011001234

                                                                           Credit to:
                                                                           Boston Safe Deposit & Trust Company
                                                                           Account # 176656

                                                                           Further Credit to:
                                                                           Name of Fund
                                                                           Shareholder Account Number
                                                                           Shareholder Registration

                                                                           Federal funds wire purchase orders will
                                                                           be accepted only when the Fund's
                                                                           transfer agent and custodian bank are
                                                                           open for business.

                                                                           Neither the Funds nor their agents are
                                                                           responsible for the consequences of
                                                                           delays resulting from the banking or
                                                                           Federal Reserve wire system or from
                                                                           incomplete instructions.


                              TO OPEN AN ACCOUNT                           TO PURCHASE ADDITIONAL SHARES


BY ELECTRONIC                 Not Available.                               Use the Systematic Investment Option.
FUNDS TRANSFER                                                             Sign up for this service when opening
                                                                           your account or by requesting the
                                                                           appropriate information.

------------------------------------------------------------------------------------------------------------------
BY EXCHANGE                   Submit a written request to the              Submit a written request to the address
                              address listed above under                   listed above under "By Mail."  Include:
                              "By Mail." Include:                          o Your name and account number.
                              o Your name and account number.              o The name of the Fund into and out of
                              o The name of the Fund into and                which you wish to exchange.
                                out of which you wish to                   o The amount to be exchanged and the
                                exchange.                                    signatures of all shareholders.
                              o The amount to be exchanged
                                and the signatures of all                  You may also exchange your shares by
                                shareholders.                              calling 1-800-367-7732.  Please be
                                                                           prepared to provide:
                              You may also exchange your                   o The Funds' names.
                              shares by calling 1-800-367-7732.            o Your account number(s).
                              Please be prepared to provide:               o Your Social Security number or
                              o The Funds' names.                            taxpayer identification number.
                              o Your account number(s).                    o Your address.
                              o Your Social Security number or             o The amount to be exchanged.
                                taxpayer identification number.
                              o Your address.
                              o The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request through your investment professional, plan sponsor or as described below. Your investment professional may charge you a fee for selling your shares.


Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that notaries public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.



REDEMPTIONS BY MAIL         You may redeem shares you own in any Fund by sending
                            written instructions to:

                            Aetna Series Fund, Inc.
                            c/o PFPC Inc.
                            P.O. Box 9681
                            Providence, RI 02940

                            Your instructions should identify:
                            o The Fund.
                            o The number of shares or dollar amount to be
                              redeemed.
                            o Your name and account number.

                            Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).

--------------------------------------------------------------------------------
REDEMPTIONS BY WIRE         A minimum redemption of $1,000 is required for wire
                            transfers. Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee.
                            A $12 fee will be charged for this service.


--------------------------------------------------------------------------------
REDEMPTIONS BY TELEPHONE    Call 1-800-367-7732. Please be prepared to provide
                            your account number, account name and the amount of the redemption, which generally must be no less than $500 and no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day (adjusted for the front-end sales charge or CDSC, if applicable). Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day (adjusted for the front-end sales charge or CDSC, if applicable).

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day, subject to the applicable front-end sales charge or CDSC.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

NET ASSET VALUE The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, the securities held by Money Market are valued using amortized cost. For all other Funds, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another. However, a sales charge may apply upon an exchange of Class A shares of Money Market for Class A shares of another Fund. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares. For Class B and Class C shares, any CDSC that applies to your current shares will apply to the new shares. The CDSC will be calculated from the date of your original purchase.

There are no limits on the number of exchanges you can make. However, the Funds may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Funds may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

CROSS INVESTING

o DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

o SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-800-367-7732 to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $100,000. Telephone redemption requests will not be accepted if you:


o Have submitted a change of address within the preceding 15 calendar days.
o Are selling shares in a retirement plan account held in trust.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.


MINIMUM ACCOUNT BALANCE You must maintain a minimum balance of $500 ($250 in the case of IRAs) in each Fund account. If you do not, the Fund may give you 60 days' notice to increase the account balance to the minimum. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.


ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-800-367-7732 for additional details.

o SYSTEMATIC INVESTMENT You can make automatic monthly investments in any Fund.

o LETTER OF INTENT If you agree to purchase a specific amount of Class A shares of one or more Funds (other than Money Market) over a period of up to 13 months, the front-end sales charge will be calculated at the rate that would have been charged had you purchased the entire amount all at once. You may qualify for a reduced front-end sales charge by notifying us of your intent by completing and returning to us the relevant portion of your application. After the Letter of Intent is filed, each additional investment in a Fund will be entitled to the front-end sales charge applicable to the level of investment indicated on the Letter of Intent.

o RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY Discounts To determine if you may pay a reduced front-end sales charge on Class A purchases, you may add the amount of your current purchase to the cost or current value, whichever is higher, of other Class A shares of the Funds (other than Money Market) owned by you, your family and your company (if you are the sole owner).
o Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

o CHECKWRITING SERVICE Checkwriting is available with Class A and Class C shares of Money Market. There currently is no transaction charge for this service, and the initial checkbook you receive is free. However, you will be charged a $3.00 fee for each checkbook reorder. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. This service is not available for IRA or other retirement accounts. You will be charged a $25 fee for stop payment requests and for Money Market checks that are returned due to insufficient funds.

o TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

o TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by a variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and certain programs sponsored by employers (such as 401(k) and 403(b)(7) plans). There is no minimum investment or minimum account balance applicable to investments in 403(b)(7) accounts except that a rollover from a 403(b)(7) account must be for at least $500. Purchases made in connection with IRAs and 403(b)(7) accounts may be subject to an annual custodial fee of $10.00 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for IRAs and 403(b)(7) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, Aeltus Capital, Inc., the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives who may or may not be affiliates of Aetna, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or EAM's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid as follows:

o declared daily and paid monthly       Money Market

o declared and paid monthly             Bond Fund
                                        Aetna Government
                                         Fund

o declared and paid semiannually        Balanced
                                        Growth and
                                         Income

o declared and paid annually            All other Funds

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Money Market shares begin to accrue dividends the business day after they are purchased. A redemption of Money Market shares will include dividends declared through the redemption date.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund (except Money Market) will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

o Full Reinvestment Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

o CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

o ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from any Fund are taxable as ordinary income.
o Distributions of other capital gains generally are taxable as capital gains.
o Ordinary income and capital gains are taxed at different rates.
o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.
o The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Funds.

BACKUP WITHHOLDING By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

PERFORMANCE OF SIMILARLY MANAGED FUND


SIMILAR FUND PERFORMANCE

Technology is recently organized and does not yet have a long-term performance record. However, Technology has an investment objective, policies and strategies substantially similar to a series of an investment company registered under the 1940 Act that is subadvised by EAM (Similar Fund). Therefore, the performance of the Similar Fund is provided below. The performance of Technology will vary over time and its investments will not be identical to the past portfolio investments of the Similar Fund.

The Similar Fund has been managed since its inception by Mr. Elijah and Mr. Berry, the portfolio managers for Technology.

The results shown below for the Similar Fund reflect the reinvestment of dividends and distributions, and were calculated in the same manner which will be used by Technology to calculate its own performance. All Similar Fund performance data:

o Was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses.
o Reflects the deduction of the historical fees and expenses paid by the Similar Fund, and not those paid by Technology.
o Includes cash and cash equivalents.

The following table shows average annual total returns for the periods ended December 31, 2000 for the Similar Fund and Technology's benchmark index. The Goldman Sachs Technology Index returns shown below are based on price appreciation and do not assume reinvestment of dividends and distributions. Investors should not consider the historical performance of the Similar Fund to be an indication of the future performance of Technology.


                             1 YEAR      5 YEAR       SINCE INCEPTION
The Information Age
Fund (Similar Fund)          -35.09%     24.63%      22.18% (11/15/95)

Goldman Sachs
Technology Index             -37.90%     27.15%      25.29% (11/15/95)

FINANCIAL HIGHLIGHTS


These highlights are intended to help you understand the Funds' performance for the past five years (or since commencement of operations, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Funds' financial statements, are included in the Company's annual reports, which are available upon request.


                                                                                  GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Year Ended      Year Ended      Year Ended     Year Ended      Year Ended
                                                         October 31,     October 31,     October 31,    October 31,     October 31,
                                                            2000            1999            1998           1997            1996
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.............        $  22.15         $ 16.37         $ 16.76         $14.17          $13.63
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................           (0.03)++        (0.06)+         (0.04)+        (0.11)+         (0.08)+
Net realized and change in unrealized
  gain or loss on investments....................            3.42            6.04            2.05           3.84            2.38
-----------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations.....            3.39            5.98            2.01           3.73            2.30
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains on investments...........           (3.04)          (0.20)          (2.40)         (1.14)          (1.76)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions.........................           (3.04)          (0.20)          (2.40)         (1.14)          (1.76)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...................          $22.50         $ 22.15         $ 16.37         $16.76          $14.17
===================================================================================================================================

Total Return.....................................           16.34%          36.78%          14.34%         28.05%          18.97%
Net assets, end of period (000's)................        $122,415         $57,329         $12,877         $8,647          $4,615
Ratio of net investment expenses to
  average net assets.............................            1.12%           1.19%           1.32%          1.92%           2.03%
Ratio of net investment income to
  average net assets.............................           (0.34)%         (0.29)%         (0.25)%        (0.67)%         (0.59)%
Portfolio turnover rate..........................          182.66%         142.28%         170.46%        141.07%         144.19%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                     GROWTH
--------------------------------------------------------------------------------
            Class B                                 Class C
------------------------------- ------------------------------------------------

                 Period From                                    Period From
                March 1, 1999                                  June 30, 1998
              (Date of Initial                               (Date of Initial
Year Ended    Public Offering)   Year Ended    Year Ended    Public Offering)
October 31,    to October 31,    October 31,   October 31,    to October 31,
   2000             1999            2000          1999             1998
------------------------------- ------------------------------------------------
  $22.40           $19.84         $22.25         $16.56          $17.86
------------------------------- ------------------------------------------------

   (0.03)++         (0.15)+        (0.03)++       (0.22)+         (0.05)+

    3.30             2.71           3.27           6.11           (1.25)
------------------------------- ------------------------------------------------
    3.27             2.56           3.24           5.89           (1.30)
------------------------------- ------------------------------------------------

   (2.96)            -             (2.94)         (0.20)           -
------------------------------- ------------------------------------------------
   (2.96)            -             (2.94)         (0.20)           -
------------------------------- ------------------------------------------------
  $22.71           $22.40         $22.55         $22.25          $16.56
=============================== ================================================

   15.46%           12.90%         15.47%         35.80%          (7.28)%
  $5,710           $1,920         $3,857         $1,446          $  356

    1.87%            1.94%(1)       1.87%          1.94%           1.99%(1)

   (1.09)%          (1.04)%(1)     (1.09)%        (1.04)%         (0.92)%(1)
  182.66%          142.28%        182.66%        142.28%         170.46%

(for one outstanding share throughout each period)



                                                                                      INTERNATIONAL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Class A
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                         October 31,     October 31,     October 31,     October 31,     October 31,
                                                            2000            1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.............         $ 13.74         $ 11.83         $ 13.57         $ 11.77         $ 10.59
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................           (0.06)++        (0.02)+         (0.02)+         (0.07)+         (0.05)+
Net realized and change in unrealized
  gain or loss on investments....................            1.39            3.08            1.05            2.88            1.57
-----------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations.....            1.33            3.06            1.03            2.81            1.52
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income.......................            -              (0.55)          (0.31)          (0.12)          (0.08)
From net realized gains on investments...........           (1.57)          (0.60)          (2.46)          (0.89)          (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions.........................           (1.57)          (1.15)          (2.77)          (1.01)          (0.34)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...................         $ 13.50         $ 13.74         $ 11.83         $ 13.57         $ 11.77
===================================================================================================================================

Total Return.....................................            8.80%          27.76%           9.76%          25.07%          14.67%
Net assets, end of period (000's)................         $83,245         $35,098         $15,078         $19,063         $22,893
Ratio of net investment expenses to
  average net assets.............................            1.49%           1.60%           1.82%           2.47%           2.94%
Ratio of net investment income to
  average net assets.............................           (0.55)%         (0.16)%         (0.19)%         (0.57)%         (0.42)%
Ratio of expenses before
  reimbursement and waiver to
  average net assets.............................            1.49%           1.78%           2.01%           -               -
Portfolio turnover rate..........................          181.87%         175.71%         152.73%         194.41%         135.92%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                 INTERNATIONAL
--------------------------------------------------------------------------------
            Class B                                 Class C
------------------------------- ------------------------------------------------

                 Period From                                   Period From
                March 1, 1999                                 June 30, 1998
              (Date of Initial                               (Date of Initial
Year Ended    Public Offering)   Year Ended     Year Ended    Public Offering)
October 31,    to October 31,    October 31,    October 31,   to October 31,
   2000             1999            2000           1999            1998
------------------------------- ------------------------------------------------

  $13.69           $11.70          $13.68         $11.85          $13.29
------------------------------- ------------------------------------------------

   (0.05)++         (0.08)+         (0.05)++       (0.12)+         (0.03)+

    1.29             2.07            1.27           3.10           (1.41)
------------------------------- ------------------------------------------------
    1.24             1.99            1.22           2.98           (1.44)
------------------------------- ------------------------------------------------

    -                -               -             (0.55)           -
   (1.51)            -              (1.51)         (0.60)           -
------------------------------- ------------------------------------------------
   (1.51)            -              (1.51)         (1.15)           -
------------------------------- ------------------------------------------------
  $13.42           $13.69          $13.39         $13.68          $11.85
=============================== ================================================

    8.15%           17.01%           7.91%         27.01%         (10.84)%
  $1,617           $  225          $8,187         $1,359          $  156

    2.24%            2.35%(1)        2.24%          2.35%           2.36%(1)

   (1.30)%          (0.91)%(1)      (1.30)%        (0.91)%         (0.73)%(1)


    2.24%            2.53%(1)        2.24%          2.53%           2.55%(1)
  181.87%          175.71%         181.87%        175.71%         152.73%

(for one outstanding share throughout each period)



                                                                                      SMALL COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Class A
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                        October 31,     October 31,     October 31,     October 31,     October 31,
                                                           2000            1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.............         $ 12.11         $ 10.15         $15.20           $14.42         $13.39
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................            0.02++          0.02+          0.01+           (0.16)+        (0.18)+
Net realized and change in unrealized
  gain or loss on investments....................            3.62            2.02          (0.84)            4.36           2.62
-----------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations.....            3.64            2.04          (0.83)            4.20           2.44
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income.......................           (0.01)          (0.02)          -                -              -
From net realized gains on investments...........           (0.94)          (0.06)         (4.22)           (3.42)         (1.41)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions.........................           (0.95)          (0.08)         (4.22)           (3.42)         (1.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...................         $ 14.80         $ 12.11         $10.15           $15.20         $14.42
===================================================================================================================================

Total Return.....................................           31.55%          20.16%         (7.77)%          36.73%         19.02%
Net assets, end of period (000's)................         $61,682         $16,269         $9,089           $7,077         $3,884
Ratio of net investment expenses to
  average net assets.............................            1.35%           1.48%          1.63%           2.33%           2.20%
Ratio of net investment income to
  average net assets.............................            0.21%           0.18%          0.15%          (1.17)%         (1.26)%
Ratio of expenses before
  reimbursement and waiver to
  average net assets.............................            -               1.50%          1.74%           -               -
Portfolio turnover rate..........................          333.36%         231.94%        211.87%         150.43%         163.21%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                  SMALL COMPANY
--------------------------------------------------------------------------------
            Class B                                 Class C
------------------------------- ------------------------------------------------

                 Period From                                    Period From
                March 1, 1999                                  June 30, 1998
              (Date of Initial                               (Date of Initial
Year Ended    Public Offering)   Year Ended    Year Ended    Public Offering)
October 31,    to October 31,    October 31,   October 31,    to October 31,
   2000             1999            2000          1999             1998
------------------------------- ------------------------------------------------

  $12.37           $10.69          $12.32        $10.39           $12.11
------------------------------- ------------------------------------------------
    0.01++          (0.05)+          0.02++       (0.07)+          (0.02)+

    3.61             1.73            3.59          2.07            (1.70)
------------------------------- ------------------------------------------------
    3.62             1.68            3.61          2.00            (1.72)
------------------------------- ------------------------------------------------

    -                -               -            (0.01)           -
   (0.87)            -              (0.89)        (0.06)           -
------------------------------- ------------------------------------------------
   (0.87)            -              (0.89)        (0.07)           -
------------------------------- ------------------------------------------------
  $15.12           $12.37          $15.04        $12.32           $10.39
=============================== ================================================

   30.51%           15.72%          30.54%        19.33%          (14.21)%
  $1,246           $  129          $6,736        $1,893           $1,118

    2.10%            2.23%(1)        2.10%         2.23%            2.30%(1)

   (0.54)%          (0.57)%(1)      (0.54)%       (0.57)%          (0.52)%(1)


    -                2.25%(1)        -             2.25%            2.41%(1)
  333.36%          231.94%         333.36%       231.94%          211.87%

(for one outstanding share throughout each period)



                                                                                VALUE OPPORTUNITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                      CLASS A                                    CLASS B
--------------------------------------------------------------------------------------------------  --------------------------------
                                                                                  Period From                          Period From
                                                                                February 2, 1998                      March 1, 1999
                                                                                 (Commencement                      (Date of Initial
                                                 Year Ended      Year Ended      of Operations)      Year Ended      Pubic Offering)
                                                 October 31,     October 31,     to October 31,      October 31,       October 31,
                                                    2000            1999              1998              2000              1999
--------------------------------------------------------------------------------------------------  --------------------------------

Net asset value, beginning of period...........    $13.20          $ 9.97            $10.00            $13.14            $11.28
--------------------------------------------------------------------------------------------------  --------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................     (0.02)++         -+                0.01+            (0.04)++          (0.06)+
Net realized and change in unrealized
  gain or loss on investments..................      2.18            3.25             (0.04)             2.08              1.92
--------------------------------------------------------------------------------------------------  --------------------------------
     Total income from investment operations...      2.16            3.25             (0.03)             2.04              1.86
--------------------------------------------------------------------------------------------------  --------------------------------
LESS DISTRIBUTIONS:
From net investment income.....................     (0.01)          (0.02)             -                 -                 -
From net realized gains on investments.........     (0.85)           -                 -                (0.80)             -
--------------------------------------------------------------------------------------------------  --------------------------------
     Total distributions.......................     (0.86)          (0.02)             -                (0.80)             -
--------------------------------------------------------------------------------------------------  --------------------------------
Net asset value, end of period.................    $14.50          $13.20            $ 9.97            $14.38            $13.14
==================================================================================================  ================================

Total Return...................................     17.24%          32.57%            (0.30)%           16.31%            16.49%
Net assets, end of period (000's)..............    $7,074          $1,139            $  464            $  149             $ 188
Ratio of net investment expenses to
  average net assets...........................      1.35%           1.35%             1.35%(1)          2.10%             2.10%(1)
Ratio of net investment income to
  average net assets...........................     (0.17)%         (0.02)%            0.12%(1)         (0.92)%           (0.77)%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets...........................      1.87%           2.77%             3.66%(1)          2.62%             3.52%(1)
Portfolio turnover rate........................    161.57%         124.83%           132.45%           161.57%           124.83%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.


                  VALUE OPPORTUNITY                                           TECHNOLOGY
----------------------------------------------------  ----------------------------------------------------------
                      Class C                              Class A             Class B             Class C
----------------------------------------------------  ------------------  ------------------  ------------------
                                     Period From         Period From         Period From         Period From
                                    June 30, 1998       March 1, 2000       March 1, 2000       March 1, 2000
                                  (Date of Initial      (Commencement       (Commencement       (Commencement
Year Ended       Year Ended       Public Offering)      of Operations)      of Operations)      of Operations)
October 31,      October 31,       to October 31,       to October 31,      to October 31,      to October 31,
   2000             1999                1998                 2000                2000                2000
----------------------------------------------------  ------------------  ------------------  ------------------

  $13.09           $ 9.95              $11.04               $10.00             $10.00               $10.00
----------------------------------------------------  ------------------  ------------------  ------------------
   (0.03)++         (0.09)+             (0.02)+              (0.06)++           (0.08)++             (0.07)++

    2.08             3.23               (1.07)               (1.38)             (1.40)               (1.41)
----------------------------------------------------  ------------------  ------------------  ------------------
    2.05             3.14               (1.09)               (1.44)             (1.48)               (1.48)
----------------------------------------------------  ------------------  ------------------  ------------------

    -                -                   -                    -                  -                    -
   (0.80)            -                   -                    -                  -                    -
----------------------------------------------------  ------------------  ------------------  ------------------
   (0.80)            -                   -                    -                  -                    -
----------------------------------------------------  ------------------  ------------------  ------------------
  $14.34           $13.09              $ 9.95               $ 8.56             $ 8.52               $ 8.52
====================================================  ==================  ==================  ==================

   16.39%           31.56%              (9.88)%             (14.40)%           (14.80)%             (14.80)%
  $  464           $  315              $   95               $7,569             $2,329               $3,307

    2.10%            2.10%               2.10%(1)             1.75%(1)           2.50%(1)             2.50%(1)

   (0.92)%          (0.77)%             (0.63)%(1)           (1.34)%(1)         (2.09)%(1)           (2.09)%(1)


    2.62%            3.52%               4.41%(1)             2.73%(1)           3.48%(1)             3.48%(1)
  161.57%          124.83%             132.45%              124.43%            124.43%              124.43%

(for one outstanding share throughout each period)



                                                                                       BALANCED
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Class A
---------------------------------------------------------------------------------------------------------------------------------

                                                      Year Ended       Year Ended     Year Ended      Year Ended      Year Ended
                                                      October 31,      October 31,    October 31,     October 31,     October 31,
                                                         2000             1999           1998            1997            1996
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.............       $13.72           $12.83         $14.05          $13.49          $12.34
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................         0.35++           0.29+          0.29+           0.23+           0.20+
Net realized and change in unrealized
  gain or loss on investments....................         0.82             1.52           1.01            2.03            1.79
---------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations.....         1.17             1.81           1.30            2.26            1.99
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income.......................        (0.27)           (0.31)         (0.24)          (0.20)          (0.27)
From net realized gains on investments...........        (0.54)           (0.61)         (2.28)          (1.50)          (0.57)
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions.........................        (0.81)           (0.92)         (2.52)          (1.70)          (0.84)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...................       $14.08           $13.72         $12.83          $14.05          $13.49
=================================================================================================================================

Total Return.....................................         8.81%           14.48%         10.44%          18.64%          16.83%
Net assets, end of period (000's)................      $35,564          $27,339         $7,544          $6,289          $3,783
Ratio of net investment expenses to
  average net assets.............................         1.31%            1.36%          1.44%           1.99%           2.07%
Ratio of net investment income to
  average net assets.............................         1.99%            2.13%          2.22%           1.68%           1.60%
Portfolio turnover rate..........................       241.99%          127.46%         84.55%         116.69%         117.88%

(1)  Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                    BALANCED
--------------------------------------------------------------------------------
            Class B                                 Class C
------------------------------- ------------------------------------------------
                 Period From                                    Period From
                March 1, 1999                                  June 30, 1998
              (Date of Initial                               (Date of Initial
Year Ended    Public Offering)   Year Ended    Year Ended    Public Offering)
October 31,    to October 31,    October 31,   October 31,    to October 31,
   2000             1999            2000          1999             1998
------------------------------- ------------------------------------------------

  $13.69           $13.00          $13.63        $12.80          $13.27
------------------------------- ------------------------------------------------
    0.27++           0.13+           0.24++        0.19+           0.07+

    0.80             0.65            0.81          1.52           (0.54)
------------------------------- ------------------------------------------------
    1.07             0.78            1.05          1.71           (0.47)
------------------------------- ------------------------------------------------

   (0.20)           (0.09)          (0.18)        (0.27)           -
   (0.54)            -              (0.54)        (0.61)           -
------------------------------- ------------------------------------------------
   (0.74)           (0.09)          (0.72)        (0.88)           -
------------------------------- ------------------------------------------------
  $14.02           $13.69          $13.96        $13.63          $12.80
=============================== ================================================

    8.01%            6.02%           7.95%        13.64%          (3.54)%
  $1,130           $  745          $2,185        $1,601          $  216

    2.06%            2.11%(1)        2.06%         2.11%           2.11%(1)

    1.24%            1.38%(1)        1.24%         1.38%           1.55%(1)
  241.99%          127.46%         241.99%       127.46%          84.55%

(for one outstanding share throughout each period)



                                                                               GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Class A
-------------------------------------------------------------------------------------------------------------------------------

                                                     Year Ended     Year Ended      Year Ended       Year Ended     Year Ended
                                                     October 31,    October 31,     October 31,      October 31,    October 31,
                                                        2000           1999            1998             1997           1996
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period............      $ 16.68         $ 15.22         $18.01          $ 15.69         $13.43
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................         0.04++          0.05+          0.06+            0.03+          0.08+
Net realized and change in unrealized
  gain or loss on investments...................         0.49            3.25           0.51             4.99           3.08
-------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations....         0.53            3.30           0.57             5.02           3.16
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income......................        (0.03)          (0.11)         (0.04)           (0.10)         (0.14)
From net realized gains on investments..........        (3.00)          (1.73)         (3.32)           (2.60)         (0.76)
-------------------------------------------------------------------------------------------------------------------------------
     Total distributions........................        (3.03)          (1.84)         (3.36)           (2.70)         (0.90)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..................      $ 14.18         $ 16.68         $15.22          $ 18.01         $15.69
===============================================================================================================================

Total Return....................................         3.50%          22.67%          3.42%           36.49%         24.70%
Net assets, end of period (000's)...............      $92,407         $72,789 $       23,603          $15,955         $6,638
Ratio of net investment expenses to
  average net assets............................         1.08%           1.11%          1.20%            1.75%          1.83%
Ratio of net investment income to
  average net assets............................         0.08%           0.31%          0.39%            0.18%          0.55%
Portfolio turnover rate.........................       167.45%         121.99%        160.48%          157.92%        106.09%

(1)  Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                GROWTH AND INCOME
--------------------------------------------------------------------------------
            Class B                                 Class C
------------------------------- ------------------------------------------------
                 Period From                                    Period From
                March 1, 1999                                  June 30, 1998
              (Date of Initial                               (Date of Initial
Year Ended    Public Offering)   Year Ended    Year Ended    Public Offering)
October 31,    to October 31,    October 31,   October 31,    to October 31,
   2000             1999            2000          1999             1998
------------------------------- ------------------------------------------------

  $16.66           $15.41          $16.59        $15.22           $16.92
------------------------------- ------------------------------------------------
    0.01++          (0.05)+          0.01++       (0.07)+          (0.01)+

    0.41             1.31            0.41          3.24            (1.69)
------------------------------- ------------------------------------------------
    0.42             1.26            0.42          3.17            (1.70)
------------------------------- ------------------------------------------------

    -               (0.01)           -            (0.07)            -
   (2.97)            -              (2.97)        (1.73)            -
------------------------------- ------------------------------------------------
   (2.97)           (0.01)          (2.97)        (1.80)            -
------------------------------- ------------------------------------------------
  $14.11           $16.66          $14.04        $16.59           $15.22
=============================== ================================================

    2.72%            8.17%           2.72%        21.68%          (10.05)%
  $  920           $  493          $2,209        $1,787           $  569

    1.83%            1.86%(1)       1.83%          1.86%            1.86%(1)

   (0.67)%          (0.44)%(1)     (0.67)%        (0.44)%          (0.27)%(1)
  167.45%          121.99%        167.45%        121.99%          160.48%

(for one outstanding share throughout each period)



                                                                                      BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A
---------------------------------------------------------------------------------------------------------------------------------

                                                      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                      October 31,     October 31,     October 31,     October 31,     October 31,
                                                         2000            1999            1998            1997            1996
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period............        $  9.98         $ 10.37         $10.22          $10.09          $10.27
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................           0.55++          0.54+          0.57+           0.54+           0.62+
Net realized and change in unrealized
  gain or loss on investments...................          (0.10)          (0.39)          0.15            0.13           (0.20)
---------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations....           0.45            0.15           0.72            0.67            0.42
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income......................          (0.50)          (0.54)         (0.57)          (0.54)          (0.60)
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions........................          (0.50)          (0.54)         (0.57)          (0.54)          (0.60)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..................        $  9.93         $  9.98         $10.37          $10.22          $10.09
=================================================================================================================================

Total Return....................................           4.62%           1.43%          7.27%           6.89%           4.27%
Net assets, end of period (000's)...............        $19,808         $11,963         $1,890          $1,006          $  877
Ratio of net investment expenses to
  average net assets............................           1.00%           1.00%          1.05%           1.50%           1.50%
Ratio of net investment income to
  average net assets............................           5.75%           5.27%          5.49%           5.32%           5.47%
Ratio of expenses before
  reimbursement and waiver to
  average net assets............................           1.09%           1.18%          1.27%           1.89%           1.91%
Portfolio turnover rate.........................         361.83%         174.14%         77.01%          48.56%          42.33%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                    BOND FUND
--------------------------------------------------------------------------------
            Class B                                 Class C
------------------------------- ------------------------------------------------
                 Period From                                    Period From
                March 1, 1999                                  June 30, 1998
              (Date of Initial                               (Date of Initial
Year Ended    Public Offering)   Year Ended    Year Ended    Public Offering)
October 31,    to October 31,    October 31,   October 31,    to October 31,
   2000             1999            2000          1999             1998
------------------------------- ------------------------------------------------

   $9.98           $10.29          $ 9.97        $10.37          $10.31
------------------------------- ------------------------------------------------

    0.47++           0.31+           0.50++        0.46+           0.17+

   (0.11)           (0.32)          (0.14)        (0.39)           0.05
------------------------------- ------------------------------------------------
    0.36            (0.01)           0.36          0.07            0.22
------------------------------- ------------------------------------------------

   (0.42)           (0.30)          (0.42)        (0.47)          (0.16)
------------------------------- ------------------------------------------------
   (0.42)           (0.30)          (0.42)        (0.47)          (0.16)
------------------------------- ------------------------------------------------
   $9.92           $ 9.98          $ 9.91        $ 9.97          $10.37
=============================== ================================================

    3.76%           (0.11)%          3.76%         0.66%           2.10%
   $ 345           $  195          $  598        $1,052          $  108

    1.75%            1.75%(1)        1.75%         1.75%           1.75%(1)

    5.00%            4.52%(1)        5.00%         4.52%           4.79%(1)


    1.84%            1.93%(1)        1.84%         1.93%           1.97%(1)
  361.83%          174.14%         361.83%       174.14%          77.01%

(for one outstanding share throughout each period)



                                                                                 AETNA GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A
---------------------------------------------------------------------------------------------------------------------------------

                                                      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                      October 31,     October 31,     October 31,     October 31,     October 31,
                                                         2000            1999            1998            1997            1996
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period............       $  9.86         $10.29           $ 9.99           $9.79           $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................          0.55++         0.48+            0.49+           0.51+            0.48+
Net realized and change in unrealized
  gain or loss on investments...................          0.08          (0.45)            0.31            0.21            (0.13)
---------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations....          0.63           0.03             0.80            0.72             0.35
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income......................         (0.55)         (0.46)           (0.50)          (0.52)           (0.56)
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions........................         (0.55)         (0.46)           (0.50)          (0.52)           (0.56)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..................       $  9.94         $ 9.86           $10.29           $9.99            $9.79
=================================================================================================================================

Total Return....................................          6.65%          0.34%            8.19%           7.67%            3.75%
Net assets, end of period (000's)...............       $11,413         $6,009           $  875           $ 531            $ 526
Ratio of net investment expenses to
  average net assets............................          0.95%          0.95%            1.03%           1.45%            1.45%
Ratio of net investment income to
  average net assets............................          5.65%          4.75%            4.88%           5.16%            4.96%
Ratio of expenses before
  reimbursement and waiver to
  average net assets............................          1.22%          1.72%            1.84%           2.45%            2.32%
Portfolio turnover rate.........................        138.83%         30.72%          181.08%         147.78%           50.48%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                              AETNA GOVERNMENT FUND
--------------------------------------------------------------------------------
            Class B                                 Class C
------------------------------- ------------------------------------------------
                 Period From                                    Period From
                March 1, 1999                                  June 30, 1998
              (Date of Initial                               (Date of Initial
Year Ended    Public Offering)   Year Ended    Year Ended    Public Offering)
October 31,    to October 31,    October 31,   October 31,    to October 31,
   2000             1999            2000          1999             1998
------------------------------- ------------------------------------------------

   $9.86           $10.12           $9.85       $10.29             $10.11
------------------------------- ------------------------------------------------

    0.48++           0.27+           0.47++       0.40+              0.15+

    0.08            (0.27)           0.09        (0.45)              0.17
------------------------------- ------------------------------------------------
    0.56             0.00            0.56        (0.05)              0.32
------------------------------- ------------------------------------------------

   (0.47)           (0.26)          (0.48)       (0.39)             (0.14)
------------------------------- ------------------------------------------------
   (0.47)           (0.26)          (0.48)       (0.39)             (0.14)
------------------------------- ------------------------------------------------
   $9.95           $ 9.86           $9.93       $ 9.85             $10.29
=============================== ================================================

    5.88%            0.00%           5.89%       (0.46)%             3.18%
   $  68           $  152           $ 129       $  124             $  117

    1.70%            1.70%(1)        1.70%        1.70%             1.70%(1)

    4.90%            4.00%(1)        4.90%        4.00%             4.21%(1)


    1.97%            2.47%(1)        1.97%        2.47%             2.51%(1)
  138.83%           30.72%         138.83%       30.72%           181.08%

(for one outstanding share throughout each period)



                                                                                     MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A
---------------------------------------------------------------------------------------------------------------------------------

                                                      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                      October 31,     October 31,     October 31,     October 31,     October 31,
                                                         2000            1999            1998            1997            1996
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period............       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................           0.06++          0.05+           0.05+           0.05+           0.05+
---------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations....           0.06            0.05            0.05            0.05            0.05
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income......................          (0.06)          (0.05)          (0.05)          (0.05)          (0.05)
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions........................          (0.06)          (0.05)          (0.05)          (0.05)          (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..................       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
=================================================================================================================================

Total Return....................................           5.97%           4.88%           5.36%           5.49%           5.44%
Net assets, end of period (000's)...............       $194,454        $181,623        $161,456        $156,530        $119,849
Ratio of net investment expenses to
  average net assets............................           0.59%           0.50%           0.48%           0.37%           0.30%
Ratio of net investment income to
  average net assets............................           5.80%           4.79%           5.24%           5.31%           5.30%
Ratio of expenses before
  reimbursement and waiver to
  average net assets............................           0.65%           0.64%           0.72%           0.91%           0.93%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                  MONEY MARKET
--------------------------------------------------------------------------------
            Class B                                 Class C
------------------------------- ------------------------------------------------
                 Period From                                    Period From
                March 1, 1999                                  June 30, 1998
              (Date of Initial                               (Date of Initial
Year Ended    Public Offering)   Year Ended    Year Ended    Public Offering)
October 31,    to October 31,    October 31,   October 31,    to October 31,
   2000             1999            2000          1999             1998
------------------------------- ------------------------------------------------

  $1.00           $1.00            $ 1.00        $ 1.00          $1.00
------------------------------- ------------------------------------------------

   0.05++          0.03+             0.06++        0.05+          0.02+
------------------------------- ------------------------------------------------
   0.05            0.03              0.06          0.05           0.02
------------------------------- ------------------------------------------------

  (0.05)          (0.03)            (0.06)        (0.05)         (0.02)
------------------------------- ------------------------------------------------
  (0.05)          (0.03)            (0.06)        (0.05)         (0.02)
------------------------------- ------------------------------------------------
  $1.00           $1.00            $ 1.00        $ 1.00          $1.00
=============================== ================================================

   4.92%           2.56%             5.97%         4.88%          1.75%
   $159           $ 148            $9,611        $6,765          $ 916

   1.59%           1.50%(1)          0.59%         0.50%          0.48%(1)

   4.80%           3.78%(1)          5.80%         4.79%          5.24%(1)


   1.65%           1.64%(1)          0.65%         0.64%          0.72%(1)

(for one outstanding share throughout each period)



                                                                                  INDEX PLUS LARGE CAP
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Period From
                                                                                                      February 3, 1997
                                                                                                      (Date of Initial
                                                      Year Ended      Year Ended      Year Ended      Public Offering)
                                                      October 31,     October 31,     October 31,     to October 31,
                                                         2000            1999            1998              1997
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period............       $  17.36        $ 13.70          $12.36             $10.57
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................           0.06++         0.07+           0.09+              0.02+
Net realized and change in unrealized
    gain or loss on investments.................           1.28           3.84            2.56               1.77
---------------------------------------------------------------------------------------------------------------------------------
     Total income from investment operations....           1.34           3.91            2.65               1.79
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income......................          (0.06)         (0.05)          (0.09)             -
From net realized gains on investments..........           -             (0.20)          (1.22)             -
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions........................          (0.06)         (0.25)          (1.31)             -
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..................       $  18.64        $ 17.36          $13.70             $12.36
=================================================================================================================================

Total Return....................................           7.74%         28.78%          23.09%             16.93%
Net assets, end of period (000's)...............       $187,566        $81,908          $6,422             $1,833
Ratio of net investment expenses to
  average net assets............................           0.91%          0.95%           0.99%              1.45%(1)
Ratio of net investment income to
  average net assets............................           0.31%          0.42%           0.67%              0.16%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets............................           -              1.00%           1.46%              2.98%(1)
Portfolio turnover rate.........................         104.31%         72.14%         124.16%             82.31%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                              INDEX PLUS LARGE CAP
--------------------------------------------------------------------------------
            Class B                                 Class C
------------------------------- ------------------------------------------------
                 Period From                                    Period From
                March 1, 1999                                  June 30, 1998
              (Date of Initial                               (Date of Initial
Year Ended    Public Offering)   Year Ended    Year Ended    Public Offering)
October 31,    to October 31,    October 31,   October 31,    to October 31,
   2000             1999            2000          1999             1998
------------------------------- ------------------------------------------------

  $ 17.37         $ 15.68         $ 17.33 $       13.74           $14.17
------------------------------- ------------------------------------------------

     0.01++         (0.04)+          -++          (0.01)+           0.01+

     1.19            1.73            1.24          3.85            (0.44)
------------------------------- ------------------------------------------------
     1.20            1.69            1.24          3.84            (0.43)
------------------------------- ------------------------------------------------

     -               -               -            (0.05)            -
     -               -               -            (0.20)            -
------------------------------- ------------------------------------------------
     -               -               -            (0.25)            -
------------------------------- ------------------------------------------------
  $ 18.57         $ 17.37         $ 18.57 $       17.33           $13.74
=============================== ================================================

     6.91%          10.78%           7.17%        28.17%           (3.04)%
  $32,666         $17,386         $51,143       $33,439           $  910

     1.66%           1.70%(1)        1.41%         1.45%            1.43%(1)

    (0.44)%         (0.32)%(1)      (0.19)%       (0.07)%           0.23%(1)


     -               1.75%(1)        -             1.50%            1.90%(1)
   104.31%          72.14%         104.31%        72.14%          124.16%

(for one outstanding share throughout each period)



                                                                                  INDEX PLUS MID CAP
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Class A                                    Class B
-------------------------------------------------------------------------------------------------  ---------------------------------
                                                                                 Period From                          Period From
                                                                               February 3, 1998                      March 1, 1999
                                                                                (Commencement                      (Date of Initial
                                                 Year Ended     Year Ended      of Operations)      Year Ended      Pubic Offering)
                                                 October 31,    October 31,     to October 31,      October 31,       October 31,
                                                    2000           1999              1998              2000              1999
-------------------------------------------------------------------------------------------------  ---------------------------------

Net asset value, beginning of period..........     $ 12.66        $10.34            $10.00            $12.61            $11.23
-------------------------------------------------------------------------------------------------  ---------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................        0.03++        0.04+             0.02+            (0.02)++          (0.04)+
Net realized and change in unrealized
  gain or loss on investments.................        3.86          2.32              0.32              3.79              1.42
-------------------------------------------------------------------------------------------------  ---------------------------------
     Total income from investment operations..        3.89          2.36              0.34              3.77              1.38
-------------------------------------------------------------------------------------------------  ---------------------------------
LESS DISTRIBUTIONS:
From net investment income....................       (0.05)        (0.04)             -                 -                 -
From net realized gains on investments........       (1.78)         -                 -                (1.76)             -
-------------------------------------------------------------------------------------------------  ---------------------------------
     Total distributions......................       (1.83)        (0.04)             -                (1.76)             -
-------------------------------------------------------------------------------------------------  ---------------------------------
Net asset value, end of period................     $ 14.72        $12.66            $10.34            $14.62            $12.61
=================================================================================================  =================================

Total Return..................................       35.14%        22.81%             3.40%            34.09%            12.29%
Net assets, end of period (000's).............     $10,999        $3,434            $  269            $1,568            $  446
Ratio of net investment expenses to
  average net assets..........................        1.00%         1.00%             1.00%(1)          1.75%             1.75%(1)
Ratio of net investment income to
  average net assets..........................        0.13%         0.30%             0.32%(1)         (0.62)%           (0.45)%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets..........................        1.50%         2.03%             2.76%(1)          2.25%             2.78%(1)
Portfolio turnover rate.......................      180.24%       130.93%           129.87%           180.24%           130.93%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.


                    INDEX PLUS MID CAP                                       INDEX PLUS SMALL CAP
-----------------------------------------------------------  ---------------------------------------------------
                         Class C                                                   Class A
-----------------------------------------------------------  ---------------------------------------------------
                                           Period From                                           Period From
                                          June 30, 1998                                        February 3, 1998
                                        (Date of Initial                                        (Commencement
        Year Ended      Year Ended      Public Offering)        Year Ended      Year Ended      of Operations)
        October 31,     October 31,      to October 31,         October 31,     October 31,     to October 31,
           2000            1999               1998                 2000            1999              1998
---------------------  --------------  --------------------  ----------------  --------------  ------------------

          $12.59          $10.33            $10.92                $ 9.92          $ 8.86            $10.00
---------------------  --------------  --------------------  ----------------  --------------  ------------------

           (0.02)++        (0.02)+           (0.01)+               (0.03)++         -+               -+

            3.81            2.31             (0.58)                 1.72            1.07             (1.14)
---------------------  --------------  --------------------  ----------------  --------------  ------------------
            3.79            2.29             (0.59)                 1.69            1.07             (1.14)
---------------------  --------------  --------------------  ----------------  --------------  ------------------

            -              (0.03)             -                     -              (0.01)             -
           (1.78)           -                 -                     -               -                 -
---------------------  --------------  --------------------  ----------------  --------------  ------------------
           (1.78)          (0.03)             -                     -              (0.01)             -
---------------------  --------------  --------------------  ----------------  --------------  ------------------
          $14.60          $12.59            $10.33                $11.61          $ 9.92            $ 8.86
=====================  ==============  ====================  ================  ==============  ==================

           34.41%          22.19%            (5.40)%               17.04%          12.13%           (11.40)%
          $1,612          $  516            $  100                $3,806          $2,348            $  349

            1.50%           1.50%             1.50%(1)              1.00%           1.00%             1.00%(1)

           (0.37)%         (0.20)%           (0.18)%(1)            (0.30)%         (0.02)%            0.00%(1)


            2.00%           2.53%             3.26%(1)              1.77%           2.28%             2.88%(1)
          180.24%         130.93%           129.87%               133.95%          85.28%           100.41%

(for one outstanding share throughout each period)



                                                                                 INDEX PLUS SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
                                                              Class B                                   Class C
---------------------------------------------------------------------------------   ------------------------------------------------
                                                                   Period From                                         Period From
                                                                  March 1, 1999                                       June 30, 1998
                                                                (Date of Initial                                    (Date of Initial
                                                 Year Ended      Pubic Offering)     Year Ended      Year Ended      Pubic Offering)
                                                 October 31,     to October 31,      October 31,     October 31,       October 31,
                                                    2000              1999              2000            1999              1998
---------------------------------------------------------------------------------   ------------------------------------------------

Net asset value, beginning of period..........     $ 9.88            $8.91            $ 9.87          $ 8.84           $10.62
---------------------------------------------------------------------------------   ------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................      (0.03)++         (0.05)+           (0.03)++        (0.05)+          (0.02)+
Net realized and change in unrealized
  gain or loss on investments.................       1.63             1.02              1.66            1.08            (1.76)
---------------------------------------------------------------------------------   ------------------------------------------------
     Total income from investment operations..       1.60             0.97              1.63            1.03            (1.78)
---------------------------------------------------------------------------------   ------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income....................       -                -                 -               -                -
From net realized gains on investments........       -                -                 -               -                -
---------------------------------------------------------------------------------   ------------------------------------------------
     Total distributions......................       -                -                 -               -                -
---------------------------------------------------------------------------------   ------------------------------------------------
Net asset value, end of period................     $11.48            $9.88            $11.50          $ 9.87           $ 8.84
=================================================================================   ================================================

Total Return..................................      16.19%           10.89%            16.51%          11.66%          (16.76)%
Net assets, end of period (000's).............      $ 299            $ 193            $  615          $  589           $  155
Ratio of net investment expenses to
  average net assets..........................       1.75%            1.75%(1)          1.50%           1.50%            1.50%(1)
Ratio of net investment income to
  average net assets..........................      (1.05)%          (0.77)%(1)        (0.80)%         (0.52)%          (0.50)%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets..........................       2.52%            3.03%(1)          2.27%           2.78%            3.38%(1)
Portfolio turnover rate.......................     133.95%           85.28%           133.95%          85.28%          100.41%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.


                                                    ASCENT
----------------------------------------------------------------------------------------------------------------
                                 Class A                                                   Class B
---------------------------------------------------------------------------  -----------------------------------
                                                          Period From                             Period From
                                                       January 20, 1997                          March 1, 1999
                                                       (Date of Initial                        (Date of Initial
        Year Ended,     Year Ended      Year Ended      Public Offering)        Year Ended      Public Offering)
        October 31      October 31,     October 31,     to October 31,          October 31      to October 31,
           2000            1999            1998              1997                  2000              1999
---------------------------------------------------------------------------  -----------------------------------

         $ 12.06          $ 11.09         $14.42            $12.50                $12.06            $11.21
---------------------------------------------------------------------------  -----------------------------------

            0.25++           0.19+          0.20+             0.15+                 0.12++            0.07+

            0.71             1.26          (0.40)             1.77                  0.76              0.78
---------------------------------------------------------------------------  -----------------------------------
            0.96             1.45          (0.20)             1.92                  0.88              0.85
---------------------------------------------------------------------------  -----------------------------------

           (0.20)           (0.17)         (0.37)             -                    (0.12)             -
           (0.89)           (0.31)         (2.76)             -                    (0.89)             -
---------------------------------------------------------------------------  -----------------------------------
           (1.09)           (0.48)         (3.13)             -                    (1.01)             -
---------------------------------------------------------------------------  -----------------------------------
         $ 11.93           $12.06         $11.09            $14.42                $11.93            $12.06
===========================================================================  ===================================

            8.34%           13.35%         (2.17)%           15.36%                 7.58%             7.58%
         $25,131          $16,252         $2,266            $  886                 $ 193            $  116

            1.25%           1.45%           1.53%             2.08%(1)              2.00%             2.20%(1)

            1.51%           1.61%           1.71%             1.11%(1)              0.76%             0.86%(1)


            1.35%           1.51%           1.72%             2.35%(1)              2.10%             2.26%(1)
          247.90%         131.62%         105.08%           162.80%               247.90%           131.62%

(for one outstanding share throughout each period)



                                                                              ASCENT
-------------------------------------------------------------------------------------------------------------
                                                                              Class C
-------------------------------------------------------------------------------------------------------------
                                                                                          Period From
                                                                                         June 30, 1998
                                                                                       (Date of Initial
                                                       Year Ended      Year Ended       Public Offering)
                                                       October 31,     October 31,       to October 31,
                                                          2000            1999                1998
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period..............      $12.03           $11.11              $12.49
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        0.17++           0.10+               0.04+
Net realized and change in unrealized
  gain or loss on investments.....................         0.71            1.26               (1.42)
-------------------------------------------------------------------------------------------------------------
     Total income from investment operations......         0.88            1.36               (1.38)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income........................        (0.13)          (0.13)              -
From net realized gains on investments............        (0.89)          (0.31)              -
-------------------------------------------------------------------------------------------------------------
     Total distributions..........................        (1.02)          (0.44)              -
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period....................       $11.89          $12.03              $11.11
=============================================================================================================

Total Return......................................         7.57%          12.47%             (11.05)%
Net assets, end of period (000's).................       $2,731          $2,626              $  133
Ratio of net investment expenses to
  average net assets..............................         2.00%           2.20%               2.23%(1)
Ratio of net investment income to
  average net assets..............................         0.76%           0.86%               1.01%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets..............................         2.10%           2.26%               2.42%(1)
Portfolio turnover rate...........................       247.90%         131.62%             105.08%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.


                                                    ASCENT
----------------------------------------------------------------------------------------------------------------
                                 Class A                                                   Class B
---------------------------------------------------------------------------  -----------------------------------
                                                          Period From                             Period From
                                                       January 20, 1997                          March 1, 1999
                                                       (Date of Initial                        (Date of Initial
        Year Ended,     Year Ended      Year Ended      Public Offering)        Year Ended      Public Offering)
        October 31      October 31,     October 31,     to October 31,          October 31      to October 31,
           2000            1999            1998              1997                  2000              1999
---------------------------------------------------------------------------  -----------------------------------

         $11.67           $11.01          $13.22            $11.67                $11.68            $11.09
---------------------------------------------------------------------------  -----------------------------------

           0.35++           0.27+           0.27+             0.30+                 0.18++            0.12+

           0.43             0.83           (0.37)             1.25                  0.52              0.47
---------------------------------------------------------------------------  -----------------------------------
           0.78             1.10           (0.10)             1.55                  0.70              0.59
---------------------------------------------------------------------------  -----------------------------------

          (0.27)           (0.20)          (0.41)             -                    (0.19)             -
          (0.53)           (0.24)          (1.70)             -                    (0.53)             -
---------------------------------------------------------------------------  -----------------------------------
          (0.80)           (0.44)          (2.11)             -                    (0.72)             -
---------------------------------------------------------------------------  -----------------------------------
         $11.65           $11.67          $11.01            $13.22                $11.66            $11.68
===========================================================================  ===================================

           7.02%           10.10%          (1.17)%           13.28%                 6.24%             5.32%
        $32,868          $15,389          $2,105             $ 547                 $ 139             $ 105

           1.20%            1.45%           1.52%             2.11%(1)              1.95%             2.20%(1)

           2.29%            2.29%           2.33%             1.64%(1)              1.54%             1.54%(1)


           1.33%            1.53%           1.68%             2.41%(1)              2.08%             2.28%(1)
         238.69%          124.90%         115.65%           161.75%               238.69%           124.90%

(for one outstanding share throughout each period)



                                                                            CROSSROADS
-------------------------------------------------------------------------------------------------------------
                                                                              Class C
-------------------------------------------------------------------------------------------------------------
                                                                                          Period From
                                                                                         June 30, 1998
                                                                                       (Date of Initial
                                                       Year Ended      Year Ended       Public Offering)
                                                       October 31,     October 31,       to October 31,
                                                          2000            1999                1998
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period..............      $11.65           $11.04              $12.18
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        0.03++           0.18+               0.06+
Net realized and change in unrealized
  gain or loss on investments.....................        0.66             0.83               (1.20)
-------------------------------------------------------------------------------------------------------------
     Total income from investment operations......        0.69             1.01               (1.14)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income........................       (0.15)           (0.16)               -
From net realized gains on investments............       (0.53)           (0.24)               -
-------------------------------------------------------------------------------------------------------------
     Total distributions..........................       (0.68)           (0.40)               -
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period....................      $11.66           $11.65              $11.04
=============================================================================================================

Total Return......................................        6.15%            9.30%              (9.36)%
Net assets, end of period (000's).................      $  169           $  127              $  158
Ratio of net investment expenses to
  average net assets..............................        1.95%            2.20%               2.24%(1)
Ratio of net investment income to
  average net assets..............................        1.54%            1.54%               1.61%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets..............................        2.08%            2.28%               2.40%(1)
Portfolio turnover rate...........................      238.69%          124.90%             115.65%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.


                                                    LEGACY
----------------------------------------------------------------------------------------------------------------
                                 Class A                                                   Class B
---------------------------------------------------------------------------  -----------------------------------
                                                          Period From                             Period From
                                                       January 20, 1997                          March 1, 1999
                                                       (Date of Initial                        (Date of Initial
        Year Ended,     Year Ended      Year Ended      Public Offering)        Year Ended      Public Offering)
        October 31      October 31,     October 31,     to October 31,          October 31      to October 31,
           2000            1999            1998              1997                  2000              1999
---------------------------------------------------------------------------  -----------------------------------

         $ 10.48         $  10.15         $12.09            $11.01                $10.49            $10.08
---------------------------------------------------------------------------  -----------------------------------

            0.42++           0.31+          0.31+             0.29+                 0.38++            0.16+

            0.34             0.46          (0.06)             0.79                  0.31              0.25
---------------------------------------------------------------------------  -----------------------------------
            0.76             0.77           0.25              1.08                  0.69              0.41
---------------------------------------------------------------------------  -----------------------------------

           (0.28)           (0.22)         (0.57)             -                    (0.21)             -
           (0.34)           (0.22)         (1.62)             -                    (0.34)             -
---------------------------------------------------------------------------  -----------------------------------
           (0.62)           (0.44)         (2.19)             -                    (0.55)             -
---------------------------------------------------------------------------  -----------------------------------
         $ 10.62         $  10.48         $10.15            $12.09                $10.63            $10.49
===========================================================================  ===================================

            7.65%            7.65%          2.29%             9.81%                 6.91%             4.07%
         $18,220          $10,371         $1,812            $  481                $  115             $ 123

            1.15%            1.45%          1.53%             2.21%(1)              1.90%             2.20%(1)

            3.44%            2.98%          2.97%             2.39%(1)              2.69%             2.23%(1)


            1.44%            1.70%          1.96%             2.50%(1)              2.19%             2.45%(1)
          195.01%          119.85%        115.12%           158.71%               195.01%           119.85%

(for one outstanding share throughout each period)



                                                                        LEGACY
-------------------------------------------------------------------------------------------------------------
                                                                        Class C
-------------------------------------------------------------------------------------------------------------
                                                                                          Period From
                                                                                         June 30, 1998
                                                                                       (Date of Initial
                                                       Year Ended      Year Ended       Public Offering)
                                                       October 31,     October 31,       to October 31,
                                                          2000            1999                1998
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period..............      $10.46           $10.18              $10.72
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................        0.32++           0.23+               0.08+
Net realized and change in unrealized
  gain or loss on investments.....................        0.36             0.46               (0.62)
-------------------------------------------------------------------------------------------------------------
     Total income from investment operations......        0.68             0.69               (0.54)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income........................       (0.21)           (0.19)               -
From net realized gains on investments............       (0.34)           (0.22)               -
-------------------------------------------------------------------------------------------------------------
     Total distributions..........................       (0.55)           (0.41)               -
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period....................      $10.59           $10.46              $10.18
=============================================================================================================

Total Return......................................        6.81%            6.88%              (5.04)%
Net assets, end of period (000's).................      $  275           $  304              $  171
Ratio of net investment expenses to
  average net assets..............................        1.90%            2.20%               2.24%(1)
Ratio of net investment income to
  average net assets..............................        2.69%            2.23%               2.26%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets..............................        2.19%            2.45%               2.67%(1)
Portfolio turnover rate...........................      195.01%          119.85%             115.12%

(1) Annualized.

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Funds. The Funds' most recent annual and semi-annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance during the past fiscal year.


You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Funds, by calling 1-800-238-6263 or writing to:


Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.

AETNA SERIES FUND, INC.
PROSPECTUS
CLASS I SHARES


March 1, 2001



CAPITAL APPRECIATION FUNDS
Aetna Growth Fund (Growth)
Aetna International Fund (International)
Aetna Small Company Fund (Small Company)
Aetna Value Opportunity Fund (Value Opportunity)
Aetna Technology Fund (Technology)

GROWTH & INCOME FUNDS
Aetna Balanced Fund (Balanced)
Aetna Growth and Income Fund (Growth and Income)

INCOME FUNDS
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna Money Market Fund (Money Market)

INDEX PLUS FUNDS
Aetna Index Plus Large Cap Fund (Index Plus Large Cap)
Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
Aetna Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS
Aetna Ascent Fund (Ascent)
Aetna Crossroads Fund (Crossroads)
Aetna Legacy Fund (Legacy)



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

This Prospectus is for investors purchasing or considering purchase of Class I shares of one or more of the Funds. Only certain investors are eligible to purchase Class I shares. All other investors may purchase Class A, Class B and Class C shares. Investors who wish to purchase Class A, Class B or Class C shares of the Funds may request a separate prospectus by calling 1-800-238-6263.

TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                                         3
         INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
         INVESTMENT PERFORMANCE                                                3

FUND EXPENSES                                                                 29

OTHER CONSIDERATIONS                                                          31

MANAGEMENT OF THE FUNDS                                                       32

INVESTING IN THE FUNDS                                                        34
         OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS I SHARES                34
         HOW TO BUY SHARES                                                    34
         HOW TO SELL SHARES                                                   37
         TIMING OF REQUESTS                                                   38
         OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES            38
         DIVIDENDS AND DISTRIBUTIONS                                          39
         TAX INFORMATION                                                      40


PERFORMANCE OF SIMILARLY MANAGED FUND                                         40


FINANCIAL HIGHLIGHTS                                                          42

ADDITIONAL INFORMATION                                                        57

THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

Below is a description of each Fund's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Fund, and the PRINCIPAL RISKS associated with investing in each Fund.



A performance BAR CHART is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.



A TABLE for each Fund that has been in existence for at least one full calendar year shows its average annual total return. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities.
A Fund's past performance is not necessarily an indication of how it will perform in the future.



Additional information on the Funds' investment strategies and risks is included, beginning on page 31.



Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Funds.


Elijah Asset Management, LLC (EAM) serves as subadviser of Technology.


SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM. THERE IS NO GUARANTY THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

CAPITAL APPRECIATION FUNDS

AETNA GROWTH FUND (GROWTH)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus:

o Emphasizes stocks of larger companies, although Growth may invest in companies of any size.
o Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/earnings ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price.
o Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

PRINCIPAL RISKS The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

AETNA GROWTH FUND                            INVESTMENT PERFORMANCE


                                            YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1994          5.59%
1995         34.30%
1996         22.12%
1997         22.75%
1998         37.90%
1999         35.09%
2000        -12.60%

(arrow up) BEST QUARTER:
fourth quarter 1998, up 23.31%

(arrow down) WORST QUARTER:
fourth quarter 2000, down 17.35%


                                            AS OF DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE
Class I                         -12.60%  19.54%       19.43%         01/04/94
Russell 1000 Growth Index*      -22.42%  18.15%       18.28%         01/03/94

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

AETNA INTERNATIONAL FUND (INTERNATIONAL)

INVESTMENT OBJECTIVE Seeks LONG-TERM CAPITAL GROWTH primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, International invests at least 65% of its total assets in securities principally traded in three or more countries outside of North America. These securities may include common stocks as well as securities convertible into common stock.

In managing International, Aeltus:

o Diversifies the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
o Allocates assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.
o Invests primarily in established foreign securities markets, although it may invest in emerging markets as well.
o Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.
o Employs currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

PRINCIPAL RISKS The principal risks of investing in International are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

o Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.
o Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.
o Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
o Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.
o Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

AETNA INTERNATIONAL FUND                     INVESTMENT PERFORMANCE

                                            YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1992         -10.84%
1993          30.37%
1994           0.04%
1995           6.98%
1996          23.23%
1997          15.91%
1998          18.34%
1999          52.09%
2000         -21.46%

(arrow up) BEST QUARTER:
fourth quarter 1999, up 31.90%

(arrow down) WORST QUARTER:
third quarter 1998, down 15.63%

                                         AS OF DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURN   1 YEAR   5 YEARS   SINCE INCEPTION  INCEPTION DATE
CLASS I                      -21.46%    15.09%        10.78%        01/03/92
MSCI EAFE Index*             -13.96%     7.43%         8.12%        01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Morgan Stanley Capital International-Europe, Australia and Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock market exchanges of countries in Europe, Australia and the Far East.

AETNA SMALL COMPANY FUND
(SMALL COMPANY)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

o The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).
o All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.
o Companies with market capitalizations lower than companies included in the first two categories.

In managing Small Company, Aeltus:

o Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.
o Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.
o Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.
o May invest, to a limited extent, in foreign stocks.

PRINCIPAL RISKS The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

o Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.
o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.
o When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
o Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.
o Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

AETNA SMALL COMPANY FUND                     INVESTMENT PERFORMANCE


                                            YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1994           1.30%
1995          48.17%
1996          13.62%
1997          33.28%
1998           1.27%
1999          31.01%
2000           7.65%

(arrow up) BEST QUARTER:
first quarter 2000, up 28.43%

(arrow down) WORST QUARTER:
third quarter 1998, down 18.17%


                                            AS OF DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE
Class I                          7.65%   16.68%       18.34%         01/04/94
Russell 2000 Index*             -3.02%   10.31%       10.87%         01/03/94

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization.

AETNA VALUE OPPORTUNITY FUND
(VALUE OPPORTUNITY)

INVESTMENT OBJECTIVE Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

PRINCIPAL RISKS The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.


AETNA VALUE OPPORTUNITY FUND                 INVESTMENT PERFORMANCE

                                            YEARS ENDED DECEMBER 31,


YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1999          19.60%
2000           8.41%

(arrow up) BEST QUARTER:
fourth quarter 1999, up 16.42%

(arrow down) WORST QUARTER:
third quarter 1999, down 6.44%


                                            AS OF DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURN         1 YEAR   SINCE INCEPTION   INCEPTION DATE
Class I                              8.41%        15.64%          02/02/98
S&P 500 Index*                      -9.11%        12.20%          02/02/98


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

AETNA TECHNOLOGY FUND
(TECHNOLOGY)

INVESTMENT OBJECTIVE Seeks LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGIES Technology primarily invests in common stocks and securities convertible into common stock of companies in the information technology industry sector.

Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

o Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.
o Telecommunications products and services.
o Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.
o Data processing products and services.
o Financial services companies that collect or disseminate market, economic, and financial information.
o Internet companies and other companies engaged in, or providing products or services for, e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

PRINCIPAL RISKS The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

GROWTH & INCOME FUNDS

AETNA BALANCED FUND
(BALANCED)

INVESTMENT OBJECTIVE Seeks to MAXIMIZE TOTAL RETURN with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Balanced allocates its assets between the following asset classes:

o Equities, such as common and preferred stocks.
o Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities and money market instruments.

Aeltus typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the EQUITY COMPONENT of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the DEBT COMPONENT of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield, high-risk bonds (high-yield bonds). High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest in foreign debt securities.

PRINCIPAL RISKS The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to STOCK investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's FIXED-INCOME investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

AETNA BALANCED FUND                      INVESTMENT PERFORMANCE


                                        YEARS ENDED DECEMBER 31,
YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1992           6.68%
1993           9.73%
1994          -1.73
1995          26.18%
1996          15.34%
1997          21.09%
1998          16.52%
1999          12.27%
2000          -1.05%


(arrow up) BEST QUARTER:
fourth quarter 1998, up 12.85%

(arrow down) WORST QUARTER:
third quarter 1998, down 6.64%


                                            AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I                         -1.05%   12.57%       11.32%         01/03/92

S&P 500 Index*                  -9.11%   18.33%       16.08%         01/02/92

LBAB**                          11.63%    6.46%        7.09%         01/02/92

60% S&P 500 Index/40% LBAB      -1.00%   13.78%       12.61%         01/02/92


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.
**The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

AETNA GROWTH AND INCOME FUND
(GROWTH AND INCOME)

INVESTMENT OBJECTIVE Seeks LONG-TERM GROWTH OF CAPITAL AND INCOME through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital appreciation or income growth, or both.

In managing Growth and Income, Aeltus:

o Emphasizes stocks of larger companies.

o Looks to invest the Fund's assets in stocks of small and medium-sized companies and stocks of foreign issuers, depending upon market conditions.
o Combines internally developed quantitative computer models with a qualitative overlay to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.


PRINCIPAL RISKS The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

AETNA GROWTH AND INCOME FUND                INVESTMENT PERFORMANCE


                                           YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1992           7.81%
1993           6.58%
1994          -0.34%
1995          31.49%
1996          27.83%
1997          31.51%
1998          14.88%
1999          17.87%
2000         -11.40%

(arrow up) BEST QUARTER:
fourth quarter 1998, up 19.38%

(arrow down) WORST QUARTER:
third quarter 1998, down 14.19%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I                        -11.40%  15.06%       13.14%         01/03/92

S&P 500 Index*                  -9.11%  18.33%       16.08%         01/02/92


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

INCOME FUNDS

AETNA BOND FUND (BOND FUND)

INVESTMENT OBJECTIVE Seeks to provide AS HIGH A LEVEL OF TOTAL RETURN AS IS CONSISTENT WITH REASONABLE RISK, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIEs Under normal market conditions, Bond Fund invests at least 65% of its total assets in:

o High-grade corporate bonds,
o Mortgage-related and other asset-backed securities, and
o Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield bonds, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing Bond Fund, Aeltus:

o Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.
o Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

PRINCIPAL RISKS The principal risks of investing in Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

AETNA BOND FUND                          INVESTMENT PERFORMANCE


                                        YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1992           7.22%
1993          10.22%
1994          -3.26
1995          17.03%
1996           3.39%
1997           7.91%
1998           8.45%
1999          -0.86%
2000           9.58%

(arrow up) BEST QUARTER:
second quarter 1995, up 5.78%

(arrow down) WORST QUARTER:
first quarter 1994, down 2.39%


                                            AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I                          9.58%    5.62%        6.48%         01/03/92

LBAB*                           11.63%    6.46%        7.09%         01/02/92


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

AETNA GOVERNMENT FUND

INVESTMENT OBJECTIVE Seeks to provide INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT Strategies Under normal market conditions, Aetna Government Fund invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the U.S. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing Aetna Government Fund, Aeltus:

o Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.
o Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, Aetna Government Fund may, at times, emphasize one type of U.S. Government security rather than another.

PRINCIPAL RISKS The principal risks of investing in Aetna Government Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.


AETNA GOVERNMENT FUND                  INVESTMENT PERFORMANCE


                                       YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1994           -1.89%
1995           16.00%
1996            2.29%
1997            9.32%
1998            7.72%
1999           -0.38%
2000           10.52%

(arrow up) BEST QUARTER:
second quarter 1995, up 5.12%

(arrow down) WORST QUARTER:
first quarter 1996, down 1.82%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I                         10.52%   5.81%         6.07%         01/04/94

Lehman Brothers Intermediate
Government Index*               10.48%   6.19%         6.14%         01/03/94


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Lehman Brothers Intermediate Government Bond Index, an unmanaged index, includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

AETNA MONEY MARKET FUND
(MONEY MARKET)

INVESTMENT OBJECTIVE Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus to be of comparable quality. Money Market maintains a dollar-weighted average portfolio maturity of 90 days or less.

PRINCIPAL RISKS Although Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market. An investment in Money Market is not insured or guaranteed by the FDIC or any other government agency. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and, therefore, the value and yield of Money Market's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.


AETNA MONEY MARKET FUND                 INVESTMENT PERFORMANCE


                                       YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1992           4.04%
1993           3.29%
1994           4.29%
1995           5.99%
1996           5.41%
1997           5.45%
1998           5.32%
1999           4.98%
2000           6.07%

(arrow up) BEST QUARTER:
fourth quarter 2000, up 1.56%

(arrow up) WORST QUARTER:
second quarter 1993, up 0.80%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I                          6.07%    5.44%       4.97%          01/03/92

Money Fund Report Averages(TM)/
All Taxable Index*               5.71%    5.00%       4.44%          01/02/92


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*Money Fund Report Averages(TM)/All Taxable Index (formerly the IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

To obtain current yield information, please contact 1-800-367-7732.

INDEX PLUS FUNDS

AETNA INDEX PLUS LARGE CAP FUND
(INDEX PLUS LARGE CAP)

INVESTMENT OBJECTIVe Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.


Principal Investment Strategies Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap portfolio approximately 400 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

PRINCIPAL RISKS The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether

AETNA INDEX PLUS LARGE CAP FUND        INVESTMENT PERFORMANCE


                                      YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1997          33.93%
1998          32.50%
1999          24.51%
2000          -9.46

(arrow up) BEST QUARTER:
fourth quarter 1998, up 22.49%

(arrow down) WORST QUARTER:
third quarter 1998, down 9.0%


                                             AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN         1 YEAR    SINCE INCEPTION    INCEPTION DATE

Class I                             -9.46%         18.28%           12/10/96

S&P 500 Index*                      -9.11%         16.23%           12/02/96


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

AETNA INDEX PLUS MID CAP FUND
(INDEX PLUS MID CAP)

INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.


PRINCIPAL INVESTMENT STRATEGIES Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

PRINCIPAL RISKS The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.


AETNA INDEX PLUS MID CAP FUND               INVESTMENT PERFORMANCE

                                            YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1999          15.61%
2000          19.98%

(arrow up) BEST QUARTER:
fourth quarter 1999, up 18.79%

(arrow down) WORST QUARTER:
third quarter 1999, down 7.56%


                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN         1 YEAR    SINCE INCEPTION    INCEPTION DATE

Class I                             19.98%        20.40%            02/03/98

S&P MidCap 400 Index*               17.51%        18.40%            02/02/98


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The Standard & Poor's MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion.

AETNA INDEX PLUS SMALL CAP FUND
(INDEX PLUS SMALL CAP)

INVESTMENT OBJECTIVE Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S SMALLCAP 600 INDEX (S&P 600), while maintaining a market level of risk.


PRINCIPAL INVESTMENT STRATEGIES Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.


In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

PRINCIPAL RISKS The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

o Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
o When selling of a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
o Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

AETNA INDEX PLUS SMALL CAP FUND                INVESTMENT PERFORMANCE


                                               YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1999          10.28%
2000           7.83%

(arrow up) BEST QUARTER:
second quarter 1999, up 13.10%

(arrow down) WORST QUARTER:
first quarter 1999, down 8.12%


                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN         1 YEAR    SINCE INCEPTION    INCEPTION DATE

Class I                              7.83%         6.13%            02/03/98

S&P SmallCap 600 Index*             11.80%         8.39%            02/02/98


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
*The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million.

GENERATION FUNDS

AETNA ASCENT FUND
(ASCENT)

AETNA CROSSROADS FUND (CROSSROADS)

AETNA LEGACY FUND
(LEGACY)

INVESTMENT OBJECTIVES ASCENT seeks to provide CAPITAL APPRECIATION.

CROSSROADS seeks to provide TOTAL RETURN (i.e., income and capital appreciation, both realized and unrealized).

LEGACY seeks to provide TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES Ascent, Crossroads and Legacy are asset allocation funds that have been designed for investors with different investment goals:

o Ascent is managed for investors seeking capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 15 YEARS AND WHO HAVE A HIGH LEVEL OF RISK TOLERANCE.
o Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 10 YEARS AND WHO HAVE A MODERATE LEVEL OF RISK TOLERANCE.
o Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an INVESTMENT HORIZON EXCEEDING 5 YEARS AND WHO HAVE A LOW LEVEL OF RISK TOLERANCE.

Under normal market conditions, Aeltus allocates the assets of each Generation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield bonds) and money market instruments. To remain consistent with each Generation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a BENCHMARK PERCENTAGE ALLOCATION and a FUND LEVEL RANGE ALLOCATION for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.
The Generation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Generation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Generation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

o Expected dividend yields and growth rates.
o Bond yields.
o Current relative value compared to historic averages.

PRINCIPAL RISKS THE SUCCESS OF EACH GENERATION FUND'S STRATEGY DEPENDS SIGNIFICANTLY ON AELTUS' SKILL IN CHOOSING INVESTMENTS AND IN ALLOCATING ASSETS AMONG THE DIFFERENT INVESTMENT CLASSES.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Generation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Generation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


ASSET CLASS

                       ASCENT  CROSSROADS(1)  LEGACY(2)   COMPARATIVE INDEX


EQUITIES

LARGE CAPITALIZATION STOCKS
Range                   0-70%     0-50%        0-30%      S&P 500 Index
Benchmark               35%       25%          15%

SMALL-/MID-CAPITALIZATION STOCKS
Range                   0-40%     0-30%        0-20%      Russell 2500 Index
Benchmark               20%       15%          10%

INTERNATIONAL STOCKS                                      Morgan Stanley Capital
Range                   0-40%     0-30%        0-20%      International Europe,
Benchmark               20%       15%          10%        Australia and Far East
                                                          Index

REAL ESTATE STOCKS                                        National Association
Range                   0-10%     0-10%        0-10%      of Real Estate
Benchmark               5%        5%           5%         Investment Trusts
                                                          Equity Index


FIXED INCOME

U.S. DOLLAR BONDS
Range                   0-30%     0-60%        0-90%      Salomon Brothers Broad
Benchmark               15%       30%          45%        Investment Grade Index

INTERNATIONAL BONDS
Range                   0-10%     0-10%        0-10%      Salomon Brothers
Benchmark               5%        5%           5%         Non-U.S. World
                                                          Government Bond Index


MONEY MARKET INSTRUMENTS

Range                   0-30%     0-30%        0-30%      91-Day U.S. Treasury
Benchmark               0%        5%           10%        Bill Rate


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(1) Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

AETNA ASCENT FUND                       INVESTMENT PERFORMANCE

                                        YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1995          23.62%
1996          23.17%
1997          19.38%
1998           4.54%
1999          14.82%
2000          -2.33

(arrow up) BEST QUARTER:
second quarter 1997, up 10.57%

(arrow down) WORST QUARTER:
third quarter 1998, down 12.89%


                                           AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I                         -2.33%   11.51%       13.46%         01/04/95

Russell 3000 Index*             -7.46%   17.39%       20.41%         01/03/95

Ascent Composite***             -2.17%   12.62%       14.75%         01/03/95




AETNA CROSSROADS FUND                    INVESTMENT PERFORMANCE

                                        YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1995          21.05%
1996          18.59%
1997          16.95%
1998           4.11%
1999          10.40%
2000          -0.75%

(arrow up) BEST QUARTER:
second quarter 1997, up 8.71%

(arrow down) WORST QUARTER:
third quarter 1998, down 10.31%


                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN    1 YEAR  5 YEARS  SINCE INCEPTION   INCEPTION DATE

Class I                        -0.75%   9.61%       11.45%           01/04/95

Russell 3000 Index*            -7.46%  17.39%       20.41%           01/03/95

Crossroads Composite***        1.22%   10.97%       12.93%           01/03/95

AETNA LEGACY FUND                        INVESTMENT PERFORMANCE


                                        YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN

(GRAPHIC OMITTED)

YEAR      ANNUAL RETURN
1995           18.90%
1996           14.41%
1997           12.52%
1998            6.28%
1999            7.46%
2000            3.74%

(arrow up) BEST QUARTER:
second quarter 1997, up 6.67%

(arrow down) WORST QUARTER:
third quarter 1998, down 5.67%


                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class I                          3.74%    8.81%      10.44%          01/04/95

Saly BIG Index**                11.59%    6.45%       8.37%          01/03/95

Legacy Composite***              4.65%    9.25%      11.04%          01/03/95


Each performance table and bar chart provide an indication of the historical risk of an investment in the respective Generation Fund. All figures assume reinvestment of dividends and distributions.

----------
* The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
** The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage passthrough securities, and corporate issues.
*** The Ascent Composite, Crossroads Composite and Legacy Composite are each comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Fund. However, the Composite performance information (for each Generation Fund) prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. For Ascent, benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 20%, 20%, 10% and 10%, respectively. For Crossroads, benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 15%, 15%, 25% and 10%, respectively. For Legacy, benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 10%, 10%, 40% and 10%, respectively.

ASSET CLASS            BENCHMARK INDEX

Large Cap Stocks       The Standard & Poor's 500 Index is a value-weighted,
                       unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

Small-/Mid-Cap Stocks  The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices is unmanaged.

International Stocks   The Morgan Stanley Capital International-Europe,
                       Australia, Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

Real Estate Stocks     The National Association of Real Estate Investment Trusts
                       Equity Index is a market-weighted total return of all tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the
                       NASDAQ National Market System.

U.S. Dollar Bonds      Salomon Brothers Broad Investment-Grade Bond Index is an
                       unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S.
                       Treasury/Agency issues, mortgage pass-through securities and corporate issues.

International Bonds    The Salomon Brothers Non-U.S. World Government Bond Index
                       serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the Netherlands,
                       Australia, Denmark, Italy, Belgium, Spain and Sweden.

Cash Equivalents       Three-month Treasury bills are government-backed
                       short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.


CLASS I SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class I shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees.



                                 CLASS I SHARES
                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                         Distribution                        Total       Fee Waiver/
                          Management       (12b-1)                         Operating       Expense         Net
                             Fee            Fees        Other Expenses(1)   Expenses   Reimbursement(2)  Expenses

Growth                      0.70%           0.00%             0.17%           0.87%         0.00%           0.87%
International               0.85%           0.00%             0.39%           1.24%         0.00%           1.24%
Small Company               0.85%           0.00%             0.25%           1.10%         0.00%           1.10%
Value Opportunity           0.70%           0.00%             0.92%           1.62%         0.52%           1.10%
Technology(3)               1.05%           0.00%             1.43%           2.48%         0.98%           1.50%

Balanced                    0.80%           0.00%             0.26%           1.06%         0.00%           1.06%
Growth and Income           0.67%           0.00%             0.16%           0.83%         0.00%           0.83%

Bond Fund                   0.50%           0.00%             0.34%           0.84%         0.09%           0.75%
Aetna Government Fund       0.50%           0.00%             0.47%           0.97%         0.27%           0.70%
Money Market                0.40%           0.00%             0.25%           0.65%         0.00%           0.65%

Index Plus Large Cap        0.45%           0.00%             0.21%           0.66%         0.00%           0.66%
Index Plus Mid Cap          0.45%           0.00%             0.80%           1.25%         0.50%           0.75%
Index Plus Small Cap        0.45%           0.00%             1.07%           1.52%         0.77%           0.75%

Ascent                      0.80%           0.00%             0.30%           1.10%         0.10%           1.00%
Crossroads                  0.80%           0.00%             0.28%           1.08%         0.13%           0.95%
Legacy                      0.80%           0.00%             0.39%           1.19%         0.29%           0.90%

The expenses shown above are based on the year ended October 31, 2000, except that expense information for Money Market has been restated to reflect the current level of Net Expenses.

(1) An administrative services fee of 0.10% is included in Other Expenses.

(2) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, Growth and Income, and Money Market.

(3) Technology commenced operations on March 1, 2000. Amounts reflected in "Other Expenses" and "Total Operating Expenses" are annualized for the current fiscal year. Actual expenses may be greater or less than shown.

CLASS I SHARES EXAMPLE

The following example is designed to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:



                           1 YEAR*     3 YEARS*     5 YEARS*     10 YEARS*


Growth                     $   89      $   278      $   482      $  1,073
International                 126          393          681         1,500
Small Company                 112          350          606         1,340
Value Opportunity             112          460          832         1,878
Technology                    153          679        1,232         2,742

Balanced                      108          337          585         1,294
Growth and Income              85          265          460         1,025

Bond Fund                      77          259          457         1,029
Aetna Government Fund          72          282          510         1,165
Money Market                   66          208          362           810

Index Plus Large Cap           67          211          368           822
Index Plus Mid Cap             77          347          638         1,467
Index Plus Small Cap           77          405          756         1,747

Ascent                        102          340          597         1,331
Crossroads                     97          331          583         1,305
Legacy                         92          349          626         1,417


* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.


THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

FUTURES CONTRACTS AND OPTIONS Each Fund (except Money Market) may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS Bond, Balanced, Ascent, Crossroads and Legacy may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Those Funds eligible to enter into swaps are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with that Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

DEFENSIVE INVESTING In response to unfavorable market conditions, each Fund (except Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary investments that are not consistent with its principal investment objective and policies.


PORTFOLIO TURNOVER Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 2000, all of the Funds except Technology, Aetna Government Fund, Money Market, Index Plus Large Cap and Index Plus Small Cap had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.

MANAGEMENT OF THE FUNDS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Funds. Aeltus is responsible for managing the assets of each Fund in accordance with its investment objective and policies, subject to oversight by the Aetna Series Fund, Inc. (Company) Board of Directors (Board). Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

ADVISORY FEES

o Listed below for all Funds (except Technology) are the aggregate advisory fees paid by each Fund for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) Aeltus was entitled to receive.
o Listed below for Technology, which has operated for less than one full fiscal year, is the advisory fee that Aeltus is entitled to receive, expressed as an annual rate based on the average daily net assets of Technology.


                AGGREGATE ADVISORY FEES PAID AS A                                      AGGREGATE ADVISORY FEES PAID AS A
                PERCENTAGE OF AVERAGE NET ASSETS                                       PERCENTAGE OF AVERAGE NET ASSETS
FUND NAME       FOR YEAR ENDED OCTOBER 31, 2000                FUND NAME               FOR YEAR ENDED OCTOBER 31, 2000

Growth                      0.69%                              Aetna Government Fund               0.23%
International               0.85%                              Money Market                        0.35%
Small Company               0.85%                              Index Plus Large Cap                0.45%
Value Opportunity           0.18%                              Index Plus Mid Cap                  0.00%
Balanced                    0.80%                              Index Plus Small Cap                0.00%
Growth and Income           0.67%                              Ascent                              0.70%
Bond Fund                   0.41%                              Crossroads                          0.67%
                                                               Legacy                              0.52%



FUND NAME                                           RATE       AVERAGE DAILY NET ASSETS

Technology                                          1.05%      On first $500 million
                                                    1.025%     On next $500 million
                                                    1.00%      Over $1 billion

Elijah Asset Management, LLC, 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.

Aeltus pays EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets.

PORTFOLIO MANAGEMENT The following discusses who is primarily responsible for the day-to-day management of the Funds.

CAPITAL APPRECIATION FUNDS


GROWTH Growth is managed by a team of Aeltus equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since May 1998 and previously co-managed the Fund. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with Aeltus.

INTERNATIONAL International is managed by a team of Aeltus equity investment specialists led by Vince Fioramonti, Portfolio Manager, Aeltus. Mr. Fioramonti has been managing International since December 1995. Mr. Fioramonti also manages international stocks and non-U.S. dollar government bonds for several investment funds.

SMALL COMPANY Small Company is managed by a team of Aeltus equity investment specialists led by Thomas DiBella, Portfolio Manager, Aeltus. Mr. DiBella has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

VALUE OPPORTUNITY Value Opportunity is managed by a team of Aeltus equity investment specialists led by John McKenna, Portfolio Manager, Aeltus. Mr. McKenna has been managing Value Opportunity since March 2001 and has over seven years experience as an equity analyst. Mr. McKenna is also responsible for providing fundamental research and analysis for Aeltus' large-cap value equity portfolios.


TECHNOLOGY Ronald E. Elijah, managing member of EAM, has been managing Technology since its inception. Prior to founding EAM in March, 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management. Roderick
R. Berry, a member of EAM, has served as co- portfolio manager of Technology since its inception. Prior to joining EAM in March, 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

GROWTH & INCOME FUNDS

BALANCED Balanced is managed by a team of Aeltus fixed-income and equity investment specialists.


GROWTH AND INCOME Growth and Income is managed by a team of investment professionals, each of whom specializes in a particular asset class, led by Donald E. Townswick, Portfolio Manager, Aeltus. Mr. Townswick has been managing Growth and Income since March 2001. Mr. Townswick also co-manages small- and mid-cap portfolios and serves as a small- and mid-cap securities specialist for other Aeltus advised funds since 1994.


INCOME FUNDS

BOND FUND, AETNA GOVERNMENT FUND, MONEY MARKET Bond Fund, Aetna Government Fund and Money Market are managed by a team of Aeltus fixed-income specialists.

INDEX PLUS FUNDS


INDEX PLUS LARGE CAP, INDEX PLUS MID CAP, INDEX PLUS SMALL CAP Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap are managed by Geoffrey A. Brod, Hugh T.M. Whelan and Douglas Cote.

Mr. Brod, Portfolio Manager, Aeltus, has been managing Index Plus Large Cap since its inception in December 1996 and has served as co-manager of Index Plus Mid Cap and Index Plus Small Cap since February 1998. Mr. Brod has over 30 years of experience in quantitative applications and has over 13 years of experience in equity investments with Aeltus.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus Large Cap since March 2001 and as co-manager of Index Plus Mid Cap and Index Plus Small Cap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co- manager of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1966. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

GENERATION FUNDS

ASCENT, CROSSROADS, LEGACY Neil Kochen, Managing Director, Aeltus, has been the lead portfolio manager and asset allocation strategist for each Generation Fund since December 1999. Mr. Kochen heads a team of investment professionals, each of whom specializes in a particular asset class. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS I SHARES

HOW TO OPEN AN ACCOUNT You may open an account either through the sponsor of your employer-sponsored retirement plan or by yourself. If you are investing through a retirement plan, please refer to your plan materials. If you wish to open an account on your own, you must submit a completed application to the Fund and, except as described below, the initial investment must be a minimum of $250,000. You may submit a completed and signed application along with your check to:

Aetna Series Fund, Inc.
c/o PFPC Inc.
P.O. Box 9681
Providence, RI 02940

Your check must be drawn on a bank located within the United States and payable in U.S. dollars.

CLASS I ELIGIBILITY

Class I shares are shares that are offered to:

o Persons or entities making an initial investment of a minimum amount of $250,000;

o Shareholders holding Class I shares as of February 28, 2001, as long as they maintain a shareholder account;

o Members of such other groups as may be approved by the Board from time to time.


HOW TO BUY SHARES

MINIMUM INVESTMENTS

                            INITIAL INVESTMENT                      ADDITIONAL INVESTMENTS

All investments             $250,000                               o $100 except by wire or Systematic
                                                                      Investment
                                                                    o $500 by wire
                                                                    o $50 by Systematic Investment

                            TO OPEN AN ACCOUNT                      TO PURCHASE ADDITIONAL SHARES

Through Your                Consult your plan materials.            Consult your plan materials.
Retirement Plan

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BY MAIL                     Complete and sign your                  Fill out the investment stub from your
                            application, make                       confirmation statement or send a letter
                            your check payable to Aetna             indicating your name, account
                            Series Fund, Inc. and mail to:          number(s), the Fund(s) in which you
                                                                    wish to invest and the amount you want
                            Aetna Series Fund, Inc.                 to invest in each Fund.
                            c/o PFPC Inc.
                            P.O. Box 9681                           Make your check payable to Aetna
                            Providence, RI  02940                   Series Fund, Inc. and mail to:

                            Cash, credit cards and third party      Aetna Series Fund, Inc.
                            checks cannot be used to open an        c/o PFPC Inc.
                            account.                                P.O. Box 9663
                                                                    Providence, RI 02940

                                                                    The Funds will accept checks which are
                                                                    made payable to you and endorsed to
                                                                    Aetna Series Fund, Inc.

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BY OVERNIGHT COURIER        Follow the instructions above           Follow the instructions above for
                            for "By Mail" but send your             "By Mail" but send your check and
                            completed application and check         investment stub or letter to:
                            to:
                                                                    Aetna Series Fund, Inc.
                            Aetna Series Fund, Inc.                 c/o PFPC Inc.
                            c/o PFPC Inc.                           4400 Computer Drive
                            4400 Computer Drive                     Westborough, MA  01581
                            Westborough, MA  01581

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BY WIRE                     Not Available.                          Call 1-800-367-7732 prior to sending
                                                                    the wire in order to obtain a
                                                                    confirmation number.

                                                                    Instruct your bank to wire funds to:

                                                                    Boston Safe Deposit & Trust Company
                                                                    ABA # 011001234

                            TO OPEN AN ACCOUNT                      TO PURCHASE ADDITIONAL SHARES

                                                                    Credit to:
                                                                    Boston Safe Deposit & Trust Company
                                                                    Account # 176656

                                                                    Further Credit to:
                                                                    Name of Fund
                                                                    Shareholder Account Number
                                                                    Shareholder Registration

                                                                    Federal funds wire purchase orders will
                                                                    be accepted only when the Fund's
                                                                    transfer agent and custodian bank are
                                                                    open for business.

                                                                    Neither the Funds nor their agents are
                                                                    responsible for the consequences of
                                                                    delays resulting from the banking or
                                                                    Federal Reserve wire system or from
                                                                    incomplete instructions.

-------------------------------------------------------------------------------------------------------------
BY ELECTRONIC               Not Available.                          Use the Systematic Investment Option.
FUNDS TRANSFER                                                      Sign up for this service when opening
                                                                    your account or by requesting the
                                                                    appropriate information.


-------------------------------------------------------------------------------------------------------------
BY EXCHANGE                 Submit a written request to the         Submit a written request to the address
                            address listed above under              listed above under "By Mail."  Include:
                            "By Mail." Include:                     o Your name and account number
                            o Your name and account number.         o The name of the Fund into and out of
                            o The name of the Fund into and           which you wish to exchange.
                              out of which you wish to              o The amount to be exchanged and the
                              exchange.                               signatures of all shareholders.
                            o The amount to be exchanged
                              and the signatures of all             You may also exchange your shares by
                              shareholders.                         calling 1-800-367-7732. Please be
                                                                    prepared to provide:
                            You may also exchange your              o The Funds' names.
                            shares by calling 1-800-367-7732.       o Your account number(s).
                            Please be prepared to provide:          o Your Social Security number or
                            o The Funds' names.                       taxpayer identification number.
                            o Your account number(s).               o Your address.
                            o Your Social Security number or        o The amount to be exchanged.
                              taxpayer identification number.
                            o Your address.
                            o The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request through your plan sponsor or as described below.


Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that notaries public cannot provide signature guarantees.


Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

REDEMPTIONS BY MAIL         You may redeem shares you own in any Fund by sending written instructions to:

                            Aetna Series Fund, Inc.
                            c/o PFPC Inc.
                            P.O. Box 9681
                            Providence, RI 02940

                            Your instructions should identify:
                            o The Fund.
                            o The number of shares or dollar amount to be redeemed.
                            o Your name and account number.

                            Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).

-------------------------------------------------------------------------------------------------------------
REDEMPTIONS BY WIRE         A minimum redemption of $1,000 is required for wire transfers.
                            Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee. A $12 fee will be charged for this service.


-------------------------------------------------------------------------------------------------------------
REDEMPTIONS BY TELEPHONE    Call 1-800-367-7732. Please be prepared to provide your account number, account name and the amount of the redemption, which generally must be no less than $500 and no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day.

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

NET ASSET VALUE The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, the securities held by Money Market are valued using amortized cost. For all other Funds, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Funds may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Funds may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

CROSS INVESTING

o DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

o SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-800-367-7732 to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.


Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $100,000. Telephone redemption requests will not be accepted if you:


o Have submitted a change of address within the preceding 15 calendar days.

o Are selling shares in a retirement plan account held in trust.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.


MINIMUM ACCOUNT BALANCE Generally, you must maintain a minimum balance of $250,000 in each Fund account. Shareholders holding Class I shares as of February 28, 2001, must maintain a minimum balance of $500. If you do not, the Fund may give you 60 days' notice to increase the account balance to the minimum set forth above. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.


ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-800-367-7732 for additional details.

o SYSTEMATIC INVESTMENT You can make automatic monthly investments in any Fund.

o AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

o CHECKWRITING SERVICE Checkwriting is available with Money Market. There currently is no transaction charge for this service, and the initial checkbook you receive is free. However, you will be charged a $3.00 fee for each checkbook reorder. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. This service is not available for IRA or other retirement accounts. You will be charged a $25 fee for stop payment requests and for Money Market checks that are returned due to insufficient funds.

o TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.


o TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by a variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and certain programs sponsored by employers (such as 401(k) and 403(b)(7) plans). The minimum investment and minimum account balance applicable to investments in 403(b)(7) accounts must be for at least $250,000. Purchases made in connection with IRAs and 403(b)
  (7) accounts may be subject to an annual custodial fee of $10.00 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts and 403(b) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.


PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, Aeltus Capital, Inc., the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of Aetna, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or EAM's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid as follows:

o declared daily and paid monthly       Money Market

o declared and paid monthly             Bond Fund
                                        Aetna Government
                                          Fund

o declared and paid semiannually        Balanced
                                        Growth and Income

o declared and paid annually            All other Funds

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Money Market shares begin to accrue dividends the business day after they are purchased. A redemption of Money Market shares will include dividends declared through the redemption date.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund (except Money Market) will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

o FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

o CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

o ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from any Fund are taxable as ordinary income.
o Distributions of other capital gains generally are taxable as capital gains.
o Ordinary income and capital gains are taxed at different rates.
o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.
o The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Funds.

BACKUP WITHHOLDING By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.


PERFORMANCE OF SIMILARLY MANAGED FUND


SIMILAR FUND PERFORMANCE

Technology is recently organized and does not yet have a long-term performance record. However, Technology has an investment objective, policies and strategies substantially similar to a series of an investment company registered under the Investment Company Act of 1940 (1940 Act) that is subadvised by EAM (Similar
Fund). Therefore, the performance of the Similar Fund is provided below. The performance of Technology will vary over time and its investments will not be identical to the past portfolio investments of the Similar Fund.

The Similar Fund has been managed since its inception by Mr. Elijah and Mr. Berry, the portfolio managers for Technology.

The results shown below for the Similar Fund reflect the reinvestment of dividends and distributions, and were calculated in the same manner which will be used by Technology to calculate its own performance. All Similar Fund performance data:

o Was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses.
o Reflects the deduction of the historical fees and expenses paid by the Similar Fund, and not those paid by Technology.
o Includes cash and cash equivalents.

The following table shows average annual total returns for the periods ended December 31, 2000 for the Similar Fund and Technology's benchmark index. The Goldman Sachs Technology Index returns shown below are based on price appreciation and do not assume reinvestment of dividends and distributions. Investors should not consider the historical performance of the Similar Fund to be an indication of the future performance of Technology.


                        1 YEAR      5 YEARS     SINCE INCEPTION
The Information Age
Fund (Similar Fund)     -35.09%     24.63%      22.18% (11/15/95)

Goldman Sachs
Technology Index        -37.90%     27.15%      25.29% (11/15/95)

                       This page is intentionally blank.

FINANCIAL HIGHLIGHTS
(for one outstanding share throughout each period)

These highlights are intended to help you understand the Funds' performance for the past five years (or since commencement of operations, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Funds' financial statements, are included in the Company's annual reports, which are available upon request.


CLASS I SHARES                                                                               GROWTH
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...................      $22.54         $16.62         $17.02         $14.36         $13.75
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................       (0.04)++       (0.01)+         0.01+          0.01+          0.03+
Net realized and change in unrealized gain or
   loss on investments..................................        3.56           6.13           2.09           3.88           2.39
------------------------------------------------------------------------------------------------------------------------------------
        Total from investment operations................        3.52           6.12           2.10           3.89           2.42
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income..............................        -              -              -             (0.03)         (0.05)
From net realized gains on investments..................       (3.08)         (0.20)         (2.50)         (1.20)         (1.76)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions.............................       (3.08)         (0.20)         (2.50)         (1.23)         (1.81)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........................      $22.98         $22.54         $16.62         $17.02         $14.36
====================================================================================================================================

Total return............................................       16.65%         37.09%         14.78%         28.95%         19.82%
Net assets, end of period (000's).......................    $254,209       $206,238       $128,667        $82,186        $45,473
Ratio of net investment expenses to average net assets..        0.87%          0.94%          1.00%          1.17%          1.28%
Ratio of net investment income to average
   net assets...........................................       (0.09)%        (0.04)%         0.07%          0.08%          0.20%
Ratio of expenses before reimbursement
   and waiver to average net assets.....................        -              -              -              -              -
Portfolio turnover rate.................................      182.66%         142.28%        170.46%        141.07%        144.19%

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                INTERNATIONAL
----------------------------------------------------------------------------


 Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
 October 31,     October 31,     October 31,     October 31,     October 31,
    2000            1999            1998            1997            1996
----------------------------------------------------------------------------
  $13.78          $11.87          $13.65          $11.79          $10.62
----------------------------------------------------------------------------

   (0.09)++         0.01+           0.02+           0.02+           0.03+

    1.47            3.09            1.06            2.89            1.59
----------------------------------------------------------------------------
    1.38            3.10            1.08            2.91            1.62
----------------------------------------------------------------------------

    -              (0.59)          (0.40)          (0.16)          (0.19)
   (1.59)          (0.60)          (2.46)          (0.89)          (0.26)
----------------------------------------------------------------------------
   (1.59)          (1.19)          (2.86)          (1.05)          (0.45)
----------------------------------------------------------------------------
  $13.57          $13.78          $11.87          $13.65          $11.79
============================================================================

   9.16%           28.10%          10.22%          26.02%          15.61%
$46,655          $42,605         $34,556         $56,369         $45,786
   1.24%            1.35%           1.48%           1.72%           2.17%

  (0.30)%           0.09%           0.15%           0.18%           0.40%

   1.24%            1.53%           1.67%           -               -
 181.87%          175.71%         152.73%         194.41%         135.92%

(for one outstanding share throughout each period)



CLASS I SHARES                                                                           SMALL COMPANY
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....................      $12.46         $10.43         $15.55         $14.67         $13.52
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.06++         0.05+          0.09+         (0.06)+        (0.08)+
Net realized and change in unrealized gain or
   loss on investments..................................        3.72           2.08          (0.90)          4.45           2.64
------------------------------------------------------------------------------------------------------------------------------------
        Total income from investment operations.........        3.78           2.13          (0.81)          4.39           2.56
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income..............................       (0.04)         (0.04)          -              -              -
From net realized gains on investments..................       (0.94)         (0.06)         (4.31)         (3.51)         (1.41)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions.............................       (0.98)         (0.10)         (4.31)         (3.51)         (1.41)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........................      $15.26         $12.46         $10.43         $15.55         $14.67
====================================================================================================================================

Total return............................................       31.79%         20.54%         (7.47)%        37.80%         19.78%
Net assets, end of period (000's).......................    $188,306        $51,423        $29,543        $22,661        $32,125
Ratio of net investment expenses to average net assets..        1.10%          1.23%          1.32%          1.58%          1.44%
Ratio of net investment income to average
   net assets...........................................        0.46%          0.43%          0.46%         (0.42)%        (0.53)%
Ratio of expenses before reimbursement and
   waiver to average net assets.........................        -              1.25%          1.43%          -              -
Portfolio turnover rate.................................      333.36%        231.94%        211.87%        150.43%        163.21%

(1) Annualized.

 ++ Per share data calculated using the SEC method.
  + Per share data calculated using weighted average number of shares outstanding throughout the period.

                    VALUE
                 OPPORTUNITY                                TECHNOLOGY
---------------------------------------------------------------------------
                                    Period From             Period From
                                 February 2, 1998          March 1, 2000
                                   (Commencement           (Commencement
 Year Ended      Year Ended      of Operations) to       of Operations) to
 October 31,     October 31,        October 31,             October 31,
    2000            1999               1998                    2000
---------------------------------------------------------------------------

  $13.24           $9.99             $10.00                  $10.00
---------------------------------------------------------------------------

   (0.01)++         0.03+              0.03+                  (0.14)++

    2.21            3.25              (0.04)                  (1.28)
---------------------------------------------------------------------------
    2.20            3.28              (0.01)                  (1.42)
---------------------------------------------------------------------------

   (0.04)          (0.03)              -                       -
   (0.85)           -                  -                       -
---------------------------------------------------------------------------
   (0.89)          (0.03)              -                       -
---------------------------------------------------------------------------
  $14.55          $13.24             $ 9.99                  $ 8.58
===========================================================================
   17.52%          32.88%             (0.10)%                (14.20)%
  $3,550          $5,455             $4,625                  $1,569
    1.10%           1.10%              1.10%(1)                1.50%(1)

    0.08%           0.23%              0.37%(1)               (1.09)%(1)

    1.62%           2.52%              3.41%(1)                2.48%(1)
  161.57%         124.83%            132.45%                 124.43%

(for one outstanding share throughout each period)



CLASS I SHARES                                                                              BALANCED
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....................      $13.74         $12.84         $14.09         $13.52         $12.36
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.30++         0.32+          0.33+          0.33+          0.31+
Net realized and change in unrealized gain or
   loss on investments..................................        0.90           1.53           1.02           2.04           1.77
------------------------------------------------------------------------------------------------------------------------------------
        Total income from investment operations.........        1.20           1.85           1.35           2.37           2.08
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income..............................       (0.30)         (0.34)         (0.32)         (0.30)         (0.35)
From net realized gains on investments..................       (0.54)         (0.61)         (2.28)         (1.50)         (0.57)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions.............................       (0.84)         (0.95)         (2.60)         (1.80)         (0.92)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........................      $14.10         $13.74         $12.84         $14.09         $13.52
====================================================================================================================================

Total return............................................        9.04%         14.79%         10.81%         19.57%         17.63%
Net assets, end of period (000's).......................     $94,149        $98,717       $111,887       $105,813        $88,625
Ratio of net investment expenses to average net assets..        1.06%          1.11%          1.12%          1.24%          1.31%
Ratio of net investment income to average
   net assets...........................................        2.24%          2.38%          2.54%          2.43%          2.42%
Portfolio turnover rate.................................      241.99%        127.46%         84.55%        116.69%        117.88%

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                              GROWTH AND INCOME
----------------------------------------------------------------------------

 Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
 October 31,     October 31,     October 31,     October 31,     October 31,
    2000            1999            1998            1997            1996
----------------------------------------------------------------------------

  $16.74          $15.26          $18.08          $15.74          $13.46
----------------------------------------------------------------------------

    0.05++          0.09+           0.12+           0.15+           0.19+

    0.52            3.26            0.51            5.00            3.09
----------------------------------------------------------------------------
    0.57            3.35            0.63            5.15            3.28
----------------------------------------------------------------------------

   (0.05)          (0.14)          (0.13)          (0.21)          (0.24)
   (3.00)          (1.73)          (3.32)          (2.60)          (0.76)
----------------------------------------------------------------------------
   (3.05)          (1.87)          (3.45)          (2.81)          (1.00)
----------------------------------------------------------------------------
  $14.26          $16.74          $15.26          $18.08          $15.74
============================================================================

    3.76%          23.00%           3.80%          37.44%          25.69%
$479,823        $558,913        $614,493        $595,969        $377,784
    0.83%           0.86%           0.88%           1.00%           1.08%

    0.33%           0.56%           0.71%           0.93%           1.35%
  167.45%         121.99%         160.48%         157.92%         106.09%

(for one outstanding share throughout each period)



CLASS I SHARES                                                                              BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....................       $9.98         $10.38         $10.22         $10.09         $10.27
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.59++         0.57+          0.60+          0.62+          0.65+
------------------------------------------------------------------------------------------------------------------------------------
Net realized and change in unrealized gain or
   loss on investments..................................       (0.12)         (0.41)          0.17           0.13          (0.15)
------------------------------------------------------------------------------------------------------------------------------------
        Total income from investment operations.........        0.47           0.16           0.77           0.75           0.50
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income..............................       (0.52)         (0.56)         (0.61)         (0.62)         (0.68)
From net realized gains on investments..................        -              -              -              -              -
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions.............................       (0.52)         (0.56)         (0.61)         (0.62)         (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........................       $9.93          $9.98         $10.38         $10.22         $10.09
====================================================================================================================================

Total return............................................        4.88%          1.56%          7.72%          7.72%          5.09%
Net assets, end of period (000's).......................     $31,000        $34,268        $41,804        $34,080        $28,864
Ratio of net investment expenses to average net assets..        0.75%          0.75%          0.75%          0.75%          0.75%
Ratio of net investment income to average
   net assets...........................................        6.00%          5.52%          5.79%          6.07%          6.16%
Ratio of expenses before reimbursement and
   waiver to average net assets.........................        0.84%          0.93%          0.97%          1.14%          1.16%
Portfolio turnover rate.................................      361.83%        174.14%         77.01%         48.56%         42.33%

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                            AETNA GOVERNMENT FUND
----------------------------------------------------------------------------

 Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
 October 31,     October 31,     October 31,     October 31,     October 31,
    2000            1999            1998            1997            1996
----------------------------------------------------------------------------

   $9.86          $10.29          $ 9.99           $9.80          $10.01
----------------------------------------------------------------------------

    0.57++          0.51+           0.53+           0.58+           0.56+

    0.09           (0.45)           0.30            0.21           (0.13)
----------------------------------------------------------------------------
    0.66            0.06            0.83            0.79            0.43
----------------------------------------------------------------------------

   (0.58)          (0.49)          (0.53)          (0.60)          (0.64)
    -               -               -               -               -
----------------------------------------------------------------------------
   (0.58)          (0.49)          (0.53)          (0.60)          (0.64)
----------------------------------------------------------------------------
   $9.94          $ 9.86          $10.29           $9.99           $9.80
============================================================================

    6.92%           0.58%           8.54%           8.39%           4.43%
 $11,021          $9,808         $13,980         $10,217         $10,662
    0.70%           0.70%           0.70%           0.70%           0.70%

    5.90%           5.00%           5.21%           5.91%           5.67%

    0.97%           1.47%           1.51%           1.70%           1.57%
  138.83%          30.72%         181.08%         147.78%          50.48%

(for one outstanding share throughout each period)



CLASS I SHARES                                                                           MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....................       $1.00          $1.00          $1.00          $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.06++         0.05+          0.05+          0.05+          0.05+
Net realized and change in unrealized gain or
   loss on investments..................................        -              -              -              -              -
------------------------------------------------------------------------------------------------------------------------------------
        Total income from investment operations                 0.06           0.05           0.05           0.05           0.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income..............................       (0.06)         (0.05)         (0.05)         (0.05)         (0.05)
From net realized gains on investments..................        -              -              -              -              -
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions.............................       (0.06)         (0.05)         (0.05)         (0.05)         (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........................       $1.00          $1.00          $1.00          $1.00          $1.00
====================================================================================================================================

Total return............................................        5.97%          4.88%          5.36%          5.49%          5.44%
Net assets, end of period (000's).......................    $245,774       $284,594       $276,024       $273,710       $323,281
Ratio of net investment expenses to average net assets..        0.59%          0.50%          0.48%          0.37%          0.30%
Ratio of net investment income to average
   net assets...........................................        5.80%          4.79%          5.24%          5.31%          5.30%
Ratio of expenses before reimbursement and
   waiver to average net assets.........................        0.65%          0.64%          0.72%          0.81%          0.83%
Portfolio turnover rate.................................        -              -              -              -              -

(1) Annualized.

 ++ Per share data calculated using the SEC method.
  + Per share data calculated using weighted average number of shares outstanding throughout the period.

                             INDEX PLUS
                             LARGE CAP
----------------------------------------------------------------------------
                                                    Period From
                                                 December 10, 1996
                                                   (Commencement
 Year Ended      Year Ended      Year Ended      of Operations) to
 October 31,     October 31,     October 31,        October 31,
    2000            1999            1998               1997
----------------------------------------------------------------------------

  $17.48          $13.78          $12.43             $10.00
----------------------------------------------------------------------------

    0.07++          0.11+           0.13+              0.12+

    1.32            3.86            2.57               2.33
----------------------------------------------------------------------------
    1.39            3.97            2.70               2.45
----------------------------------------------------------------------------

   (0.08)          (0.07)          (0.13)             (0.02)
    -              (0.20)          (1.22)              -
----------------------------------------------------------------------------
   (0.08)          (0.27)          (1.35)             (0.02)
----------------------------------------------------------------------------
  $18.79          $17.48          $13.78             $12.43
============================================================================

    7.99%          29.05%          23.46%             24.49%
$170,673        $141,377         $31,671            $10,876
    0.66%           0.70%           0.70%              0.70%(1)

    0.56%           0.67%           0.96%              1.15%(1)

    -               0.75%           1.17%              1.95%(1)
  104.31%          72.14%         124.16%             82.31%

(for one outstanding share throughout each period)



CLASS I SHARES                                                                  INDEX PLUS
                                                                                 MID CAP
-------------------------------------------------------------------------------------------------------------
                                                                                              Period From
                                                                                            February 3, 1998
                                                                                              (Commencement
                                                             Year Ended     Year Ended      of Operations) to
                                                             October 31,    October 31,        October 31,
                                                                2000           1999               1998
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....................      $12.70         $10.36             $10.00
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.02++         0.07+              0.04+
Net realized and change in unrealized gain or
   loss on investments..................................        3.90           2.32               0.32
-------------------------------------------------------------------------------------------------------------
        Total income from investment operations.........        3.92           2.39               0.36
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income..............................       (0.06)         (0.05)              -
From net realized gains on investments..................       (1.78)          -                  -
-------------------------------------------------------------------------------------------------------------
        Total distributions.............................       (1.84)         (0.05)              -
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........................      $14.78         $12.70             $10.36
=============================================================================================================

Total return............................................       35.42%         23.14%              3.60%
Net assets, end of period (000's).......................      $2,219         $6,806             $6,996
Ratio of net investment expenses to average net assets..        0.75%          0.75%              0.75%(1)
Ratio of net investment income to average
   net assets...........................................        0.38%          0.55%              0.57%(1)
Ratio of expenses before reimbursement and
   waiver to average net assets.........................        1.25%          1.78%              2.51%(1)
Portfolio turnover rate.................................      180.24%        130.93%            129.87%

(1) Annualized.

 ++ Per share data calculated using the SEC method.
  + Per share data calculated using weighted average number of shares outstanding throughout the period.

                     INDEX PLUS
                     SMALL CAP
-----------------------------------------------------

                                      Period From
                                   February 3, 1998
                                     (Commencement
 Year Ended      Year Ended        of Operations) to
 October 31,     October 31,          October 31,
    2000            1999                 1998
-----------------------------------------------------

  $ 9.95          $ 8.87               $10.00
-----------------------------------------------------

   (0.02)++         0.02+                0.02+

    1.74            1.08                (1.15)
-----------------------------------------------------
    1.72            1.10                (1.13)
-----------------------------------------------------

   (0.01)          (0.02)                -
    -               -                    -
-----------------------------------------------------
   (0.01)          (0.02)                -
-----------------------------------------------------
  $11.66          $ 9.95               $ 8.87
=====================================================

   17.35%          12.46%              (11.30)%
  $4,825          $5,902               $5,862
    0.75%           0.75%                0.75%(1)

   (0.05)%          0.22%                0.25%(1)

    1.52%           2.03%                2.63%(1)
  133.95%          85.28%              100.41%

(for one outstanding share throughout each period)



CLASS I SHARES                                                                               ASCENT
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....................      $12.14         $11.14         $14.48         $12.57         $11.67
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.18++         0.22+          0.24+          0.21+          0.21+
Net realized and change in unrealized gain or
   loss on investments..................................        0.82           1.27          (0.41)          2.92           2.04
------------------------------------------------------------------------------------------------------------------------------------
        Total income from investment operations                 1.00           1.49          (0.17)          3.13           2.25
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income..............................       (0.22)         (0.18)         (0.41)         (0.25)         (0.38)
From net realized gains on investments..................       (0.89)         (0.31)         (2.76)         (0.97)         (0.97)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions.............................       (1.11)         (0.49)         (3.17)         (1.22)         (1.35)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........................      $12.03         $12.14         $11.14         $14.48         $12.57
====================================================================================================================================

Total return............................................        8.62%         13.66%         (1.90)%        26.59%         20.94%
Net assets, end of period (000's).......................     $42,626        $41,936        $38,012        $27,359        $25,752
Ratio of net investment expenses to average net assets..        1.00%          1.20%          1.24%          1.52%          1.73%
Ratio of net investment income to average
   net assets...........................................        1.76%          1.86%          2.00%          1.53%          1.69%
Ratio of expenses before reimbursement and
   waiver to average net assets.........................        1.10%          1.26%          1.43%          1.61%          -
Portfolio turnover rate.................................      247.90%        131.62%        105.08%        162.80%        104.84%

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

                                 CROSSROADS
----------------------------------------------------------------------------

 Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
 October 31,     October 31,     October 31,     October 31,     October 31,
    2000            1999            1998            1997            1996
----------------------------------------------------------------------------

  $11.76          $11.08          $13.29          $12.16          $11.53
----------------------------------------------------------------------------

    0.27++          0.30+           0.31+           0.27+           0.25+

    0.55            0.83           (0.37)           2.16            1.64
----------------------------------------------------------------------------
    0.82            1.13           (0.06)           2.43            1.89
----------------------------------------------------------------------------

   (0.29)          (0.21)          (0.45)          (0.30)          (0.44)
   (0.53)          (0.24)          (1.70)          (1.00)          (0.82)
----------------------------------------------------------------------------
   (0.82)          (0.45)          (2.15)          (1.30)          (1.26)
----------------------------------------------------------------------------
  $11.76          $11.76          $11.08          $13.29          $12.16
============================================================================

    7.29%          10.31%          (0.87)%        21.65%           17.66%
 $49,898         $48,440         $37,620         $26,028         $22,947
    0.95%           1.20%           1.24%           1.57%           1.74%

    2.54%           2.54%           2.61%           2.13%           2.18%

    1.08%           1.28%           1.40%           1.66%           -
  238.69%         124.90%         115.65%         161.75%         107.40%

(for one outstanding share throughout each period)



CLASS I SHARES                                                                               LEGACY
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period....................      $10.57         $10.21         $12.15         $11.64         $11.41
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................        0.33++         0.34+          0.35+          0.32+          0.29+
Net realized and change in unrealized gain or
   loss on investments..................................        0.47           0.46          (0.07)          1.41           1.20
------------------------------------------------------------------------------------------------------------------------------------
        Total income from investment operations.........        0.80           0.80           0.28           1.73           1.49
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income..............................       (0.30)         (0.22)         (0.60)         (0.33)         (0.50)
From net realized gains on investments..................       (0.34)         (0.22)         (1.62)         (0.89)         (0.76)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions.............................       (0.64)         (0.44)         (2.22)         (1.22)         (1.26)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..........................      $10.73         $10.57         $10.21         $12.15         $11.64
====================================================================================================================================

Total return............................................        7.93%          7.99%          2.51%         15.94%         14.11%
Net assets, end of period (000's).......................     $26,494        $24,107        $22,352        $18,313        $22,326
Ratio of net investment expenses to average net assets..        0.90%          1.20%          1.24%          1.63%          1.73%
Ratio of net investment income to average
   net assets...........................................        3.69%          3.23%          3.26%          2.77%          2.62%
Ratio of expenses before reimbursement and
   waiver to average net assets.........................        1.19%          1.45%          1.67%          1.75%          -
Portfolio turnover rate.................................      195.01%        119.85%        115.12%        158.71%         91.62%

++ Per share data calculated using the SEC method.
 + Per share data calculated using weighted average number of shares outstanding throughout the period.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Funds. The Funds' most recent annual and semi-annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Funds, by calling 1-800-238-6263 or writing to:

Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.

This page is intentionally blank.

BROKERAGE CASH RESERVES

PROSPECTUS


March 1, 2001





Brokerage Cash Reserves (Fund) is a series of Aetna Series Fund, Inc. (Company), an open-end investment company.



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

                               TABLE OF CONTENTS

THE FUND'S INVESTMENTS                                                   1

  INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS        1

FUND EXPENSES                                                            3

MANAGEMENT OF THE FUND                                                   4

INVESTMENTS IN AND REDEMPTIONS FROM THE FUND                             5

DIVIDENDS AND DISTRIBUTIONS                                              6

TAX INFORMATION                                                          6

FINANCIAL HIGHLIGHTS                                                     7

OTHER CONSIDERATIONS                                                     8

ADDITIONAL INFORMATION                                                   8

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES AND RISKS

Investment Objective Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.

Principal Investment Strategies The Fund invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), to be of comparable quality. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal Risks ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY FINANCIAL INSTITUTION, THE FDIC OR ANY OTHER GOVERNMENT AGENCY. Also, a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the Fund's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.

                             INVESTMENT PERFORMANCE





YEAR-BY-YEAR TOTAL RETURN

[graphic omitted]

                                             YEAR ENDED DECEMBER 31,
                                                      2000

                                                     5.69%

[arrow] BEST QUARTER:
fourth quarter 2000, up 1.47%

[arrow] WORST QUARTER:
fourth quarter 1999, up 1.26%
                                              AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN                        1 YEAR           SINCE INCEPTION       INCEPTION DATE
Brokerage Cash Reserves                             5.69%                 5.52%               09/07/99
Money Fund Report Averages(TM)/All Taxable Index*   5.71%                 5.48%               09/07/99


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.
 __________
* Money Fund Report Averages(TM)/All Taxable Index (formerly the IBC Money Fund Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMarketNet, Inc.

To obtain current yield information, please contact 1-800-367-7732.

                                  FUND EXPENSES

The following table describes Fund expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses (expressed as a percentage of the Fund's average daily net assets) are deducted from Fund assets every year, and are thus paid indirectly by all Fund shareholders.
--------------------------------------------------------------------------------

                                SHAREHOLDER FEES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) on Purchases                                 None
Maximum Deferred Sales Charge (Load)                                     None
--------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee                                                           0.20%
Distribution and Service (12b-1) Fees                                    0.65%
Other Expenses(1)                                                        0.18%
                                                                         -----
Total Operating Expenses                                                 1.03%
Fee Waiver and/or Expense Reimbursement(2)                               0.08%
                                                                         -----
Net Expenses                                                             0.95%
                                                                         =====

--------------------------------------------------------------------------------

(1)An administrative services fee of 0.10% is included in Other Expenses.

(2)Aeltus is contractually obligated to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of the Fund's other expenses in order to ensure that the Fund's total operating expenses do not exceed 0.95% of the Fund's average daily net assets.



EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

        1 Year*       3 Years*       5 Years*       10 Years*
          $97           $320           $561          $1,252

* Aeltus is contractually obligated to waive fees and/or reimburse expenses as stated above. The figures in the example reflect this waiver/reimbursement.


THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.

Long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees.

Distribution (12b-1) Fee The Fund has adopted a Distribution Plan that allows the Fund to pay a fee, at the annual rate of 0.50% of the average daily net assets of the Fund's shares, for the sale and distribution of Fund shares. The 12b-1 fee is paid out of Fund assets on an ongoing basis, and as a result, over time, this fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The distribution (12b-1) fee is used to compensate investment professionals who sell Fund shares. Service (12b-1) Fee The Fund has adopted a Shareholder Services Plan that allows the payment of a servicing fee at the annual rate of 0.15% of the average daily net assets of the Fund's shares. The servicing (12b-1) fee is used primarily to pay selling dealers and their agents for servicing of and recordkeeping for shareholder accounts.

                             MANAGEMENT OF THE FUND

Aeltus, 10 State House Square, Hartford, Connecticut 06103-3602, serves as the Fund's investment adviser. Aeltus is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Company's Board of Directors. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.


Advisory Fees For the year ended October 31, 2000, Aeltus received an aggregate fee of 0.15%, as a percentage of the Fund's average net assets. That fee reflects the fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) Aeltus was entitled to receive.

                  INVESTMENTS IN AND REDEMPTIONS FROM THE FUND

The Fund is utilized as a sweep account for various brokerage firms.

Purchase of Shares By Sweep Your brokerage account will be coded to sweep cash balances into shares of the Fund. There is a $1,000 minimum initial investment. Free credit balances arising in your brokerage account from check deposits, dividend payments, interest payments and other credits will be invested in the Fund on the business day after posting. Free credit balances arising from the sale of securities will be invested into the Fund on the business day following settlement. Your broker will, however, hold back and not invest in the Fund sufficient monies to pay for security purchases that have not yet settled.

Redemptions

BY CHECKWRITING - Your brokerage firm will provide a checkbook from which you may write checks made payable to any payee in any amount of $100 or more. The maximum amount that a check may be written for will depend upon the value of your Fund shares, other available cash in your brokerage account, and the available margin loan value of securities in your brokerage account if your brokerage account is established as a margin account. In order to establish checkwriting you must complete a signature card which you can obtain from your Account Executive, Registered Representative or Financial Advisor. There is no separate charge imposed by the Fund for the checkwriting service. The checkwriting service enables you to receive the daily dividends declared on the Fund shares through the day that your check is presented for payment.

BY SWEEP - A sufficient number of shares will be redeemed automatically on settlement date to pay for all securities transactions. A sufficient number of shares will also be redeemed to satisfy any withdrawals or debits posted to the brokerage account.

Orders that are received by the Fund's transfer agent before 2:00 p.m. (eastern time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after 2:00 p.m. (eastern time) will be processed at the NAV calculated on the following business day.

Net Asset Value Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV of each Fund is determined as of 2:00 p.m. (eastern time) on each day that the New York Stock Exchange is open for trading (business day). In calculating the NAV, the securities held by the Fund are valued using amortized cost.

Once your redemption request is received in proper form by the Fund's transfer agent, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted.

ADDITIONAL INFORMATION For more information on the purchase and redemption of Fund shares, see the Statement of Additional Information (SAI).

                           DIVIDENDS AND DISTRIBUTIONS


Dividends A distribution from net income of the Fund is declared each business day at 2:00 p.m. (eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.

Fund shares begin to accrue dividends the business day they are purchased. A redemption of Fund shares will include dividends declared through the business day prior to the redemption date.

Both income dividends and capital gains distributions, if any, are paid by the Fund on a per share basis.


                                TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income. This is true even though your distributions are being reinvested.
o Distributions of other capital gains generally are taxable as capital gains.
o Ordinary income and capital gains are taxed at different rates.
o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities.


Every year, you will be sent information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

Backup Withholding By law, 31% of your distributions and proceeds must be withheld if you have not provided complete, correct taxpayer information to the Fund or your broker-dealer.

                              FINANCIAL HIGHLIGHTS


These highlights are intended to help you understand the Fund's performance since commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's Financial Statements, are included in the Fund's Annual Report, which is available upon request.

                                                                                 Period From
                                                                              September 7, 1999
                                                                               (Commencement of
                                                       Year Ended                 Operations)
                                                    October 31, 2000          to October 31, 1999
------------------------------------------------    ----------------          -------------------
Net asset value, beginning of period ...........        $  1.00                      $  1.00
                                                        -------                      -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................           0.05[double dagger]          0.01[dagger]
                                                        -------                      -------
     Total income from investment operations               0.05                         0.01
                                                        -------                      -------
LESS DISTRIBUTIONS:
From net investment income .....................          (0.05)                       (0.01)
                                                        -------                      -------
     Total distributions .......................          (0.05)                       (0.01)
                                                        -------                      -------
Net asset value, end of period .................        $  1.00                      $  1.00
                                                        =======                      =======


Total return ...................................           5.56%                        0.70%
Net assets, end of period (000's) ..............       $314,936                     $277,611
Ratio of net investment expenses to average
  net assets ...................................           0.95%                        0.95%(1)
Ratio of net investment income to
  average net assets ...........................           5.45%                        4.62%(1)
Ratio of expenses before
  reimbursement and waiver to
  average net assets ...........................           1.03%                        1.22%(1)


(1) Annualized.
[double dagger] Per share data calculated using the SEC method.
[dagger] Per share data calculated using weighted average number of shares outstanding throughout the period.

                              OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed in the SAI.

                             ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The Fund's most recent annual and semi-annual reports also contain information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected its performance during the past fiscal period.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Fund, by calling 1-800-238-6263 or writing to:

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut  06103-3602      Investment Company Act File No. 811-6352.

AETNA SERIES FUND, INC.


AETNA INDEX PLUS PROTECTION FUND

PROSPECTUS




March 1, 2001





Aetna Series Fund, Inc. is an open-end investment company authorized to issue multiple series of shares. Aetna Index Plus Protection Fund is currently closed to new investors.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

TABLE OF CONTENTS

THE FUND'S INVESTMENTS                                                         1

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS            1

   GUARANTEE PERIOD INVESTMENT OBJECTIVE,
   PRINCIPAL INVESTMENT STRATEGIES AND RISKS                                   1

   INDEX PLUS LARGE CAP PERIOD INVESTMENT OBJECTIVE,
   PRINCIPAL INVESTMENT STRATEGIES AND RISKS                                   2

   OTHER PRINCIPAL RISKS OF INVESTING IN THE FUND                              3

FUND EXPENSES                                                                  4

OTHER CONSIDERATIONS                                                           5

THE GUARANTEE                                                                  5

MANAGEMENT OF THE FUND                                                         7

INVESTING IN THE FUND                                                          8

   OPENING AN ACCOUNT AND SELECTING A SHARE CLASS                              8

   HOW TO BUY SHARES                                                          10

   HOW TO SELL SHARES                                                         10

   TIMING OF PURCHASE AND REDEMPTION REQUESTS                                 11

   OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES                  11

   DIVIDENDS AND DISTRIBUTIONS                                                12

   TAX INFORMATION                                                            12

FINANCIAL HIGHLIGHTS                                                          13

ADDITIONAL INFORMATION                                                        14

THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND RISKS

GENERAL INFORMATION Aetna Index Plus Protection Fund (Fund) has an Offering Phase, a Guarantee Period and an Index Plus Large Cap Period. Shares of the Fund were offered during the Offering Phase but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. The Fund will be offered on a continuous basis to existing shareholders during the Index Plus Large Cap Period. The OFFERING PHASE ran from October 2, 2000 through November 30, 2000. During the Offering Phase, Fund assets were invested exclusively in short-term instruments.

The GUARANTEE PERIOD for the Fund commenced on December 1, 2000 and will run through November 30, 2005 (Guarantee Maturity Date). During the Guarantee Period, all assets will be invested in accordance with the investment objective and strategies described under the heading "Guarantee Period Investment Objective, Principal Investment Strategies and Risks." The Fund guarantees that the value of each shareholder's account on the Guarantee Maturity Date will be no less than the value of that shareholder's account as of the inception of the Guarantee Period (Guarantee) provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if any shares are redeemed before the Guarantee Maturity Date, the shareholder's guaranteed amount will be reduced as more fully described below. The Fund's Guarantee is backed by an unconditional, irrevocable financial guarantee pursuant to a financial guarantee insurance policy issued to Aetna Series Fund, Inc. (Company) for the benefit of the Fund by MBIA Insurance Corporation (MBIA), an AAA/Aaa rated monoline financial guarantor.

During the INDEX PLUS LARGE CAP PERIOD, which will commence immediately following the Guarantee Period, all assets will be managed in accordance with the investment objective and strategies described under the heading "Index Plus Large Cap Period Investment Objective, Principal Investment Strategies and Risks."

The Fund's investment objectives may be changed by the Company's Board of Directors (Board) without shareholder approval.

The Fund is a series of the Company. Investors who wish to purchase another series of the Company (Series) may request a separate prospectus by calling 1-800-238-6263.

GUARANTEE PERIOD INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE During the Guarantee Period, the Fund seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of the Guarantee Period.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, during the Guarantee Period the Fund's assets are allocated between an:

o EQUITY COMPONENT, consisting primarily of common stocks and a
o FIXED COMPONENT, consisting primarily of short- to intermediate-duration U.S. Government securities.


EQUITY COMPONENT The Equity Component will be managed in an Enhanced Index Strategy. This means that Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, invests at least 80% of the Equity Component's net assets in stocks included in the Standard and Poor's 500 Index (S&P 500), although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500, as described below. The Equity Component may also include S&P 500 futures contracts. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S. and selected by Standard and Poor's Corporation (S&P).


Aeltus manages the Equity Component by overweighting those stocks that it believes will outperform the S&P 500 and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the S&P 500. Stocks that Aeltus believes are likely to match the performance of the S&P 500 are invested in proportion to their representation in the index. To determine which stocks to weight more or less heavily, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Equity Component generally holds between 400 and 450 stocks included in the S&P 500. Although the Equity Component will not hold all of the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500 in both rising and falling markets.

FIXED COMPONENT Aeltus looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within one month of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by S&P and/or Aa3 or higher by Moody's Investors Services, Inc., futures on U.S. Treasury securities and money market instruments.

ASSET ALLOCATION Aeltus uses a proprietary computer model to determine, on an ongoing basis, the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet the investment objective. The model evaluates a number of factors, including, but not limited to:

o the market value of the Fund's assets as compared to the aggregate guaranteed amount;
o the prevailing level of interest rates;
o equity market volatility; and
o the length of time remaining until the Guarantee Maturity Date.

The model will determine the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and will evaluate the allocations on a daily basis thereafter. Generally, as the market value of the Equity Component rises, more assets are allocated to the Equity Component, and as the market value of the Equity Component declines, more assets are allocated to the Fixed Component.

PRINCIPAL RISKS The principal risks of an investment in the Fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' ability to allocate assets between the Equity Component and the Fixed Component and in selecting investments within each component. BECAUSE THE FUND INVESTS IN BOTH STOCKS AND BONDS, THE FUND MAY UNDERPERFORM STOCK FUNDS WHEN STOCKS ARE IN FAVOR AND UNDERPERFORM BOND FUNDS WHEN BONDS ARE IN FAVOR.

The risks associated with investing in STOCKS include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in BONDS is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.


The asset allocation process results in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility.


If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of preserving the value of the Fund as of the inception of the Guarantee Period. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete and irreversible reallocation to the Fixed Component may occur. In this circumstance, the Fund would not participate in any subsequent recovery in the equity markets. USE OF THE FIXED COMPONENT REDUCES THE FUND'S ABILITY TO PARTICIPATE AS FULLY IN UPWARD EQUITY MARKET MOVEMENTS, AND THEREFORE REPRESENTS SOME LOSS OF OPPORTUNITY, OR OPPORTUNITY COST, COMPARED TO A PORTFOLIO THAT IS MORE HEAVILY INVESTED IN EQUITIES.

For a description of additional principal risks, see "Other Principal Risks of Investing in the Fund" below.

INDEX PLUS LARGE CAP PERIOD INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE During the Index Plus Large Cap Period, the Fund seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the S&P 500, while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES During the Index Plus Large Cap Period, the Fund's principal investment strategies are the same as those of the Enhanced Index Strategy, as described above under Equity Component.

PRINCIPAL RISKS The principal risks of an investment in the Fund during the Index Plus Large Cap Period are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

For a description of additional principal risks, see "Other Principal Risks of Investing in the Fund" below.

OTHER PRINCIPAL RISKS OF INVESTING IN THE FUND

Redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, may be subject to a contingent deferred sales charge (CDSC) and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guarantee, as described below.

SHARES OF THE FUND WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND IF YOU REDEEM YOUR SHARES PRIOR TO THE GUARANTEE MATURITY DATE OR IF YOU CONTINUE TO HOLD FUND SHARES AFTER THE GUARANTEE MATURITY DATE. THERE IS NO GUARANTY THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

Because the Fund is new, it does not have performance information an investor may find useful in evaluating the risks of investing in the Fund.

FUND EXPENSES

The following tables describe the Fund's expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are expressed as a percentage of the Fund's average daily net assets, and are thus paid indirectly by all Fund shareholders.


                                SHAREHOLDER FEES
                   (fees paid directly from your investment)

                       Maximum Sales             Maximum Deferred Sales
                Charge (Load) on Purchases      Charge (Load) (as a % of
                (as a % of purchase price)      gross redemption proceeds)

   Class A                4.75%                            None
   Class B                None                             5.00%



                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                          Distribution                    Total     Fee Waiver/(2)
          Management         and/or          Other(1)   Operating       Expense         Net
             Fee       Service (12b-1)Fees   Expenses   Expenses     Reimbursement   Expenses
Class A     0.65%             0.25%            0.68%      1.58%          0.08%         1.50%
Class B     0.65%             1.00%            0.68%      2.33%          0.08%         2.25%

(1)Because the Fund is new, Other Expenses, shown above, are estimated. An administrative services fee of 0.10% and a guarantee fee of 0.33% are included in Other Expenses.

(2)Aeltus is contractually obligated, through the Guarantee Maturity Date, to waive all or a portion of its management fee and/or administrative services fee and/or reimburse a portion of the Fund's other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses.

                                    EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                       1 Year*        3 Years*
        Class A         $620            $927
        Class B         $728           $1,003

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through the Guarantee Maturity Date. Therefore, all figures reflect a waiver/reimbursement.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.

OTHER CONSIDERATIONS

In addition to the principal investment strategies and risks described above, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

USE OF FUTURES CONTRACTS DURING THE GUARANTEE PERIOD During the Guarantee Period, the Fund may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Fund uses futures to increase exposure or hedge existing exposure to a particular asset class. During the Guarantee Period, the Fund may only invest in futures contracts on the S&P 500 and U.S. Treasury securities.

USE OF FUTURES CONTRACTS AND OPTIONS DURING THE INDEX PLUS LARGE CAP PERIOD During the Index Plus Large Cap Period, the Fund may enter into futures contracts and use options. The Fund primarily uses futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain). Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

RISKS OF INVESTING IN FUTURES CONTRACTS AND OPTIONS The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

PORTFOLIO TURNOVER Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. It is expected that the Fund may have a portfolio turnover rate in excess of 200%. A high portfolio turnover rate increases the Fund's transaction costs and may increase your tax liability.

TRANSITION PERIOD After the Guarantee Maturity Date, the Fund will, in the ordinary course of its investment activities, sell any fixed-income securities remaining in its portfolio and purchase stocks included in the S&P 500 and S&P 500 futures contracts as soon as reasonably practicable, in order to conform its holdings to the Fund's Index Plus Large Cap Period investment objective.

THE GUARANTEE

The Fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the NAV per share on the last day of the Offering Phase, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all such dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period (Guaranteed Amount). The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from MBIA pursuant to a financial guarantee insurance policy issued by MBIA to, and for the benefit of, the Fund. If, on the Guarantee Maturity Date, the actual NAV per share is less than the Guarantee per Share, MBIA will pay to the Fund an amount sufficient to ensure that each shareholder is entitled to redeem his or her shares for an amount equal to his or her Guaranteed Amount. See the SAI or call 1-800-367-7732 for additional details regarding the Guarantee.

In summary, a shareholder who maintains his or her Fund investment through the Guarantee Maturity Date, makes no redemptions, and reinvests all dividends and distributions will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than the amount initially allocated to the Fund, less the amount of the Class A front-end sales load paid, if any, plus any accrued interest earned during the Offering Phase.

EXAMPLE. Assume you invested $20,000 in Class A shares when the NAV was $10.00 per share. After deducting your sales load of 4.75%, $19,050 would have been invested in Class A shares and you would have had 1,905 shares in your account.


Assume further that at the end of the day preceding the inception of the Guarantee Period (November 30, 2000), the NAV for Class A shares has increased to $10.02 per share due to appreciation of the Fund during the Offering Phase. Your Guaranteed Amount is based on the NAV determined after the close of regular trading on the New York Stock Exchange on November 30, 2000. To calculate your full guarantee, multiply the shares you owned on November 30, 2000 by the NAV per share for your class of shares on November 30, 2000. Using our example:


Shares you owned on November 30, 2000              1,905.000
NAV per share of Class A shares on
  November 30, 2000                                x  $10.02
                                                  ----------
YOUR GUARANTEED AMOUNT                            $19,088.10
                                                  ==========

YOUR GUARANTEED AMOUNT WILL NOT CHANGE DURING THE GUARANTEE PERIOD AS LONG AS YOU REINVEST ALL YOUR DIVIDENDS AND DISTRIBUTIONS AND MAKE NO WITHDRAWALS PRIOR TO THE GUARANTEE MATURITY DATE.

REDEMPTIONS OF SHARES DURING THE GUARANTEE PERIOD WILL DECREASE THE GUARANTEED AMOUNT TO WHICH A SHAREHOLDER IS ENTITLED. If a shareholder redeems shares in the Fund, he or she will then hold fewer shares at the then current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. Redemptions made from the Fund prior to the Guarantee Maturity Date will be made at NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a CDSC.

THE GUARANTEE PER SHARE WILL DECLINE AS DIVIDENDS AND DISTRIBUTIONS ARE MADE TO SHAREHOLDERS. If a shareholder automatically reinvests dividends and distributions in the Fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that such shareholder was entitled to before the dividend or distribution was made.

EXAMPLE. Assume you reinvest your dividends and distributions. The number of shares you own in the Fund will increase at each declaration date. Although the number of shares in your account increases, and the Guarantee per Share decreases, your Guaranteed Amount does not change.

Using our example, assume it is now December 11th and the Fund declares a dividend of $0.15 per share. Also, assume that the Class A NAV is $11.25 per share at the end of the day on December 11th.

To recalculate your Guarantee per Share:

1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,905 shares by $0.15 per share to arrive at $285.75.

2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $285.75 divided by $11.25 or 25.400 shares.

3. Adjust your account for your additional shares. Add 1,905 and 25.400 to arrive at your new share balance of 1,930.400.

4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,088.10 by 1,930.400 shares to arrive at the new Guarantee per Share of $9.8882.

5. YOUR GUARANTEED AMOUNT STILL EQUALS $19,088.10.


This calculation is repeated every time the Fund declares a dividend or pays a distribution. Although shareholders can perform this calculation themselves, the Fund will recalculate the Guarantee per Share for each class of shares whenever the Fund declares a dividend. Shareholders will be informed of the new Guarantee per Share, but they can obtain this information at any time by calling 1-800-367-7732.


The Fund's Guarantee is backed by a financial guarantee from MBIA. The Fund will pay to MBIA a fee equal to 0.33% of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy.

The terms of the Financial Guarantee Agreement prescribe the manner in which the Fund must be managed during the Guarantee Period. Accordingly, the Financial Guarantee Agreement could limit Aeltus' ability to alter the management of the Fund during the Guarantee Period in response to changing market conditions.

See "Tax Information -- Taxes in Relation to the Financial Guarantee" for additional details regarding the financial guarantee.

MANAGEMENT OF THE FUND

Aeltus, 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with its investment objectives and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

ADVISORY FEES For its services, Aeltus is entitled to receive an advisory fee as set forth below. The advisory fee is expressed as an annual rate based on the average daily net assets of the Fund.

Offering Phase                  0.25%
Guarantee Period                0.65%
Index Plus Large Cap Period     0.45%

PORTFOLIO MANAGEMENT DURING THE GUARANTEE PERIOD


ASSET ALLOCATION Mary Ann Fernandez, Vice President, Aeltus, is responsible for overseeing the overall Fund strategy and the allocation of Fund assets between the Equity and Fixed Components. Ms. Fernandez joined Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Specialist, assisting in the management and marketing of certain equity strategies managed by Aeltus.

EQUITY COMPONENT The Equity Component is managed by Geoffrey A. Brod, Hugh T.M. Whelan and Douglas Cote.

Mr. Brod, Portfolio Manager, Aeltus, has over 30 years of experience in quantitative applications and has over 13 years of experience in equity investments with Aeltus.

Mr. Whelan, Portfolio Manager, Aeltus, has been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

FIXED COMPONENT The Fixed Component is managed by a team of Aeltus fixed-income specialists.

PORTFOLIO MANAGEMENT DURING THE INDEX PLUS
LARGE CAP PERIOD

It is expected that Messrs. Brod, Whelan and Cote will manage the Fund during the Index Plus Large Cap Period.

INVESTING IN THE FUND
OPENING AN ACCOUNT AND SELECTING A SHARE CLASS


HOW TO OPEN AN ACCOUNT The Fund is currently closed to new investors. If you opened an account through your investment professional, he or she will guide you through the process of investing in the Fund. If you invested through a retirement plan, please refer to your plan materials.


SHARE CLASSES

CLASS A SHARES

o Front-end sales charge applies (at the time of purchase), which will vary depending on the size of your purchase. No front-end sales charge applies on purchases when the aggregate investment in the Company is at least $1 million.
o No CDSC applies, except in certain instances when the aggregate investment in the Company was at least $1 million.
o Service (12b-1) fee of 0.25% applies.

SALES CHARGES: CLASS A SHARES The table below shows the front-end sales charges you will pay if you purchase Class A shares of the Company in any amount up to $1 million.


                                     THIS % IS DEDUCTED      WHICH EQUALS THIS %
                                      FOR SALES CHARGES       OF YOUR INVESTMENT
WHEN YOU INVEST THIS AMOUNT

Under $50,000                              4.75%                    4.99%

$50,000 or more but under $100,000         4.50%                    4.71%

$100,000 or more but under $250,000        3.50%                    3.63%

$250,000 or more but under $500,000        2.50%                    2.56%

$500,000 or more but under $1,000,000      2.00%                    2.04%

CLASS A SHARES SALES CHARGE WAIVERS The Fund waives the Class A front-end sales charge for purchases made by certain types of shareholders. See the SAI or call 1-800-238-6263 for additional details.


CDSC ON CLASS A SHARES A CDSC is not imposed on Class A shares purchased with an aggregate investment in the Company of less than $1 million. A CDSC may be imposed on Class A shares purchased with an aggregate investment in the Company of at least $1 million. The CDSC on Class A shares will apply only to shares for which a finder's fee is paid to investment professionals pursuant to a distribution agreement with the Company's principal underwriter. The CDSC imposed (based on the lesser of the current market value or the original cost of the shares being redeemed) is as follows:

WHEN YOU INVEST THIS AMOUNT              THIS % IS DEDUCTED FROM YOUR PROCEEDS

$1 million or more but under $3 million             Year 1 - 1.00%
                                                    Year 2 - 0.50%

$3 million or more but under $20 million            Year 1 - 0.50%
                                                    Year 2 - 0.50%

$20 million or greater                              Year 1 - 0.25%
                                                    Year 2 - 0.25%
CLASS B SHARES

o No front-end sales charge applies.
o CDSC applies (if you sell your shares prior to the Guarantee Maturity Date).
o Distribution (12b-1) fee of 0.75% applies.
o Service fee of 0.25% applies.
o Automatic conversion to Class A at the end of the Guarantee Period.

SALES CHARGES: CLASS B SHARES The Fund imposes a CDSC on redemptions made prior to the Guarantee Maturity Date. The table below shows the applicable CDSC based on the time invested.

REDEMPTION DURING                          CDSC
Offering Phase or 1st year of
  Guarantee Period                          5%
2nd year of Guarantee Period                4%
3rd year of Guarantee Period                3%
4th year of Guarantee Period                3%
5th year of Guarantee Period                2%

OTHER POLICIES RELATING TO CHARGES AND FEES

APPLICATION OF A CDSC To determine whether a CDSC is payable on any redemption, the Fund will FIRST redeem shares not subject to any charge, and THEN shares held longest during the CDSC period. The CDSC is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed.

Unless otherwise specified, when you request to sell a stated dollar amount, the Fund will redeem additional shares to cover any CDSC. For requests to sell a stated number of shares, the Fund will deduct the amount of the CDSC, if any, from the sale proceeds.

WHEN THE CDSC DOES NOT APPLY The CDSC does not apply in certain situations, including certain retirement distributions and certain redemptions made because of disability or death. See the SAI or call 1-800-238-6263 for additional details.

DISTRIBUTION (12B-1) FEES With respect to its Class B shares, the Company has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay fees for the sale and distribution of its Class B shares. The 12b-1 fees are paid out of the Fund's assets on an ongoing basis, and as a result, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Some or all of the distribution (12b-1) fees may be used to compensate your investment professional.

SERVICE (12B-1) FEES The Company, with respect to both its Class A and Class B shares, has adopted a Shareholder Services Plan that allows the payment of servicing fees. The service fees are used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

HOW TO BUY SHARES


INSTRUCTIONS FOR BUYING FUND SHARES

The Fund is currently closed to new investors. Please contact your investment professional or consult your plan materials regarding the purchase of Fund shares.


HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request through your investment professional, plan sponsor or as described below. Your investment professional may charge you a fee for selling your shares.


Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institutions which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide a signature guarantee.


Once your redemption request is received in good order, the Company normally will send the proceeds of the redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, it may defer distribution for up to 7 days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

FUND SHARES MAY BE REDEEMED BY SHAREHOLDERS PRIOR TO THE GUARANTEE MATURITY DATE. HOWEVER, REDEMPTIONS MADE FOR ANY REASON PRIOR TO THE GUARANTEE MATURITY DATE WILL BE MADE AT NAV AND ARE NOT ELIGIBLE FOR THE GUARANTEE. MOREOVER, REDEMPTIONS MAY BE SUBJECT TO A CDSC.

REDEMPTIONS BY MAIL     You may redeem shares you own by sending written
                        instructions to:
                        Aetna Series Fund, Inc.
                        c/o PFPC Inc.
                        P.O. Box 9681
                        Providence, RI 02940

                        Your instructions should identify:
                        o The number of shares or dollar amount to be redeemed.
                        o Your name and account number.

                        Your instructions must be signed by all person(s) required to sign for the account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).

--------------------------------------------------------------------------------

REDEMPTIONS BY WIRE     A minimum redemption of $1,000 is required for wire
                        transfers. Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee. A $12 fee will be charged for this service.

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REDEMPTIONS BY          Call 1-800-367-7732. Please be prepared to provide your
TELEPHONE               account number, account name and the amount of the
                        redemption, which generally must be no less than $500 and no more than $100,000.

TIMING OF PURCHASE AND REDEMPTION REQUESTS

Orders that are received by the Fund's transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the NAV per share calculated that business day (adjusted for the front-end sales charge or CDSC, if applicable). Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV per share calculated on the following business day (adjusted for the front-end sales charge or CDSC, if applicable).

Certain institutions and financial intermediaries (Institutions) may be designated by the Fund to accept purchase and redemption orders. If you purchase or redeem shares through these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, each of your shares will be purchased or redeemed at the NAV per share determined that business day, subject to the applicable front-end sales charge or CDSC.

Institutions may be authorized to designate other inter-mediaries to accept purchase and redemption orders on the Fund's behalf. In those instances, the Fund will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Fund.

Shareholders purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS The Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time on those days.

NET ASSET VALUE The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in 60 days or less at the date of valuation are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board.

EXCHANGE PRIVILEGES There is no fee to exchange shares from the Fund to another Series of the Company. When you exchange shares, your new shares will be in the equivalent class of your current shares. When you exchange Class B shares of the Fund prior to the Guarantee Maturity Date for Class B shares in another Series of the Company, you will be subject to the CDSC schedule of that Series, but the CDSC will be calculated from the date of your original purchase.

There are no limits on the number of exchanges you can make. However, the Company may suspend or terminate your exchange privilege if you make more than five exchanges out of the Fund in any calendar year, and the Company may refuse to accept any exchange request. The Company reserves the right to reject any specific purchase or exchange request.


TELEPHONE REDEMPTION PRIVILEGES You automatically receive a telephone redemption privilege when you establish your account. If you do not want this privilege, you may call 1-800-367-7732 to have it removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.


Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $100,000. Telephone redemption requests will not be accepted if you:

o Have submitted a change of address within the preceding 15 calendar days.
o Are selling shares in a retirement plan account held in trust.

The Fund reserves the right to amend telephone redemption privileges at any time upon notice to shareholders and may refuse a telephone redemption if it believes it is advisable to do so.

ADDITIONAL SERVICES The Fund offers additional shareholder services. The Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-800-367-7732 for additional information on any of these services.

o LETTER OF INTENT If, in addition to purchasing Class A shares of the Fund, you agree to purchase a specific amount of Class A shares of one or more Series of the Company (other than Aetna Money Market Fund) over a period of up to 13 months, the front-end sales charge will be calculated at the rate that would have been charged had you purchased the entire amount all at once. You may qualify for a reduced front-end sales charge by notifying us of your intent by completing and returning to us the relevant portion of your application. After the Letter of Intent is filed, each additional investment in a Series will be entitled to the front-end sales charge applicable to the level of investment indicated in the Letter of Intent.

o RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNTS To determine if you may pay a reduced front-end sales charge on Class A purchases, you may add the amount of your current purchase to the cost or current value, whichever is higher, of other Class A shares of other Series (other than Aetna Money Market
  Fund) owned by you, your family and your company (if you are the sole owner).

o TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired shareholders. The dedicated number for this service is 1-800-688-4889.

o TAX-DEFERRED RETIREMENT PLANS The Fund may be used for investment by a variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and 401(k) and 403(b)(7) programs sponsored by employers. Purchases made in connection with IRAs and 403(b)(7) accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for IRAs and 403(b)(7) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid annually. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of a payment, the share price (or NAV per share) and the Guarantee per Share of the Fund will be reduced by the amount of the payment.


DISTRIBUTION OPTIONS In your application, you selected one of the following options for dividends and capital gains distributions:



o FULL REINVESTMENT Both dividends and capital gains distributions from the Fund will be reinvested in additional shares of the same class of shares of the Fund, based on the NAV at the close of business on the date the distribution is declared. This option will be selected automatically unless the other option is specified.

o ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Series, provided you have a minimum of $1,000 in that Series at the time of the exchange.

AN ELECTION TO TAKE DISTRIBUTIONS IN CASH WILL REDUCE THE GUARANTEE AS DESCRIBED ABOVE.

TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income. This is true whether you reinvest your distributions or take them in cash.
o Distributions of other capital gains you receive generally are taxable as long-term capital gains.
o Ordinary income and long-term capital gains are taxed at different rates.
o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them in cash.
o The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

TAXES IN RELATION TO THE FINANCIAL GUARANTEE Should it be necessary for MBIA to make a payment to the Fund, this payment will likely be considered a capital gain to the Fund. Any such capital gain would be offset by the Fund's capital losses, if any, which may be long-term or short-term. The Fund does not intend, and does not expect it will be necessary, to make a distribution to shareholders upon receiving a payment from MBIA under the financial guarantee insurance policy described herein. The Fund's receipt of a payment from MBIA is not expected to have tax ramifications to shareholders.

FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Fund's performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statement, are included in the Fund's annual report, which is available upon request.

   (for one outstanding share throughout each period)

                                                                   CLASS A                 CLASS B
                                                                   -------                 -------
                                                                 Period From             Period From
                                                               October 2, 2000         October 2, 2000
                                                              (Commencement of        (Commencement of
                                                               Operations) to          Operations) to
                                                              October 31, 2000        October 31, 2000
                                                              ----------------        ----------------
Net asset value, beginning of period.......................        $10.00                 $ 10.00
                                                                   ------                 -------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income...................................          0.03++                  0.02++
                                                                   ------                 -------
   Total from investment operations .......................          0.03                    0.02
                                                                   ------                 -------
Net asset value, end of period ............................        $10.03                 $ 10.02
                                                                   ======                 =======
Total return* .............................................          -                       -
Net assets, end of period (000's)..........................        $2,585                 $17,572
Ratio of net investment expenses to average net assets.....          0.59%(1)                1.31%(1)
Ratio of net investment income to average net assets.......          4.05%(1)                3.33%(1)
Ratio of expenses before reimbursement and waiver
  to average net assets....................................          6.35%(1)                7.06%(1)

*IPPF is in its Accumulation Period. Total return will start to be calculated on December 1, 2000, the first day of the Guarantee Period.
(1) Annualized.
++ Per share data calculated using the SEC method.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The Fund's most recent annual report also contains information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance.


You may request free of charge the current SAI, or other information about the Fund, by calling 1-800-238-6263 or writing to:


Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the Edgar Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information on the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.

                  CLASS A, CLASS B, CLASS C AND CLASS I SHARES
                             AETNA SERIES FUND, INC.

             STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2001



This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the Class A, Class B and Class C Prospectus and the Class I Prospectus each dated March 1, 2001 for Aetna Series Fund, Inc. (Company), for the following funds (Funds). Capitalized terms not defined herein are used as defined in the Prospectuses.


CAPITAL APPRECIATION FUNDS
Aetna Growth Fund (Growth)
Aetna International Fund (International)
Aetna Small Company Fund (Small Company)
Aetna Value Opportunity Fund (Value Opportunity)
Aetna Technology Fund (Technology)

GROWTH & INCOME FUNDS
Aetna Balanced Fund (Balanced)
Aetna Growth and Income Fund (Growth and Income)

INCOME FUNDS
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna Money Market Fund (Money Market)

INDEX PLUS FUNDS
Aetna Index Plus Large Cap Fund (Index Plus Large Cap)
Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
Aetna Index Plus Small Cap Fund (Index Plus Small Cap)

GENERATION FUNDS
Aetna Ascent Fund (Ascent)
Aetna Crossroads Fund (Crossroads)
Aetna Legacy Fund (Legacy)


The Funds' Financial Statements and the independent auditors' reports thereon, included in the Company's Annual Reports, are incorporated herein by reference in this Statement. A free copy of the Company's Annual Reports and each Prospectus is available upon request by writing to: Aetna Series Fund, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, or by calling:
1-800-238-6263.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES................................4
INVESTMENT TECHNIQUES AND RISK FACTORS.........................................6
DIRECTORS AND OFFICERS........................................................20
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................22
THE INVESTMENT ADVISORY AGREEMENTS............................................23
THE SUBADVISORY AGREEMENT.....................................................26
THE ADMINISTRATIVE SERVICES AGREEMENT.........................................27
CUSTODIAN.....................................................................28
TRANSFER AGENT................................................................28
INDEPENDENT AUDITORS..........................................................29
PRINCIPAL UNDERWRITER.........................................................29
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS...........................29
PURCHASE AND REDEMPTION OF SHARES.............................................33
BROKERAGE ALLOCATION AND TRADING POLICIES.....................................36
SHAREHOLDER ACCOUNTS AND SERVICES.............................................38
NET ASSET VALUE...............................................................39
TAX STATUS....................................................................40
PERFORMANCE INFORMATION.......................................................41
FINANCIAL STATEMENTS..........................................................47

                               GENERAL INFORMATION

Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.


Series and Classes The Company currently offers multiple series, not all of which are offered through this Statement and the corresponding Prospectuses.
The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this statement. Each class of shares has the same rights, privileges and preferences, except with respect to:
(a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.


Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Company's charter may be amended if the amendment is declared advisable by the Directors and approved by the shareholders of the Company by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Ascent, Crossroads and Legacy (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;

(2) except for International and the Generation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the investment adviser, or Elijah Asset Management, LLC (EAM), subadviser to Technology, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund (except Money Market) may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Each Fund (except Money Market) may use the derivative instruments described below and in the Prospectuses. Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Ascent and 60% in the case of Crossroads) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus (or EAM, in the case of Technology).

Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when Aeltus (or EAM, in the case of Technology) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or EAM, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, Aetna Government Fund, Bond Fund, Growth and Income, Balanced, and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.


The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.


The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' (or EAM's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Debt Securities

Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by EAM to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Bonds


All Funds (except International, Technology, Aetna Government Fund and Money Market) may invest in high-yield bonds, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c)  any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a

Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities

Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.

Bank Obligations

Each Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Equity Securities

Each Fund (except Aetna Government Fund and Money Market) may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

Convertibles

All (Funds except Aetna Government Fund) may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds (except Aetna Government Fund) may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.


Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies


All Funds (except Bond Fund, Aetna Government Fund and Money Market) may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.


Short Sales

Technology may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

Portfolio Turnover


The portfolio turnover rates for Small Company and Balanced were higher in 2000 than in 1999 primarily due to increased volatility in the equity markets. The portfolio turnover rate for Bond was higher in 2000 than in 1999 primarily due to a change in the Fund's investment process. The portfolio turnover rate for Aetna Government Fund was higher in 2000 than in 1999 due in part to the fluctuation in U.S. Treasury rates, which led to increased trading. The portfolio turnover rate for Index Plus Mid Cap was higher in 2000 than in 1999 because of increased market volatility within the S&P 400 Index. The portfolio turnover rates for Ascent, Crossroads and Legacy were higher in 2000 than in 1999 because of increased volatility within each of the markets in which they allocate assets, particularly the equity markets.

                             DIRECTORS AND OFFICERS

The investments and administration of the Company are under the supervision of the Board. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.


--------------------------------- ------------------------------ ---------------------------------------------------
                                                                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
             NAME,                      POSITION(S) HELD             POSITIONS HELD WITH AFFILIATED PERSONS OR
        ADDRESS AND AGE                 WITH THE COMPANY               PRINCIPAL UNDERWRITERS OF THE COMPANY)
--------------------------------- ------------------------------ ---------------------------------------------------


J. Scott Fox*                     Director and President         Director, Managing Director, Chief Operating
10 State House Square             (Principal Executive Officer)  Officer, Chief Financial Officer, Aeltus
Hartford, Connecticut                                            Investment Management, Inc., April 1994 to
Age 46                                                           present; Director, Managing Director, Chief
                                                                 Operating Officer, Chief Financial Officer, Aeltus
                                                                 Capital, Inc., February 1995 to present; Senior Vice
                                                                 President - Operations, Aetna Life Insurance and
                                                                 Annuity Company, March 1997 to December 1997.

--------------------------------- ------------------------------ ---------------------------------------------------

Wayne F. Baltzer                  Vice President                 Vice President, Aeltus Investment Management,
10 State House Square                                            Inc., November 2000 to present; Vice President,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 57                                                           President, Aetna Investment Services, Inc., July
                                                                 1993 to May 1998.
--------------------------------- ------------------------------ ---------------------------------------------------

Daniel E. Burton                  Secretary                      Assistant General Counsel, July 2000 to present
10 State House Square                                            and Assistant Secretary, September 1998 to
Hartford, Connecticut                                            present, Aeltus Investment Management, Inc.;
Age 33                                                           Assistant General Counsel, July 2000 to present,
                                                                 and Assistant Secretary, October 1998 to present,
                                                                 Aeltus Capital, Inc.; Counsel, Aetna Financial
                                                                 Services, September 1997 to present; Attorney,
                                                                 Securities and Exchange Commission, August 1996 to
                                                                 August 1997; Associate, Kirkpatrick & Lockhart LLP,
                                                                 September 1992 to August 1996.
--------------------------------- ------------------------------ ---------------------------------------------------


Albert E. DePrince, Jr.           Director                       Director, Business and Economic Research Center,
3029 St. Johns Drive                                             1999 to present, and Professor of Economics and
Murfreesboro, Tennessee                                          Finance, Middle Tennessee State University, 1991
Age 59                                                           to present.

--------------------------------- ------------------------------ ---------------------------------------------------

Stephanie A. DeSisto              Vice President,                Vice President, Mutual Fund Accounting, Aeltus
10 State House Square             Treasurer and Chief            Investment Management, Inc., November 1995 to
Hartford, Connecticut             Financial Officer (Principal   present.
Age 47                            Financial and Accounting
                                  Officer)
--------------------------------- ------------------------------ ---------------------------------------------------

--------------------------------- ------------------------------ ---------------------------------------------------

Maria T. Fighetti                 Director                       Associate Commissioner for Contract Management,
325 Piermont Road                                                1996 to present, and Manager/Attorney, 1973 to
Closter, New Jersey                                              1996, Health Services, New York City Department
Age 57                                                           of Mental Health, Mental Retardation and Alcohol
                                                                 Services.
--------------------------------- ------------------------------ ---------------------------------------------------

David L. Grove                    Director                       Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 82
--------------------------------- ------------------------------ ---------------------------------------------------

Sidney Koch                       Director                       Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 65
--------------------------------- ------------------------------ ---------------------------------------------------


Frank Litwin                      Vice President                 Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 51                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.

--------------------------------- ------------------------------ ---------------------------------------------------

Corine T. Norgaard                Director                       Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present; Professor, Accounting and Dean of the
Age 63                                                           School of Management, SUNY Binghamton
                                                                 (Binghamton, NY), August 1993 to August 1996.
--------------------------------- ------------------------------ ---------------------------------------------------

Richard G. Scheide                Director                       Principal, LoBue Associates Inc., October 1999 to
11 Lily Street                                                   present; Trust and Private Banking Consultant,
Nantucket, Massachusetts                                         David Ross Palmer Consultants, July 1991 to
Age 71                                                           present.

--------------------------------- ------------------------------ ---------------------------------------------------

During the year ended October 31, 2000, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 2000, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.


---------------------------------------- ------------------------------------- -------------------------------------
                                                                                 TOTAL COMPENSATION FROM THE
            NAME OF PERSON                  AGGREGATE COMPENSATION FROM           COMPANY AND FUND COMPLEX
               POSITION                            THE COMPANY                       PAID TO DIRECTORS
---------------------------------------- ------------------------------------- -------------------------------------


Corine Norgaard                                        $14,176                               $83,500
Director
---------------------------------------- ------------------------------------- -------------------------------------

Sidney Koch                                             14,176                                83,500
Director
---------------------------------------- ------------------------------------- -------------------------------------

Maria T. Fighetti*                                      14,601                                86,000
Director
---------------------------------------- ------------------------------------- -------------------------------------

Richard G. Scheide                                      15,025                                88,500
Director, Chairperson
Audit Committee
---------------------------------------- ------------------------------------- -------------------------------------

David L. Grove*                                         15,264                                89,903
Director
---------------------------------------- ------------------------------------- -------------------------------------

Albert E. DePrince, Jr.**                               15,318                                90,222
Director, Chairperson
Contract Committee
---------------------------------------- ------------------------------------- -------------------------------------

* During the year ended October 31, 2000, Ms. Fighetti and Dr. Grove deferred $24,000 and $89,903, respectively, of their compensation from the Fund Complex.

** Dr. DePrince replaced Dr. Grove as Chairperson of the Contract Committee as of April 2000.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of January 31, 2001, Aetna Life Insurance and Annuity Company (Aetna), a Connecticut corporation, and its affiliates had the following interest in the Funds, through direct ownership or through one of Aetna's separate accounts:


                                                                      % Aetna and its affiliates
                                                --------------------------------------------------------------------
                                                       Class I         Class A         Class B         Class C
                                                       -------         -------         -------         -------
Aetna Bond Fund                                         48.22%
Aetna Government Fund                                   70.22%          0.34%
Aetna Index Plus Large Cap Fund                         40.14%          0.01%
Aetna Index Plus Mid Cap Fund                                           0.87%
Aetna Index Plus Small Cap Fund                         96.02%          2.75%
Aetna International Fund                                 6.78%          0.08%
Aetna Money Market Fund                                 48.94%          0.05%
Aetna Small Company Fund                                27.03%          0.05%
Aetna Value Opportunity Fund                                            1.39%                           23.88%
Aetna Technology Fund                                                   0.02%
Aetna Ascent Fund                                       79.41%
Aetna Crossroads Fund                                   76.25%          0.01%           75.46%
Aetna Legacy Fund                                       67.69%          0.01%           58.91%
Aetna Growth Fund                                       15.03%
Aetna Growth and Income Fund                            15.11%
Aetna Balanced Fund                                     27.35%


Shares of the Funds held beneficially by Aetna and its affiliates are voted in the same proportion as shares held by non-Aetna shareholders of that Fund.


As of January 31, 2001, officers and Directors owned less than 1% of the outstanding shares of any of the Funds.

Aeltus is an indirect wholly owned subsidiary of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.


                       THE INVESTMENT ADVISORY AGREEMENTS


The Company, on behalf of each Fund, has entered into investment advisory agreements (Advisory Agreements) appointing Aeltus as the Investment Adviser of each Fund. Under the Advisory Agreements and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser.


The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as Directors and officers of the Company and that each Fund is responsible for payment of all other of its costs.

Advisory Fees for each Fund are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of the Fund. Listed below are the Advisory Fees that Aeltus is entitled to receive from each Fund at an annual rate based on average daily net assets of each Fund:


                                       ADVISORY FEE                ASSETS
CAPITAL APPRECIATION FUNDS
Growth                                    0.700%           On first $250 million
                                          0.650%           On next $250 million
                                          0.625%           On next $250 million
                                          0.600%           On next $1.25 billion
                                          0.550%           Over $2 billion

International                             0.850%           On first $250 million
                                          0.800%           On next $250 million
                                          0.775%           On next $250 million
                                          0.750%           On next $1.25 billion
                                          0.700%           Over $2 billion

Small Company                             0.850%           On first $250 million
                                          0.800%           On next $250 million
                                          0.775%           On next $250 million
                                          0.750%           On next $1.25 billion
                                          0.725%           Over $2 billion

Value Opportunity                         0.700%           On first $250 million
                                          0.650%           On next $250 million
                                          0.625%           On next $250 million
                                          0.600%           On next $1.25 billion
                                          0.550%           Over $2 billion

Technology                                1.050%           On first $500 million
                                          1.025%           On next $500 million
                                          1.000%           Over $1 billion

GROWTH & INCOME FUNDS
Balanced                                  0.800%           On first $500 million
                                          0.750%           On next $500 million
                                          0.700%           On next $1 billion
                                          0.650%           Over $2 billion

Growth and Income                         0.700%           On first $250 million
                                          0.650%           On next $250 million
                                          0.625%           On next $250 million
                                          0.600%           On next $1.25 billion
                                          0.550%           Over $2 billion

INCOME FUNDS
Bond Fund                                 0.500%           On first $250 million
                                          0.475%           On next $250 million
                                          0.450%           On next $250 million
                                          0.425%           On next $1.25 billion
                                          0.400%           Over $2 billion

Aetna Government Fund                     0.500%           On first $250 million
                                          0.475%           On next $250 million
                                          0.450%           On next $250 million
                                          0.425%           On next $1.25 billion
                                          0.400%           Over $2 billion

Money Market                              0.400%           On first $500 million
                                          0.350%           On next $500 million
                                          0.340%           On next $1 billion
                                          0.330%           On next $1 billion
                                          0.300%           Over $3 billion

INDEX PLUS FUNDS
Index Plus Large Cap                      0.450%           On first $500 million
                                          0.425%           On next $250 million
                                          0.400%           On next $1.25 billion
                                          0.375%           Over $2 billion

Index Plus Mid Cap                        0.450%           On first $500 million
                                          0.425%           On next $250 million
                                          0.400%           On next $1.25 billion
                                          0.375%           Over $2 billion

Index Plus Small Cap                      0.450%           On first $500 million
                                          0.425%           On next $250 million
                                          0.400%           On next $1.25 billion
                                          0.375%           Over $2 billion

GENERATION FUNDS
Ascent Fund                               0.800%           On first $500 million
                                          0.775%           On next $500 million
                                          0.750%           On next $500 million
                                          0.725%           On next $500 million
                                          0.700%           Over $2 billion

Crossroads Fund                           0.800%           On first $500 million
                                          0.775%           On next $500 million
                                          0.750%           On next $500 million
                                          0.725%           On next $500 million
                                          0.700%           Over $2 billion

Legacy Fund                               0.800%           On first $500 million
                                          0.775%           On next $500 million
                                          0.750%           On next $500 million
                                          0.725%           On next $500 million
                                          0.700%           Over $2 billion

For the years ended October 31, 2000, October 31, 1999 and October 31, 1998, investment advisory fees were paid to Aetna (investment adviser to the Funds prior to February 2, 1998) and Aeltus (for the period after February 2, 1998) as follows:

Year Ended October 31, 2000
---------------------------

                           Total Investment                        Net Advisory
Company Name                Advisory Fees           Waiver           Fees Paid
------------                -------------           ------           ---------


Growth                        $2,434,112           $     0          $2,434,112
International                  1,136,501             2,121           1,134,380
Small Company                  1,686,622                 0           1,686,622
Value Opportunity                 62,493            46,753              15,740
Technology                        88,092            82,590               5,502
Balanced                       1,054,126                 0           1,054,126
Growth and Income              4,091,885                 0           4,091,885
Bond Fund                        241,025            42,932             198,093
Aetna Government Fund            101,137            54,409              46,728
Money Market                   1,808,423           236,100           1,572,323
Index Plus Large Cap           1,741,347                 0           1,741,347
Index Plus Mid Cap                54,436            54,436                   0
Index Plus Small Cap              40,415            40,415                   0
Ascent                           552,281            67,167             485,114
Crossroads                       637,997           100,231             537,766
Legacy                           332,834           117,839             214,995


Year Ended October 31, 1999
---------------------------

                                Total Investment                    Net Advisory
Company Name                      Advisory Fees         Waiver        Fees Paid
------------                      -------------         ------        ---------


Growth                            $1,484,231           $       0     $1,484,231
International                        507,245             107,259        399,986
Small Company                        488,647              12,768        475,879
Value Opportunity                     43,946              43,946              0

Balanced                           1,031,227                   0      1,031,227
Growth and Income                  4,374,490                   0      4,374,490
Bond Fund                            226,218              80,473        145,745
Aetna Government Fund                 69,754              69,754              0
Money Market                       1,844,102             658,067      1,186,035
Index Plus Large Cap                 667,633              73,563        594,070
Index Plus Mid Cap                    42,217              42,217              0
Index Plus Small Cap                  35,558              35,558              0
Ascent                               409,705              29,401        380,304
Crossroads                           387,278              37,728        349,550
Legacy                               242,377              77,162        165,215

Year Ended October 31, 1998
---------------------------

                                Total Investment                    Net Advisory
Company Name                      Advisory Fees         Waiver        Fees Paid
------------                      -------------         ------        ---------

Growth                              $809,670            $      0       $809,670
International                        493,627             110,044        383,583
Small Company                        298,442              40,629        257,813
Value Opportunity*                    28,337              28,337              0
Balanced                             955,035                   0        955,035
Growth and Income                  4,429,415                   0      4,429,415
Bond Fund                            196,033              87,410        108,623
Aetna Government Fund                 62,424              62,424              0
Money Market                       1,701,171           1,041,156        660,015
Index Plus Large Cap                 102,550             102,550              0
Index Plus Mid Cap**                  25,868              25,868              0
Index Plus Small Cap**                24,996              24,996              0
Ascent                               295,978              69,924        226,054
Crossroads                           295,895              61,513        234,382
Legacy                               174,700              94,604         80,096




 *Value Opportunity commenced operations on February 2, 1998. Investment
  Advisory Fees shown are for the period from February 2, 1998 to October 31, 1998.
**Index Plus Mid Cap and Index Plus Small Cap commenced operations on February
  3, 1998. Investment Advisory Fees shown are for the period from February 3, 1998 to October 31, 1998.

Bradley, Foster & Sargent, Inc. ("Bradley") served as subadviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the years ended October 31, 1999 and October 31, 1998, Aeltus paid Bradley subadvisory fees of $9,190 and $629, respectively. The subadvisory agreement was terminated as of December 31, 1999.

                            THE SUBADVISORY AGREEMENT

Aeltus and the Company, on behalf of Technology, have entered into an agreement (Subadvisory Agreement) with EAM effective March 1, 2000 appointing EAM as subadviser of Technology. Aeltus owns 25% of the outstanding voting securities of EAM.

The Subadvisory Agreement gives EAM broad latitude to select securities for Technology consistent with the investment objective and policies of the Fund, subject to Aeltus' oversight. The Agreement contemplates that EAM will be responsible for all aspects of managing Technology, including trade execution. However, the Agreement contemplates that Aeltus will be primarily responsible for cash management.

For the services under the Subadvisory Agreement, EAM will receive an annual fee payable monthly as described in the Prospectuses. Subadvisory fees are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of Technology.

                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, Aeltus is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

For the years ended October 31, 2000, October 31, 1999 and October 31, 1998, administrative services fees were paid to Aeltus and Aetna (for the period January 1, 1997 to April 30, 1998) as follows:

Year Ended October 31, 2000
---------------------------

                           Total Administrative       Administrator       Net Administrative
Company Name                   Services Fees             Waiver           Services Fees Paid
------------                   -------------             ------           ------------------


Growth                           $ 355,247                 $   0                 $ 355,247
International                      133,706                     0                   133,706
Small Company                      198,427                     0                   198,427
Value Opportunity                    8,928                     0                     8,928
Technology                           8,390                     0                     8,390
Balanced                           131,766                     0                   131,766
Growth and Income                  614,699                     0                   614,699
Bond Fund                           48,205                     0                    48,205
Aetna Government Fund               20,227                     0                    20,227
Money Market                       451,856                     0                   451,856
Index Plus Large Cap               386,966                     0                   386,966
Index Plus Mid Cap                  12,097                 5,902                     6,195
Index Plus Small Cap                 8,981                 8,981                         0
Ascent                              69,035                     0                    69,035
Crossroads                          79,750                     0                    79,750
Legacy                              41,604                     0                    41,604


Year Ended October 31, 1999
---------------------------

                           Total Administrative       Administrator       Net Administrative
Company Name                   Services Fees             Waiver           Services Fees Paid
------------                   -------------             ------           ------------------


Growth                           $ 212,043                  $  0                 $ 212,043
International                       59,676                     0                    59,676
Small Company                       57,488                     0                    57,488
Value Opportunity                    6,278                 6,278                         0
Balanced                           128,903                     0                   128,903
Growth and Income                  660,028                     0                   660,028
Bond Fund                           45,244                     0                    45,244

Aetna Government Fund               13,951                13,951                         0
Money Market                       461,026                     0                   461,026
Index Plus Large Cap               148,363                     0                   148,363
Index Plus Mid Cap                   9,381                 9,381                         0
Index Plus Small Cap                 7,902                 7,902                         0
Ascent                              51,213                     0                    51,213
Crossroads                          48,410                     0                    48,410
Legacy                              30,297                     0                    30,297

Year Ended October 31, 1998
---------------------------

                           Total Administrative       Administrator       Net Administrative
Company Name                   Services Fees             Waiver           Services Fees Paid
------------                   -------------             ------           ------------------


Growth                           $ 149,789                $    0                 $ 149,789
International                       82,614                     0                    82,614
Small Company                       45,674                     0                    45,674
Value Opportunity*                   4,048                 4,048                         0
Balanced                           162,126                     0                   162,126
Growth and Income                  903,105                     0                   903,105
Bond Fund                           52,793                     0                    52,793
Aetna Government Fund               16,722                16,722                         0
Money Market                       586,393                     0                   586,393
Index Plus Large Cap                27,653                 4,832                    22,821
Index Plus Mid Cap**                 5,748                 5,748                         0
Index Plus Small Cap**               5,555                 5,555                         0
Ascent                              47,924                     0                    47,924
Crossroads                          47,989                     0                    47,989
Legacy                              28,950                     0                    28,950



   *Value Opportunity commenced operations on February 2, 1998. Administrative
    Services Fees shown are for the period from February 2, 1998 to October 31, 1998.
  **Index Plus Mid Cap and Index Plus Small Cap commenced operations on February
    3, 1998. Administrative Services Fees shown are for the period from February 3, 1998 to October 31, 1998.


                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of all Funds except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend-paying agent to the Funds.

                              INDEPENDENT AUDITORS


KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Company. KPMG LLP provides audit and tax services, assistance and consultation in connection with Commission filings.


                              PRINCIPAL UNDERWRITER

Shares of each Fund are offered on a continuous basis. Effective May 1, 1998, the Company's Board approved a change in the Company's principal underwriter from Aetna Investment Services, Inc. (AISI), 151 Farmington Avenue, Hartford, Connecticut 06156, to Aeltus Capital, Inc. (ACI), 10 State House Square, Hartford, Connecticut 06103-3602. ACI is a Connecticut corporation, and is a wholly owned subsidiary of Aeltus and an indirect wholly owned subsidiary of ING. ACI has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. With respect to Class A shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). With respect to Class B shares of the Funds, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. With respect to Class C shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.75% (0.50% for the Index Plus Funds) of the value of average daily net assets attributable to those shares under a Distribution Plan. The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class B and Class C shares each are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Class B Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of each Fund. Under the Class C Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of each Fund except Money Market. The Service Fee may be used by ACI to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

Prior to February 2, 1998, with respect to Adviser Class (redesignated Class A) shares, AISI received a Rule 12b-1 fee at the rate of 0.50% and a Shareholder Service fee at the rate of 0.25% (0.10% for Money Market) of the value of average daily net assets.

For the years ended October 31, 2000, 1999 and 1998, Shareholder Services and Distribution fees were paid to AISI (for the period August 1, 1997 through April 30, 1998) and ACI (for the period after May 1, 1998) as follows:

Year Ended October 31, 2000
---------------------------
Company Name                                Total Underwriting Fees
------------                                -----------------------

Growth                                              $308,778
International                                        239,877
Small Company                                        157,592
Value Opportunity                                     16,532
Technology                                            39,961
Balanced                                             110,697
Growth and Income                                    243,774
Bond Fund                                             46,968
Aetna Government Fund                                 26,146
Money Market                                           1,620
Index Plus Large Cap                                 993,925
Index Plus Mid Cap                                    31,681
Index Plus Small Cap                                  15,048
Ascent                                                86,818
Crossroads                                            78,321
Legacy                                                42,859


Year Ended October 31, 1999
---------------------------
Company Name                                Total Underwriting Fees
------------                                -----------------------
Growth                                               $93,265
International                                         53,471
Small Company                                         47,171
Value Opportunity                                      4,741
Balanced                                              46,064
Growth and Income                                    123,267
Bond Fund                                             22,641
Aetna Government Fund                                  8,320
Money Market                                           1,192
Index Plus Large Cap                                 267,873
Index Plus Mid Cap                                     8,318
Index Plus Small Cap                                   7,896
Ascent                                                36,042
Crossroads                                            20,360
Legacy                                                16,944

Year Ended October 31, 1998
---------------------------
Company Name                                    Total Underwriting Fees
------------                                    -----------------------

Growth                                               $34,543
International                                         60,303
Small Company                                         29,313
Value Opportunity*                                       861
Balanced                                              24,151
Growth and Income                                     65,703
Bond Fund                                              4,918
Aetna Government Fund                                  2,207
Money Market                                          26,009***
Index Plus Large Cap                                  12,230
Index Plus Mid Cap**                                     608
Index Plus Small Cap**                                   682
Ascent                                                 5,795
Crossroads                                             5,009
Legacy                                                 4,820

     *Value Opportunity commenced operations on February 2, 1998.
    **Index Plus Mid Cap and Index Plus Small Cap commenced operations on
      February 3, 1998.

   ***Fees in the amount of $26,009, for the year ended October 31, 1998, were waived for Money Market.


The Distribution Plans and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plans must be approved by the Board in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.


For the year ended October 31, 2000, approximately $319,102, $1,044,238, $217,975, $398,781 and $3,943,690 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.


Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

The following table applies to Growth, International, Small Company, Value Opportunity, Technology, Balanced, Growth and Income and the Generation Funds:

When you invest this amount                     Amount of sales charge typically
                                                reallowed to dealers as a
                                                percentage of offering price

Under $50,000                                                5.00%
$50,000 or more but under $100,000                           3.75
$100,000 or more but under $250,000                          2.75
$250,000 or more but under $500,000                          2.00
$500,000 or more but under $1,000,000                        1.75

The following table applies to Bond Fund and Aetna Government Fund:

When you invest this amount                     Amount of sales charge typically
                                                reallowed to dealers as a
                                                percentage of offering price


Under $50,000                                                4.25%
$50,000 or more but under $100,000                           4.00
$100,000 or more but under $250,000                          3.00
$250,000 or more but under $500,000                          2.25
$500,000 or more but under $1,000,000                        1.75

The following table applies to Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap (collectively referred to as the Index Plus Funds):

When you invest this amount                     Amount of sales charge typically
                                                reallowed to dealers as a
                                                percentage of offering price

Under $50,000                                                2.50%
$50,000 or more but under $100,000                           2.00
$100,000 or more but under $250,000                          1.50
$250,000 or more but under $500,000                          1.00
$500,000 or more but under $1,000,000                        0.50

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                          Commission
                                                          ----------
o   on sales of $1 million to $3 million                     1.00%
o   on sales over $3 million to $20 million                  0.50%
o   on sales over $20 million                                0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                          Commission
                                                          ----------
o   on sales of $1 million to $3 million                     0.50%
o   on sales over $3 million to $20 million                  0.25%
o   on sales over $20 million                                0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

For sales of Class C shares (other than Money Market), your securities dealer is paid an up-front commission based on the amount sold. The up-front commission is equal to one percent (1%) of the sales price, except that in the case of the Index Plus Funds, the up-front commission is equal to 0.75%. This up-front commission is an advance of the 0.25% servicing fee plus the 0.75% (0.50% in the case of the Index Plus Funds) distribution fee for the first year. Beginning in the thirteenth month after the sale is made, ACI uses the servicing fee and the distribution fee to compensate securities dealers, on a monthly basis.

ACI or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing ACI with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

In addition, Aeltus may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.


ACI or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

ACI has agreed to reimburse Financial Network Investment Corporation, an affiliate of ACI, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

Aeltus makes payments to AISI of 0.10% of total Money Market Class A assets held in customer accounts that designate AISI as the selling broker-dealer.


ACI may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. ACI may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.


The value of a shareholder's investment will be unaffected by these payments.

                        PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Company are purchased and redeemed at the applicable net asset value (NAV) next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.


Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.


A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

1.   Redemptions from any Aeltus-advised Fund if you:
     o Originally paid a front-end sales charge on the shares and
     o Reinvest the money within 60 days of the redemption date.

2.   Redemptions from other mutual funds if you:
     o Originally paid a front-end sales charge on the shares and
     o Reinvest the money within 30 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:


3. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ACI or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).


4. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by Aetna or any affiliate thereof or (2) in a registered separate account sponsored by Aetna or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

5. Certain trust companies and bank trust departments investing on behalf of their clients.

6. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.


7. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.


8. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.

9.   Registered investment companies.

10.  Insurance companies (including separate accounts).

11. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

12.  Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on:

o redemptions of shares purchased through reinvestment of dividends or capital gains distributions;
o shares purchased more than two years (in the case of Class A shares), six years (in the case of Class B shares) or eighteen months (in the case of Class C shares) prior to the redemption; and
o   redemptions of Money Market Class A and Class C shares unless:

     o those shares were purchased through an exchange from another Fund within two years (in the case of Class A shares) or eighteen months (in the case of Class C shares) prior to the redemption; and
     o   the original purchase of the shares exchanged was subject to a CDSC.

CDSC Waivers

The CDSC will be waived for:

o   Exchanges to other Funds of the same class;
o Redemptions following the death or disability of the shareholder or beneficial owner;

o Redemptions related to distributions from retirement plans or accounts under Internal Revenue Code Section 403(b) after you attain age 70 1/2;
o   Tax-free returns of excess contributions from employee benefit plans;
o Distributions from employee benefit plans, including those due to plan termination or plan transfer; and o Redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:
     o are limited annually to no more than 12% of the original account value;
     o   are made in equal monthly amounts, not to exceed 1% per month; and
     o the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.


Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in certain Funds (other than Money Market shares) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or EAM, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and EAM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus (or EAM, in the case of Technology) may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and EAM's duty to obtain best execution.

Aeltus (or EAM, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and EAM consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus and EAM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or EAM to benefit the Funds.

Consistent with federal law, Aeltus or EAM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and EAM, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or EAM's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. EAM may also buy or sell the same security at or about the same time for a Fund and another advisory client of EAM, including clients in which affiliates of EAM have an interest. Either Aeltus or EAM, as the case may be, normally will aggregate the respective purchases or sales, and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                                    For Year Ended            For Year Ended            For Year Ended
Fund Name                            Oct. 31, 2000             Oct. 31, 1999             Oct.31, 1998
---------                            -------------             -------------             ------------


Growth                                  $805,950                  $462,377                  $347,005
International                          1,133,982                   497,419                   428,858
Small Company                          1,125,703                   342,043                   189,609
Value Opportunity*                        24,041                    16,153                    15,334
Balanced                                 155,698                   106,837                    74,562
Growth and Income                      2,620,251                 1,575,747                 2,363,653
Bond Fund                                  3,575                       275                         0
Aetna Government Fund                        295                     3,615                         0
Money Market                                   0                         0                         0
Index Plus Large Cap                     760,175                   278,464                    44,831
Index Plus Mid Cap**                      16,000                    11,440                    19,919
Index Plus Small Cap**                    12,082                     7,225                    27,474
Ascent                                   276,951                   145,421                   125,071
Crossroads                               261,920                   106,481                   100,787
Legacy                                    87,840                    47,787                    44,163
Technology***                             24,168                         -                         -



  *Value Opportunity commenced operations on February 2, 1998.
 **Index Plus Mid Cap and Index Plus Small Cap commenced operations on
   February 3, 1998.

***Technology commenced operations on March 1, 2000.

For the year ended October 31, 2000, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name                              Commissions Paid on Total Transactions
------------                              --------------------------------------


Growth                                                 $ 88,074
International                                            42,779
Small Company                                            44,589
Value Opportunity                                         7,339
Balanced                                                 39,520
Growth and Income                                       387,062
Index Plus Large Cap                                    337,727
Ascent                                                   48,351
Crossroads                                               45,872
Legacy                                                   13,366


The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

The Company, Aeltus and ACI, and EAM have adopted Codes of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, they are designed to prohibit a person from taking advantage of a Fund's trades or from acting on inside information. Each of the Codes of Ethics has been filed with and is available from the Securities and Exchange Commission.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Checkwriting Service

Checkwriting is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-800-367-7732. All notices with respect to checks must be given to the transfer agent.

Cross Investing

     Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

     Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-367-7732.

Signature Guarantee


A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.


A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Fund. No attempt is made to present a detailed explanation of the tax treatment of each Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of International's total assets at the close of its fiscal year consist of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their U.S. income taxes. If International makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International is not large enough to warrant its making such an election, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by International in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Fund.

                             PERFORMANCE INFORMATION

Performance information for each class of shares including the yield and effective yield of Money Market, the yield or dividend yield of Bond Fund and Aetna Government Fund and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.

Money Market Yield

Current yield for Money Market will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)(365/7)] - 1


The yield and effective yield for Money Market for the seven days ended October 31, 2000 were as follows:

                                           Class A, C and I             Class B
                                           ----------------             -------
               Yield                            6.20%                    5.19%
               Effective Yield                  6.39%                    5.33%




30-Day Yield for Certain Non-Money Market Funds

Quotations of yield at the public offering price (POP) for Bond Fund and Aetna Government Fund will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                                           YIELD = 2[(a - b + 1)(6) - 1]
                                                      -----
                                                       cd
Where:

a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum POP per share on the last day of the period

For purposes of determining net investment income during the period (variable "a" in the formula), interest earned on debt obligations held by the fund is calculated each day during the period according to the formulas below, and then added together for each day in the period:

o Certain mortgage-backed, asset-backed and CMO securities: Generally, interest is computed by taking daily interest income (coupon rate times face value divided by 360 or 365, as the case may be) adjusted by that day's pro-rata share of the most recent paydown gain or loss from the security;

o Other debt obligations: Generally, interest is calculated by computing the yield to maturity of each debt obligation held based on the market value of the obligation (including current interest accrued) at the close of each day, dividing the result by 360 and multiplying the quotient by the market value of the obligation (including current accrued interest).

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

For the 30-day period ended October 31, 2000:

                                                   Yield (at POP)
                                   ---------------------------------------------
Name of Fund                       Class A      Class B     Class C      Class I
------------                       -------      -------     -------      -------


Bond Fund                           5.63%        5.12%       5.15%        6.16%
Aetna Government Fund               5.27%        4.82%       4.78%        5.78%


The Company may also from time to time include quotations of yield for Class A that are not calculated according to the formula set forth above. Specifically, the Company may include yield for Class A at the NAV per share on the last day of the period, and not the maximum POP per share on the last day of the period. In which case, variable "d" in the formula will be:

         d = the NAV per share on the last day of the period.

For the 30-day period ended October 31, 2000:

                                                            Yield (at NAV)
     Name of Fund                                               Class A
     ---------------------                                -------------------


     Bond Fund                                                   5.91%
     Aetna Government Fund                                       5.53%


Dividend Yield

Bond Fund and Aetna Government Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.

To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

               Dividend Yield = (Dividends paid x 12)/Net Asset Value

The Class A dividend yield may also be quoted with the public offering price
(POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.

The dividend yields for the 30-day dividend period ended October 31, 2000 were as follows:


           Fund               Class A        Class A
           ----               -------        -------
                               (NAV)          (POP)         Class B         Class C        Class I
                               -----         -------        -------         -------        -------
Bond Fund                       4.41%         4.20%          3.69%           3.69%          4.65%
Aetna Government Fund           5.96%         5.68%          4.82%           5.26%          6.22%

Average Annual Total Return

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)(n)=ERV

Where:
P = a hypothetical initial payment of $1,000 T = an average annual total return n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

The Company may also from time to time include in such advertising a total return figure for Class A, Class B and/or Class C that is not calculated according to the formula set forth above.

Specifically, the Company may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B or Class C that does not take into account the imposition of the applicable CDSC.

All the following figures are based on actual investment performance.

In February 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to the Class A inception date, Class A performance is calculated by using the performance of Class I (formerly Select Class) shares and deducting the Class A front-end sales load and internal fees and expenses of the Adviser Class. In March 1999, the Funds introduced Class B shares. For periods prior to the Class B inception date, Class B performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class C shares. CDSC applies for all Class C shares (except Money Market) redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Class A or Class C shares of Money Market.

Total Return Quotations as of October 31, 2000:
-----------------------------------------------

CLASS I

      FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*


Money Market                      5.97%                5.42%                     4.95%                  1/3/92
Aetna Government Fund             6.92%                5.73%                     5.76%                  1/4/94
Bond Fund                         4.88%                5.37%                     6.14%                  1/3/92
Balanced                          9.04%               14.30%                    11.99%                  1/3/92
Growth and Income                 3.76%               18.01%                    14.36%                  1/3/92
Growth                           16.65%               23.18%                    22.23%                  1/4/94
Index Plus Large Cap              7.99%                 N/A                     21.61%                 12/10/96
Small Company                    31.79%               19.40%                    19.05%                  1/4/94
International                     9.16%               17.56%                    11.94%                  1/3/92
Ascent Fund                       8.62%               13.15%                    14.17%                  1/4/95

Crossroads Fund                   7.29%               10.92%                    12.01%                  1/4/95
Legacy Fund                       7.93%                9.59%                    10.66%                  1/4/95
Index Plus Mid Cap               35.42%                 N/A                     22.09%                  2/3/98
Index Plus Small Cap             17.35%                 N/A                      5.92%                  2/3/98
Value Opportunity                17.52%                 N/A                     17.60%                  2/2/98
Technology                        N/A                   N/A                    -14.20%                 3/1/2000


CLASS A (assuming payment of the front-end sales load)

      FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*


Aetna Government Fund             1.58%                4.23%                     4.45%                  1/4/94
Bond Fund                        -0.35%                3.86%                     4.95%                  1/3/92
Balanced                          2.55%               12.44%                    10.57%                  1/3/92
Growth and Income                -2.45%               16.07%                    12.96%                  1/3/92
Growth                            9.65%               21.17%                    20.53%                  1/4/94
Index Plus Large Cap              4.51%                 N/A                     20.22%                 12/10/96
Small Company                    23.99%               17.46%                    17.40%                  1/4/94
International                     2.53%               15.58%                    10.50%                  1/3/92
Ascent Fund                       2.11%               11.34%                    12.48%                  1/4/95
Crossroads Fund                   0.86%                9.14%                    10.35%                  1/4/95
Legacy Fund                       1.46%                7.82%                     9.01%                  1/4/95
Index Plus Mid Cap               31.08%                 N/A                     20.44%                  2/3/98
Index Plus Small Cap             13.52%                 N/A                      4.49%                  2/3/98
Value Opportunity                10.50%                 N/A                     14.81%                  2/2/98
Technology                        N/A                   N/A                    -19.32%                 3/1/2000


CLASS A (without payment of the front-end sales load)

      FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*


Money Market                      5.97%                5.42%                     4.95%                  1/3/92
Aetna Government Fund             6.65%                5.25%                     5.19%                  1/4/94
Bond Fund                         4.62%                4.88%                     5.53%                  1/3/92
Balanced                          8.81%               13.78%                    11.31%                  1/3/92
Growth and Income                 3.50%               17.45%                    13.72%                  1/3/92
Growth                           16.34%               22.62%                    21.58%                  1/4/94
Index Plus Large Cap              7.74%                 N/A                     21.16%                 12/10/96
Small Company                    31.55%               18.86%                    18.42%                  1/4/94
International                     8.80%               16.95%                    11.24%                  1/3/92
Ascent Fund                       8.34%               12.66%                    13.63%                  1/4/95
Crossroads Fund                   7.02%               10.44%                    11.47%                  1/4/95
Legacy Fund                       7.65%                9.11%                    10.12%                  1/4/95
Index Plus Mid Cap               35.14%                 N/A                     21.79%                  2/3/98
Index Plus Small Cap             17.04%                 N/A                      5.66%                  2/3/98
Value Opportunity                17.24%                 N/A                     17.32%                  2/2/98
Technology                         N/A                  N/A                    -14.40%                 3/1/2000

CLASS B (assuming payment of the CDSC)

      FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*


Money Market                     -0.08%                 4.04%                    3.91%                  1/3/92
Aetna Government Fund             0.88%                 4.33%                    4.70%                  1/4/94
Bond Fund                        -1.21%                 3.98%                    5.09%                  1/3/92
Balanced                          3.01%                12.94%                   10.89%                  1/3/92
Growth and Income                -1.51%                16.61%                   13.21%                  1/3/92
Growth                           10.46%                21.78%                   21.01%                  1/4/94
Index Plus Large Cap              1.91%                  N/A                    19.96%                 12/10/96
Small Company                    25.51%                18.00%                   17.86%                  1/4/94
International                     3.25%                16.24%                   10.86%                  1/3/92
Ascent Fund                       2.63%                11.77%                   12.95%                  1/4/95
Crossroads Fund                   1.25%                 9.56%                   10.80%                  1/4/95
Legacy Fund                       1.91%                 8.22%                    9.45%                  1/4/95
Index Plus Mid Cap               29.09%                  N/A                    20.05%                  2/3/98
Index Plus Small Cap             11.19%                  N/A                     3.80%                  2/3/98
Value Opportunity                11.31%                  N/A                    15.56%                  2/2/98
Technology                         N/A                   N/A                   -19.06%                 3/1/2000

CLASS B (without payment of the CDSC)

      FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*


Money Market                      4.92%                 4.38%                    3.91%                  1/3/92
Aetna Government Fund             5.88%                 4.67%                    4.70%                  1/4/94
Bond Fund                         3.76%                 4.32%                    5.09%                  1/3/92
Balanced                          8.01%                13.18%                   10.89%                  1/3/92
Growth and Income                 2.72%                16.82%                   13.21%                  1/3/92
Growth                           15.46%                21.96%                   21.01%                  1/4/94
Index Plus Large Cap              6.91%                  N/A                    20.41%                 12/10/96
Small Company                    30.51%                18.21%                   17.86%                  1/4/94
International                     8.15%                16.46%                   10.86%                  1/3/92
Ascent Fund                       7.58%                12.03%                   13.04%                  1/4/95
Crossroads Fund                   6.24%                 9.83%                   10.91%                  1/4/95
Legacy Fund                       6.91%                 8.51%                    9.56%                  1/4/95
Index Plus Mid Cap               34.09%                  N/A                    20.84%                  2/3/98
Index Plus Small Cap             16.19%                  N/A                     4.82%                  2/3/98
Value Opportunity                16.31%                  N/A                    16.40%                  2/2/98
Technology                         N/A                   N/A                   -14.80%                 3/1/2000


CLASS C (assuming payment of the CDSC)

      FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*


Aetna Government Fund             4.89%                 4.68%                    4.71%                  1/4/94
Bond Fund                         2.77%                 4.31%                    5.08%                  1/3/92
Balanced                          6.95%                13.17%                   10.88%                  1/3/92
Growth and Income                 1.87%                16.83%                   13.22%                  1/3/92
Growth                           14.47%                21.96%                   21.01%                  1/4/94
Index Plus Large Cap              6.42%                  N/A                    20.71%                 12/10/96
Small Company                    29.54%                18.20%                   17.86%                  1/4/94
International                     6.93%                16.43%                   10.84%                  1/3/92
Ascent Fund                       6.58%                12.03%                   13.04%                  1/4/95

Crossroads Fund                   5.15%                 9.82%                   10.89%                  1/4/95
Legacy Fund                       5.81%                 8.49%                    9.55%                  1/4/95
Index Plus Mid Cap               33.66%                  N/A                    21.15%                  2/3/98
Index Plus Small Cap             15.76%                  N/A                     5.12%                  2/3/98
Value Opportunity                15.39%                  N/A                    16.42%                  2/2/98
Technology                         N/A                   N/A                   -15.65%                 3/1/2000


CLASS C (without payment of the CDSC)

      FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*


Money Market                      5.97%                 5.42%                      4.95%                 1/3/92
Aetna Government Fund             5.89%                 4.68%                      4.71%                 1/4/94
Bond Fund                         3.76%                 4.31%                      5.08%                 1/3/92
Balanced                          7.95%                13.17%                     10.88%                 1/3/92
Growth and Income                 2.72%                16.83%                     13.22%                 1/3/92
Growth                           15.47%                21.96%                     21.01%                 1/4/94
Index Plus Large Cap              7.17%                  N/A                      20.71%                12/10/96
Small Company                    30.54%                18.20%                     17.86%                 1/4/94
International                     7.91%                16.43%                     10.84%                 1/3/92
Ascent Fund                       7.57%                12.03%                     13.04%                 1/4/95
Crossroads Fund                   6.15%                 9.82%                     10.89%                 1/4/95
Legacy Fund                       6.81%                 8.49%                      9.55%                 1/4/95
Index Plus Mid Cap               34.41%                  N/A                      21.15%                 2/3/98
Index Plus Small Cap             16.51%                  N/A                       5.12%                 2/3/98
Value Opportunity                16.39%                  N/A                      16.42%                 2/2/98
Technology                         N/A                   N/A                     -14.80%               3/1/2000

---------------
* The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

Performance information for a Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Salmon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

From time to time, in reports or promotional literature, the Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the Funds; the Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

From time to time, the Funds may also advertise their performance showing the cumulative value of an initial or periodic investment in the Funds in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds.

The Funds may also include in their advertising examples to illustrate basic investment concepts, including but not limited to systematic investment, the effects of compounding, and various tax related concepts, including tax deferred growth and tax equivalent yield.

                              FINANCIAL STATEMENTS


The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the year ended October 31, 2000, and the Financial Statements (unaudited) appearing in the Company's Semi-Annual Reports for the periods ended April 30, 2000, are incorporated by reference in this Statement. The Company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-238-6263.




                                             Statement of Additional Information

                             BROKERAGE CASH RESERVES


            STATEMENT OF ADDITIONAL INFORMATION DATED: MARCH 1, 2001



Brokerage Cash Reserves (Fund) is a series of Aetna Series Fund, Inc. (Company). This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the Fund's current Prospectus dated
March 1, 2001. Capitalized terms not defined herein are used as defined in the Prospectus.


The Fund's Financial Statements and the independent auditors' report thereon, included in the Company's Annual Report, are incorporated herein by reference in this Statement. A free copy of the Company's Annual Report and the Prospectus is available upon request by writing to: Aetna Series Fund, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, or by calling 1-800-238-6263.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................1
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES................................2
INVESTMENT TECHNIQUES AND RISK FACTORS.........................................4
DIRECTORS AND OFFICERS.........................................................8
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................11
THE INVESTMENT ADVISORY AGREEMENT.............................................11
THE ADMINISTRATIVE SERVICES AGREEMENT.........................................12
CUSTODIAN.....................................................................12
TRANSFER AGENT................................................................13
INDEPENDENT AUDITORS..........................................................13
PRINCIPAL UNDERWRITER.........................................................13
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS...........................13
PURCHASE AND REDEMPTION OF SHARES.............................................14
BROKERAGE ALLOCATION AND TRADING POLICIES.....................................16
SHAREHOLDER ACCOUNTS AND SERVICES.............................................16
NET ASSET VALUE...............................................................17
TAX STATUS....................................................................17
PERFORMANCE INFORMATION.......................................................18
FINANCIAL STATEMENTS..........................................................19

                               GENERAL INFORMATION

INCORPORATION The Company was incorporated under the laws of Maryland on June 17, 1991.

SERIES The Company currently offers multiple series. Brokerage Cash Reserves is the only series offered through this Statement and the corresponding Prospectus.

CAPITAL STOCK Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of the Fund, shareholders in the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

VOTING RIGHTS Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders of the Company have voting rights on all matters except matters affecting only the interests of one series. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Fund's Articles of Incorporation may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders.

SHAREHOLDER MEETINGS The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 ACT CLASSIFICATION The Company is an open-end management investment company, as that term is defined under the 1940 Act. The Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.


As a matter of operating policy, the Fund may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 under the 1940 Act is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objective and certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. This means the lesser of (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares of the Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

(1) with respect to 75% of the value of the Fund's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; and (iii) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities;

(7) borrow money, except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; and (ii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. The Fund will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions;

(2) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund may only purchase foreign securities or obligations that are U.S. dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to
         Section 4(2) of, the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the investment adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number
(2), industry classifications are determined in accordance with the classifications established by the Standard & Poor's Corporation.

The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet the conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, the Fund may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These securities may be subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

ZERO COUPON SECURITIES

The Fund may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Zero coupon securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested even though the maturity of the underlying instruments may exceed the 397-day maturity limitation of the Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

VARIABLE RATE DEMAND AND FLOATING RATE INSTRUMENTS

The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund will invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

BANK OBLIGATIONS

The Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

FOREIGN SECURITIES

The Fund may invest in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse foreign political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. In addition, the Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

SUPRANATIONAL AGENCIES

The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

BORROWING

The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund does not intend to borrow.

MATURITY POLICIES

The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, all investments in the Fund's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                             DIRECTORS AND OFFICERS

The investments and administration of the Company are under the supervision of the Board. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.

---------------------------------- ----------------------------- -----------------------------------------------------

                                                                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
                NAME,              POSITION(S) HELD              POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
           ADDRESS AND AGE          WITH EACH FUND               UNDERWRITERS OF THE FUND)
---------------------------------- ----------------------------- -----------------------------------------------------

J. Scott Fox*                      Director and President        Director, Managing Director, Chief Operating
10 State House Square              (Principal Executive          Officer, Chief Financial Officer, Aeltus Investment
Hartford, Connecticut              Officer)                      Management, Inc., April 1994 to present; Director,
Age 46                                                           Managing Director, Chief Operating Officer, Chief
                                                                 Financial Officer, Aeltus Capital, Inc., February
                                                                 1995 to present; Senior Vice President -
                                                                 Operations, Aetna Life Insurance and Annuity
                                                                 Company, March 1997 to December 1997.
---------------------------------- ----------------------------- -----------------------------------------------------

Wayne F. Baltzer                   Vice President                Vice President, Aeltus Investment Management, Inc.,
10 State House Square                                            November 2000 to present; Vice President, Aeltus
Hartford, Connecticut                                            Capital, Inc., May 1998 to present; Vice President,
Age 57                                                           Aetna Investment Services, Inc., July 1993 to May
                                                                 1998.
---------------------------------- ----------------------------- -----------------------------------------------------

Daniel E. Burton                   Secretary                     Assistant General Counsel, July 2000 to present and
10 State House Square                                            Assistant Secretary, September 1998 to present,
Hartford, Connecticut                                            Aeltus Investment Management, Inc.; Assistant
Age 33                                                           General Counsel, July 2000 to present, and
                                                                 Assistant Secretary, October 1998 to present,
                                                                 Aeltus Capital, Inc.; Counsel, Aetna Financial
                                                                 Services, September 1997 to present; Attorney,
                                                                 Securities and Exchange Commission, August 1996 to
                                                                 August 1997; Associate, Kirkpatrick & Lockhart LLP,
                                                                 September 1992 to August 1996.
---------------------------------- ----------------------------- -----------------------------------------------------

---------------------------------- ----------------------------- -----------------------------------------------------

Albert E. DePrince, Jr.            Director                      Director, Business and Economic Research Center,
3029 St. Johns Drive                                             1999 to present, and Professor of Economics and
Murfreesboro, Tennessee                                          Finance, Middle Tennessee State University, 1991 to
Age 59                                                           present.


---------------------------------- ----------------------------- -----------------------------------------------------

Stephanie A. DeSisto               Vice President,               Vice President, Mutual Fund Accounting, Aeltus
10 State House Square              Treasurer and Chief           Investment Management, Inc., November 1995 to
Hartford, Connecticut              Financial Officer             present.
Age 47                             (Principal Financial and
                                   Accounting Officer)
---------------------------------- ----------------------------- -----------------------------------------------------


Maria T. Fighetti                  Director                      Associate Commissioner for Contract Management,
325 Piermont Road                                                1996 to present, and Manager/Attorney, 1973 to
Closter, New Jersey                                              1996, Health Services, New York City Department of
Age 57                                                           Mental Health, Mental Retardation and Alcohol
                                                                 Services.

---------------------------------- ----------------------------- -----------------------------------------------------

David L. Grove                     Director                      Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 82
---------------------------------- ----------------------------- -----------------------------------------------------

Sidney Koch                        Director                      Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 65
---------------------------------- ----------------------------- -----------------------------------------------------


Frank Litwin                       Vice President                Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 51                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.

---------------------------------- ----------------------------- -----------------------------------------------------

Corine T. Norgaard                 Director                      Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present; Professor, Accounting and Dean of the
                                                                 School of Management, SUNY Binghamton (Binghamton,
 Age 63                                                          NY), August 1993 to August 1996.
---------------------------------- ----------------------------- -----------------------------------------------------

---------------------------------- ----------------------------- -----------------------------------------------------

Richard G. Scheide                 Director                      Principal, LoBue Associates Inc., October 1999 to
11 Lily Street                                                   present; Trust and Private Banking Consultant,
Nantucket, Massachusetts                                         David Ross Palmer Consultants, July 1991 to present.
Age 71
---------------------------------- ----------------------------- -----------------------------------------------------

During the year ended October 31, 2000, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 2000, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

---------------------------------------- ------------------------------------- ---------------------------------------

                                                                                      TOTAL COMPENSATION FROM
          NAME OF PERSON                     AGGREGATE COMPENSATION FROM THE            THE COMPANY AND FUND
             POSITION                                    COMPANY                     COMPLEX PAID TO DIRECTORS
---------------------------------------- ------------------------------------- ---------------------------------------

Corine Norgaard                                        $14,176                               $83,500
Director
---------------------------------------- ------------------------------------- ---------------------------------------

Sidney Koch                                             14,176                                83,500
Director
---------------------------------------- ------------------------------------- ---------------------------------------

Maria T. Fighetti*                                      14,601                                86,000
Director
---------------------------------------- ------------------------------------- ---------------------------------------

Richard G. Scheide                                      15,025                                88,500
Director, Chairperson
Audit Committee
---------------------------------------- ------------------------------------- ---------------------------------------

David L. Grove*                                         15,264                                89,903
Director
---------------------------------------- ------------------------------------- ---------------------------------------


---------------------------------------- ------------------------------------- ---------------------------------------

Albert E. DePrince, Jr.**                               15,318                                90,222
Director, Chairperson
Contract Committee
---------------------------------------- ------------------------------------- ---------------------------------------


* During the year ended October 31, 2000, Ms. Fighetti and Dr. Grove deferred $24,000 and $89,903, respectively, of their compensation from the Fund Complex.
** Dr. DePrince replaced Dr. Grove as Chairperson of the Contract Committee as of April 2000.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


To the knowledge of the Fund, the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation (Pershing) owned of record 100% of the outstanding shares of the Fund as of January 31, 2001. Pershing's corporate address is 1 Pershing Plaza, Jersey City, NJ 07399-0002.


                        THE INVESTMENT ADVISORY AGREEMENT

The Company, on behalf of the Fund, has entered into an investment advisory agreement (Advisory Agreement) appointing Aeltus as the Investment Adviser of the Fund. Under the Advisory Agreement and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities. Aeltus is an indirect wholly owned subsidiary of ING Groep N.V. (ING).


ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.


The Advisory Agreement provides that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors of the Company and that the Fund is responsible for payment of all other of its costs.

Listed below are the Advisory Fees that Aeltus is entitled to receive from the Fund at an annual rate based on average daily net assets of the Fund:


                 Rate               Average Daily Net Assets
                 0.20%              On first $1 billion
                 0.19%              On next $2 billion
                 0.18%              Over $3 billion

For the year ended October 31, 2000 and the period from September 7, 1999 (commencement of operations) to October 31, 1999, investment advisory fees were paid to Aeltus as follows:

Year ended October 31, 2000


       Total Investment Advisory fees       Waiver       Net Advisory Fees Paid
       ------------------------------       ------       ----------------------
                  $633,835                 $242,526             $391,309

Period from September 7, 1999 to October 31, 1999

       Total Investment Advisory fees       Waiver       Net Advisory Fees Paid
       ------------------------------       ------       ----------------------
                   $80,456                  $80,456               $0


                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, Aeltus is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. For the year ended October 31, 2000 and the period from September 7, 1999 (commencement of operations) to October 31, 1999, administrative services fees were paid to Aeltus as follows:

Year ended October 31, 2000


       Total Administrative         Administrator      Net Administrative
          Services Fees                Waiver          Services Fees Paid
          -------------                ------          ------------------
            $316,918                     $0                 $316,918


Period from September 7, 1999 to October 31, 1999


       Total Administrative         Administrator      Net Administrative
          Services Fees                Waiver          Services Fees Paid
          -------------                ------          ------------------

             $40,228                  $26,410               $13,818


                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the Fund's assets. The custodian does not participate in determining the investment policies of the Fund or deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                                 TRANSFER AGENT

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS


KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Company. KPMG LLP provides audit and tax services, assistance and consultation in connection with the Commission filings.


                              PRINCIPAL UNDERWRITER

Shares of the Fund are offered on a continuous basis. ACI, 10 State House Square, Hartford, Connecticut 06103-3602, serves as the Company's principal underwriter. ACI is a Connecticut corporation, and is a wholly owned subsidiary of Aeltus and an indirect wholly owned subsidiary of ING. ACI has agreed to use its best efforts to distribute the shares as the principal underwriter of the Fund pursuant to an Underwriting Agreement between it and the Company.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. ACI is paid an annual distribution fee at the rate of 0.50% of the value of average daily net assets attributable to the Fund's shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The Fund's distribution fee may be used to cover expenses incurred in promoting the sale of Fund shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

The Fund is also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.15% of the average daily net assets of the Fund's shares. The Service Fee will be used by ACI primarily to pay selling dealers and their agents for servicing of and recordkeeping for shareholder accounts.


ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

For the year ended October 31, 2000, and for the period from September 7, 1999 (commencement of operations) to October 31, 1999, total Shareholder Services and Distribution fees of $2,059,964 and $261,483, respectively, were paid to ACI.


The Distribution Plan and Shareholder Services Plan continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plan. No other interested person of the Fund has a financial interest in the Plan.


For the year ended October 31, 2000, approximately $319,102, $1,044,238, $217,975, $398,781 and $3,943,690 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are purchased and redeemed at the Fund's net asset value next determined after a purchase or redemption order is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase.

ACCOUNTS NOT MAINTAINED THROUGH FINANCIAL INTERMEDIARIES

If you are a Fund shareholder who is directly registered with the Fund, you may:

o purchase additional shares of the Fund by sending a letter indicating your name, account number(s), the name of the Fund and the amount you want to invest in the Fund. Make your check payable to Aetna Series Fund, Inc. and mail to:

       Aetna Series Fund, Inc.
       c/o PFPC Inc.
       P.O. Box 9663
       Providence, RI  02940

       Your check must be drawn on a bank located within the United States and payable in U.S. dollars. The Fund will accept checks which are made payable to you and endorsed to Aetna Series Fund, Inc.

o      redeem shares you own by sending written instructions to:

       Aetna Series Fund, Inc.
       c/o PFPC Inc.
       P.O. Box 9681
       Providence, RI  02940

       Your instructions should identify the Fund, the number of shares or dollar amount to be redeemed, your name and account number. Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered. You also may redeem shares you own by calling the Transfer Agent at 1-800-367-7732. Please be prepared to provide your account number, account name and the amount of the redemption.

       Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

       A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. In addition, if you wish to have your redemption proceeds paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions.

       The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Board, Aeltus has responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund's portfolio, and for negotiating the price for any securities, including any markups, markdowns, or commissions thereon. It is Aeltus' policy to obtain the best execution available, giving attention to net price, execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Purchases and sales of portfolio securities will usually be made through principal transactions, which will result in the payment of no brokerage commissions. In such transactions, portfolio securities will normally be purchased directly from or sold to the issuer or an underwriter or market-maker for these securities.

Aeltus acts as investment adviser to other investment companies registered under the 1940 Act. Aeltus has adopted policies designed to prevent disadvantaging the Fund in placing orders for the purchase and sale of securities. The Fund and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.


For the year ended October 31, 2000, and for the period from September 7, 1999 (commencement of operations) to October 31, 1999, no brokerage commissions were paid.


The Fund has not effected, and has no present intention of effecting, any brokerage transactions in portfolio securities with ACI or any other affiliated person of the Company.

The Company and Aeltus and ACI have adopted Codes of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be held by a fund. However, they are designed to prohibit a person from taking advantage of fund trades or from acting on inside information. Each of the Codes of Ethics has been filed at and is available from the Securities and Exchange Commission.


                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER INFORMATION

Confirmations and account statements will be sent to you by either the Fund's transfer agent or your broker-dealer. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account.

                                 NET ASSET VALUE

Securities of the Fund will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

FOREIGN INVESTMENTS

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                             PERFORMANCE INFORMATION

Performance information, including the yield, effective yield and total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

YIELDS

Current yield will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)(365/7)]-1


The yield and effective yield for the Fund for the seven days ended October 31, 2000 were 5.80% and 5.97%, respectively.


AVERAGE ANNUAL TOTAL RETURN

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)(n)=ERV

Where:
P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

The Fund's total return as of October 31, 2000:


          1 Year           Since Inception           Inception Date
          ------           ---------------           --------------
          5.56%                 5.44%                    9/7/99



Performance information for the Fund may be compared, in reports and promotional literature, to the IBC Money Funds Report Average/All Taxable Index or other indices; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' report thereon, appearing in the Company's Annual Report for the year ended October 31, 2000 and the Financial Statements (unaudited) appearing in the Company's Semi-Annual Report for the period ended April 30, 2000, are incorporated by reference in this Statement. The Company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-238-6263.



                                             Statement of Additional Information

                             AETNA SERIES FUND, INC.

                        AETNA INDEX PLUS PROTECTION FUND


             STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2001



This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectus for the Aetna Index Plus Protection Fund, a series of Aetna Series Fund, Inc. (Company). Capitalized terms not defined herein are used as defined in the Prospectus. The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. This Statement applies only to the Aetna Index Plus Protection Fund (Fund).



A free copy of the Fund's Prospectus is available upon request by writing to the Fund at: 10 State House Square, Hartford, Connecticut 06103-3602, or by calling:
1-800-238-6263.

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................1
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES................................2
INVESTMENT TECHNIQUES AND RISK FACTORS.........................................3
OTHER CONSIDERATIONS..........................................................17
THE ASSET ALLOCATION PROCESS..................................................17
DIRECTORS AND OFFICERS OF THE FUND............................................18
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................20
INVESTMENT ADVISORY AGREEMENT.................................................20
THE FINANCIAL GUARANTY AGREEMENT..............................................21
ADMINISTRATIVE SERVICES AGREEMENT.............................................22
CUSTODIAN.....................................................................22
THE FUND'S FINANCIAL GUARANTOR................................................22
TRANSFER AGENT................................................................23
INDEPENDENT AUDITORS..........................................................23
PRINCIPAL UNDERWRITER.........................................................23
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS...........................23
PURCHASE AND REDEMPTION OF SHARES.............................................25
BROKERAGE ALLOCATION AND TRADING POLICIES.....................................28
SHAREHOLDER ACCOUNTS AND SERVICES.............................................29
NET ASSET VALUE...............................................................30
TAX STATUS....................................................................30
PERFORMANCE INFORMATION.......................................................31
FINANCIAL STATEMENTS..........................................................32

                               GENERAL INFORMATION

Organization The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes Although the Company currently offers multiple series, this Statement applies only to the Fund. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund are classified into two classes: Class A and Class B. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; and (d) voting rights on matters exclusively affecting a single class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that Class B shares automatically convert to Class A shares at the end of the Guarantee Period. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only interests of one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Company's charter may be amended if the amendment is declared advisable by the Directors and approved by the shareholders of the Company by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Company's By-laws provide for meetings of shareholders to elect Directors at such times as may be determined by the Board or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Fund is a diversified open-end management investment company, as defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

Certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval by the holders of the lesser of: (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

     (1) Borrow money, except that (a) the Fund may enter into certain futures contracts and, during the Index Plus Large Cap Period, options related thereto;
(b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Fund's assets fails to meet the 300% coverage requirement relative only to leveraging, the Fund shall, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (2) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (3) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts (REITs), which deal in real estate or interests therein; or (ii) during the Index Plus Large Cap Period, the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur, for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).

     (4) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations; enter into repurchase transactions; and, during the Index Plus Large Cap Period, lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (5) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options; and may engage in transactions on a when-issued or forward commitment basis.

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (7) Concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change. With respect to fundamental policy number (7) above, industry classifications are determined in accordance with the classifications established by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

The Fund also has adopted certain other investment policies and restrictions reflecting the current investment practices of the Fund, which may be changed by the Board and without shareholder vote. Under such policies and restrictions, the Fund will not:

     (1) Mortgage, pledge or hypothecate its assets except in connection with loans of securities as described in (4) above, borrowings as described in (1) above, and permitted transactions involving options, futures contracts and options on such contracts.

     (2) Invest in companies for the purpose of exercising control or management.

     (3) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) Invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

     (5) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

     (6) Invest more than 10% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Use of Futures and Other Derivative Instruments During the Guarantee Period

During the Guarantee Period, the Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

The following provides additional information about those derivative instruments the Fund may use during the Guarantee Period.


Futures Contracts The Fund may enter into futures contracts subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Options Contracts." The Fund will only enter into futures contracts on the S&P 500 Index and U.S. Treasury securities.


The Fund may purchase and sell futures contracts under the following conditions:
(a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract, (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts, and (c) the notional value of all U.S. Treasury futures shall not exceed 50% of the market value of all corporate bonds, U.S. Treasury Notes and U.S. Agency Notes.

Additional Information Regarding the Use of Futures A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.

There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the instruments or securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of future contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby ensuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

STRIPS, CATS, TIGRs and TRs The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities), CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). These securities are created by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. These securities generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. These securities tend to be subject to the same risks as zero coupon securities. The market prices of these securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. (For additional information, see "Additional Investment Techniques and Risk Factors During the Guarantee Period - Zero Coupon Securities" below.)

Use of Options, Futures and Other Derivative Instruments During the Index Plus Large Cap Period

During the Index Plus Large Cap Period, the Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. For purposes other than hedging, the Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters.

Derivatives that may be used by the Fund include forward contracts, swaps, structured notes, futures and options. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments the Fund may use during the Index Plus Large Cap Period.

Futures Contracts The Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and standardized as to maturity date and underlying financial instrument. (For additional information regarding the Fund's use of futures contracts during the Index Plus Large Cap Period, see "Additional Information Regarding the Use of Futures" above.)

The Fund can buy and write (sell) options on futures contracts. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options The Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectus, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. The Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

The Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. The Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. The Fund may not buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The Fund will not write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Fund will not write call options on when-issued securities. The Fund purchases call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

The Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that the Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by the Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The Fund may purchase put options when Aeltus believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect a closing transaction at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Fund may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies The Fund may write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Forward Exchange Contracts The Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. The Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. The Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

The Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Swap Transactions The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Asset-Backed Securities The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on asset-backed securities is lower than the interest rates paid on the loans included in the underlying pool, by the amount of the fees paid to the pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. (For additional information, see "Additional Investment Techniques and Risk Factors During the Index Plus Large Cap Period - Zero Coupon and Pay-in-Kind Securities" below.)

Additional Restrictions on the Use of Futures and Options Contracts

CFTC regulations require that to prevent the Fund from being a commodity pool, the Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by it in the cash market. With respect to futures contracts or related options that are entered into during the Index Plus Large Cap Period for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of the Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with the Fund's transactions in derivatives.

Risk of Imperfect Correlation The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlates with movements in the value of the assets being hedged. If the value of the assets being hedged does not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and it could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund which could require it to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if the judgment of Aeltus Investment Management, Inc. (Aeltus) concerning the general direction of interest rates is incorrect, the overall performance of the Fund may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Additional Investment Techniques and Risk Factors During the Guarantee Period

Foreign Securities The Fund may invest in depositary receipts of foreign companies included in the S&P 500. Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Real Estate Securities The Fund may invest in real estate securities through interests in REITs, provided the REIT is included in the S&P 500. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, or both. Investing in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally, including: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (e.g. zoning laws) that impair the rights of real estate owners; and adverse developments in the real estate industry.

Corporate Bonds The Fixed Component may consist of non-callable corporate bonds, provided that no less than 40% of the Fund's assets are allocated to the Equity Component. Any corporate bond purchased must mature on a date no more than three years before or after the Guarantee Maturity Date. In addition, each such bond must be rated AA- or higher by S&P or Aa3 or higher by Moody's, provided that if both S&P and Moody's have issued a rating on the security, such rating shall be no less than AA-/Aa3. If a corporate bond is downgraded below this level, Aeltus shall divest the security within 15 business days following the public announcement of such downgrade. No more than 2% of the Fund's assets shall be invested in corporate debt securities of any issuer or its affiliates at the time of investment therein.

Zero Coupon Securities The Fund may invest in U.S. Treasury or agency zero coupon securities maturing on or within 90 days preceding the Guarantee Maturity Date. U.S. Treasury or agency zero coupon securities shall be limited to non-callable, non-interest bearing obligations and shall include STRIPS (Separate Trading of Registered Interest and Principal of Securities); CATS (Certificates of Accrual on Treasury Securities); TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Investment Techniques and Risk Factors During the Index Plus Large Cap Period

Repurchase Agreements The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

Variable Rate Demand and Floating Rate Instruments The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Bonds The Fund may invest in high-yield bonds, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c)   any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of the Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities The Fund may invest in zero coupon securities and pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

Supranational Agencies The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund may borrow for leveraging purposes only if after the borrowing, the value of the Fund's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Fund does not intend to borrow for leveraging purposes, except that it may invest in leveraged derivatives which have certain risks as outlined above.

Foreign Securities The Fund may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Real Estate Securities The Fund may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies The Fund may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Convertibles The Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Additional Investment Techniques and Risk Factors During Both the Guarantee Period and the Index Plus Large Cap Period

Illiquid Securities The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Securities that may be resold under Rule 144A under the Securities Act of 1933, as amended (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors. Illiquid securities will not exceed 15% of net assets of the Fund during the Guarantee Period and will not exceed 10% of net assets of the Fund during the Index Plus Large Cap Period.

Bank Obligations The Fund may invest in obligations issued by domestic banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

                              OTHER CONSIDERATIONS

Acceptance of Deposits During Guarantee Period

The Fund reserves the right to accept additional deposits during the Guarantee Period and to discontinue this practice at its discretion at any time.

                          THE ASSET ALLOCATION PROCESS

In pursuing the Fund's investment objective during the Guarantee Period, Aeltus looks to allocate assets among the Equity Component and the Fixed Component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, the market value of Fund assets, and the Guarantee Maturity Date. If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective.

The initial allocation of Fund assets between the Equity Component and the Fixed Component will be determined principally by the prevailing level of interest rates and the volatility of the stock market at the beginning of the Guarantee Period. If at the inception of the Guarantee Period interest rates are low, more assets may have to be allocated to the Fixed Component. Aeltus will monitor the allocation of the Fund's assets on a daily basis.

The asset allocation process will also be affected by Aeltus' ability to manage the Fixed Component. If the Fixed Component provides a return better than that assumed by Aeltus' proprietary model, fewer assets would have to be allocated to the Fixed Component. On the other hand, if the performance of the Fixed Component is poorer than expected, more assets would have to be allocated to the Fixed Component, and the ability of the Fund to participate in any subsequent upward movement in the equity market would be limited.

The process of asset reallocation results in additional transaction costs such as brokerage commissions. The Fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, Aeltus has built into its proprietary model a factor that will require reallocations only when Equity Component and Fixed Component values have deviated by more than certain minimal amounts since the last reallocation.

                       DIRECTORS AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the supervision of the Board. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna GET Fund, Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc.

--------------------------------- ----------------------------- ----------------------------------------------------------
                                                                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
             NAME,                      POSITION(S) HELD        POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
        ADDRESS AND AGE                  WITH EACH FUND                       UNDERWRITERS OF THE FUND)
--------------------------------- ----------------------------- ----------------------------------------------------------

                                                                Director, Managing Director, Chief Operating Officer,
J. Scott Fox*                     Director and President        Chief Financial Officer, Aeltus Investment Management,
10 State House Square             (Principal Executive          Inc., April 1994 to present; Director, Managing Director,
Hartford, Connecticut             Officer)                      Chief Operating Officer, Chief Financial Officer, Aeltus
Age 46                                                          Capital, Inc., February 1995 to present; Senior Vice
                                                                President--Operations, Aetna Life Insurance and Annuity
                                                                Company, March 1997 to December 1997;

--------------------------------- ----------------------------- ----------------------------------------------------------

Wayne F. Baltzer                  Vice President                Vice President, Aeltus Investment Management, Inc.,
10 State House Square                                           November 2000 to present; Vice President, Aeltus Capital,
Hartford, Connecticut                                           Inc., May 1998 to present; Vice President, Aetna
Age 57                                                          Investment Services, Inc., July 1993 to May 1998.
--------------------------------- ----------------------------- ----------------------------------------------------------

Daniel E. Burton                  Secretary                     Assistant General Counsel, July 2000 to present and
10 State House Square                                           Assistant Secretary, September 1998 to present, Aeltus
Hartford, Connecticut                                           Investment Management, Inc.; Assistant General Counsel,
Age 33                                                           July 2000 to present, and Assistant Secretary,
                                                                October 1998 to present, Aeltus Capital, Inc.; Counsel,
                                                                Aetna Financial Services, September 1997 to present;
                                                                Attorney, Securities and Exchange Commission, August 1996
                                                                to August 1997; Associate, Kirkpatrick & Lockhart LLP,
                                                                September 1992 to August 1996.

--------------------------------- ----------------------------- ----------------------------------------------------------


Albert E. DePrince, Jr.           Director                      Director, Business and Economic Research Center, 1999 to
3029 St. Johns Drive                                            present, and Professor of Economics and Finance, Middle
Murfreesboro, Tennessee                                         Tennessee State University, 1991 to present.
Age 59

--------------------------------- ----------------------------- ----------------------------------------------------------

Stephanie A. DeSisto              Vice President,               Vice President, Mutual Fund Accounting, Aeltus Investment
10 State House Square             Treasurer and Chief           Management, Inc., November 1995 to present.
Hartford, Connecticut             Financial Officer
Age 47                            (Principal Financial and
                                  Accounting Officer)
--------------------------------- ----------------------------- ----------------------------------------------------------

--------------------------------- ----------------------------- ----------------------------------------------------------
Maria T. Fighetti                 Director                   Associate Commissioner for Contract Management, 1996 to
325 Piermont Road                                            present, and Manager/Attorney, 1973 to 1996, Health Services,
Closter, New Jersey                                          New York City Department of Mental Health, Mental Retardation
Age 57                                                       and Alcohol Services.
--------------------------------- ----------------------------- ----------------------------------------------------------
David L. Grove                    Director                   Private Investor; Economic/Financial Consultant,
5 The Knoll                                                  December 1985 to present.
Armonk, New York
Age 82
--------------------------------- ----------------------------- ----------------------------------------------------------
Sidney Koch                       Director                   Financial Adviser, self-employed, January 1993 to present.
455 East 86th Street
New York, New York
Age 65
--------------------------------- ----------------------------- ----------------------------------------------------------
Frank Litwin                      Vice President             Managing Director, Aeltus Investment Management, Inc., August
10 State House Square                                        1997 to present; Managing Director, Aeltus Capital, Inc., May
Hartford, Connecticut                                        1998 to present; Vice President, Fidelity Investments
Age 51                                                       Institutional Services Company, April 1992 to August 1997.
--------------------------------- ----------------------------- ----------------------------------------------------------

Corine T. Norgaard                Director                   Dean of the Barney School of Business, University of Hartford
556 Wormwood Hill                                            (West Hartford, CT), August 1996 to present; Professor,
Mansfield Center,                                            Accounting and Dean of the School of Management, SUNY
Connecticut                                                  Binghamton (Binghamton, NY), August 1993 to August 1996.
Age 63
--------------------------------- ----------------------------- ----------------------------------------------------------

Richard G. Scheide                Director                   Principal, LoBue Associates Inc., October 1999 to present;
11 Lily Street                                               Trust and Private Banking Consultant, David Ross Palmer
Nantucket, Massachusetts                                     Consultants, July 1991 to present.
Age 71
--------------------------------- ----------------------------- ----------------------------------------------------------

During the fiscal year ended October 31, 2000, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. As of October 31, 2000, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

--------------------------------- ------------------- ---------------------------------
                                      AGGREGATE              TOTAL COMPENSATION
         NAME OF PERSON           COMPENSATION FROM               FROM THE
            POSITION                   COMPANY            COMPANY AND FUND COMPLEX
--------------------------------- ------------------- ---------------------------------


Corine Norgaard                        $14,176                    $83,500
Director
--------------------------------- ------------------- ---------------------------------

Sidney Koch                             14,176                     83,500
Director
--------------------------------- ------------------- ---------------------------------

Maria T. Fighetti*                      14,601                     86,000
Director
--------------------------------- ------------------- ---------------------------------

Richard G. Scheide                      15,025                     88,500
Director, Chairperson Audit
Committee
--------------------------------- ------------------- ---------------------------------

David L. Grove*                         15,264                     89,903
Director
--------------------------------- ------------------- ---------------------------------

Albert E. DePrince, Jr.**               15,318                     90,222
Director, Chairperson Contract
Committee
--------------------------------- ------------------- ---------------------------------

* During the fiscal year ended October 31, 2000, Ms. Fighetti and Dr. Grove elected to defer compensation in the amount of $24,000 and $89,903, respectively.
** Dr. DePrince replaced Dr. Grove as Chairperson of the Contract Committee as of April 2000.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of January 31, 2001, officers and Directors owned less than 1% of the outstanding shares of the Fund.


                          INVESTMENT ADVISORY AGREEMENT

The Fund entered into an investment advisory agreement (Advisory Agreement) appointing Aeltus as the investment adviser of the Fund. Under the Advisory Agreement, and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities. Under the Advisory Agreement, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is an indirect wholly owned subsidiary of ING Groep N.V.
(ING).


ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

The Advisory Agreement provides that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or members of the Board, and that the Fund is responsible for payment of all other of its costs.

For the services under the Advisory Agreement, Aeltus will receive an annual fee, payable monthly, as described in the Prospectus.

For the period from October 2, 2000 (commencement of operations) to October 31, 2000, an investment advisory fee was paid to Aeltus as follows:


    Total Investment Advisory Fees       Waiver       Net Advisory Fees Paid
    ------------------------------       ------       ----------------------
                $1,908                   $1,908                 $0



The service mark of the Fund and the name "Aetna" have been adopted by the Fund with the permission of Aetna, Inc. Their continued use is subject to the right of Aetna Inc. to withdraw this permission. in the event Aeltus or another subsidiary or affiliate of Aetna Inc. should not be the investment adviser of the Fund.

                        THE FINANCIAL GUARANTY AGREEMENT

The Fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the net asset value
(NAV) per share on the last day of the Offering Phase, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period. The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from MBIA Insurance Corporation (MBIA) pursuant to a financial guarantee insurance policy issued by MBIA to the Company for the benefit of the Fund (the "Insurance Policy").

MBIA, Aeltus and the Company have entered into a Financial Guaranty Agreement specifying the rights and obligations of Aeltus and MBIA with respect to the Fund. The Insurance Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date. The Financial Guaranty Agreement, which contains certain investment parameters, provides that, if Aeltus fails to comply with specific investment parameters during the Guarantee Period as more fully described below, MBIA may direct Aeltus to cure the breach within a prescribed period of time. If Aeltus fails to do so, MBIA may direct trades on behalf of the Fund in order to bring the Fund back into compliance with these investment parameters, and consistent with the Fund's investment objective and strategies.

Aeltus, in managing the Fund during the Guarantee Period, allocates assets to the Equity and Fixed Components. The types of securities which may be held in the Equity Component or the Fixed Component are set forth in the Prospectus and in this Statement (Eligible Security). In the event that, during the Guarantee Period, Aeltus acquires a security that is not an Eligible Security, MBIA has the right under the Financial Guaranty Agreement to direct Aeltus to sell that security and replace it with an Eligible Security within three business days. In the event Aeltus does not sell the security, MBIA reserves the right to direct the Custodian to sell that security and replace it with an Eligible Security.

The specific formula for the Fund's allocation of assets between the Fixed and Equity Components is set forth in the Financial Guaranty Agreement. In the event that MBIA determines that the allocation of assets is inconsistent with the Financial Guaranty Agreement, MBIA can direct the custodian to sell securities and replace them with such Eligible Securities as are necessary to bring the Fund's allocation of assets in compliance with the terms of the Financial Guaranty Agreement.

Finally, if Aeltus breaches any other terms of the Financial Guaranty Agreement, Aeltus has 15 business days to cure the breach. If there is written notification from MBIA of a breach and the breach remains uncured after 15 business days, MBIA will have the right to direct the custodian to buy and sell Eligible Securities.

After any default has been cured (whether by Aeltus or by changes in market prices or as a result of actions taken by MBIA), MBIA has no further right to direct the custodian with respect to that default.

                        ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for the Fund's operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (c) preparing financial information for proxy statements; (d) preparing semi-annual and annual reports to shareholders; (e) calculating the NAV and Guarantee per Share; (f) preparation of certain shareholder communications; (g) supervising the custodian and transfer agent; and (h) reporting to the Board. For its services, Aeltus is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

For the period from October 2, 2000 (commencement of operations) to October 31, 2000, an administrative services fee was paid to Aeltus as follows:


    Total Investment Advisory Fees       Waiver       Net Advisory Fees Paid
    ------------------------------       ------       ----------------------
                 $763                     $763                  $0


                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

In addition to serving as the custodian of the Fund's assets, the custodian or its affiliate, Russell/Mellon Analytical Services, LLC, will monitor both the allocation of assets and the securities held within the Equity Component and the Fixed Component and report on the same to both Aeltus and MBIA. The custodian is authorized to accept orders from MBIA made pursuant to the Financial Guaranty Agreement.

                         THE FUND'S FINANCIAL GUARANTOR

MBIA, 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the Fund pursuant to a written agreement with Aeltus and the Company. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Company for the benefit of the Fund the Insurance Policy to support the Fund's Guarantee. The Insurance Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date. MBIA is one of the world's premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

                                 TRANSFER AGENT

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS


KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Fund. KPMG LLP provides audit and tax services, assistance and consultation in connection with the Commission filings.


                              PRINCIPAL UNDERWRITER


Aeltus Capital, Inc. (ACI), 10 State House Square, Hartford, Connecticut 06103-3602, serves as the Company's principal underwriter. ACI is a Connecticut corporation, and is a wholly owned subsidiary of Aeltus and an indirect wholly owned subsidiary of ING. ACI has agreed to use its best efforts to distribute the shares as the principal underwriter of the Fund pursuant to an Underwriting Agreement between it and the Fund. Shares of the Fund will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. The Fund will be offered on a continuous basis to existing shareholders during the Index Plus Large Cap Period.


ACI is an indirect wholly owned subsidiary of ING.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. With respect to Class B shares of the Fund, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, Statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing costs of accruing certain unreimbursed expenses. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class A and Class B shares each are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under each Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A or Class B shares of the Fund, respectively. The Service Fee will be used by ACI primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution Plan or Shareholder Services Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

For the period from October 2, 2000 (commencement of operations) to October 31, 2000, total Shareholder Services and Distribution Fees of $6,727 were paid to ACI.


The Distribution Plan and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plans. No other interested person of the Fund has a financial interest in the Plans.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

When you invest this amount              Amount of sales charge typically
                                         reallowed to dealers as a percentage
                                         of offering price

Under $50,000                                         4.00%
$50,000 or more, but under $100,000                   3.75
$100,000 or more, but under $250,000                  3.00
$250,000 or more, but under $500,000                  2.00
$500,000 or more, but under $1,000,000                1.50

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:

                                                                     Commission
                                                                     ----------
     o   on sales of $1 million to $3 million;                         1.00%
     o   on sales over $3 million to $20 million; and                  0.50%
     o   on sales over $20 million.                                    0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to 4% of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

These breakpoints are reset every 12 months for purposes of additional purchases. ACI may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply.

ACI or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing ACI with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

ACI or its affiliates may, from time to time, also make payments to clearing firms that offer networking services which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

In addition, Aeltus may make payments of up to 0.05% of the Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow the Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

ACI has agreed to reimburse Financial Network Investment Corporation, an affiliate of ACI, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.


ACI may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. ACI may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.


The value of a shareholder's investment will be unaffected by these payments.

                        PURCHASE AND REDEMPTION OF SHARES


Class A shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received less any applicable front-end sales charge. Class B shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received. All orders to purchase shares during the Offering Phase were required to be received by the transfer agent by no later than November 29, 2000 (November 1, 2000 in the case of IRA rollovers).


Class A shares are redeemed at the NAV of the Fund next determined adjusted for any applicable contingent deferred sales charge (CDSC) after a redemption request is received. Class B shares are redeemed at the NAV of the Fund next determined less any applicable CDSC after a redemption request is received. ANY REDEMPTIONS MADE FROM THE FUND PRIOR TO THE GUARANTEE MATURITY DATE WILL BE MADE AT NAV, WHICH MAY BE HIGHER OR LOWER THAN THE NAV AT THE INCEPTION OF THE GUARANTEE PERIOD. MOREOVER, SUCH REDEMPTIONS MAY BE SUBJECT TO A CDSC. AMOUNTS REDEEMED PRIOR TO THE GUARANTEE MATURITY DATE ARE NOT ELIGIBLE FOR THE GUARANTEE.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange (NYSE) is restricted as determined by the Securities and Exchange Commission (Commission) or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.


Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. A medallion signature guarantee must be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.


The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase request.


Front-End Sales Charge Waivers


The front-end sales charge will not apply to Class A purchases by:


1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ACI or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including members of their immediate families).


2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Aeltus-advised fund or through an unregistered separate account sponsored by Aetna or any affiliate thereof or (2) in a registered separate account sponsored by Aetna Life Insurance and Annuity Company (Aetna) or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

3. Certain trust companies and bank trust departments investing on behalf of their clients.

4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.


5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients participating in advisory fee programs.


6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

7.   Registered investment companies.

8.   Insurance companies (including separate accounts).

9. Shareholders of the Adviser Class of other Series at the time such shares were redesignated as Class A shares.

10.  Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares and all Class B shares are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on Class A shares purchased more than two years prior to the redemption.

CDSC Waivers

The CDSC will be waived for:

     o Redemptions following the death or disability of the shareholder or beneficial owner;
     o Redemptions related to distributions from retirement plans or accounts under Internal Revenue Code (Code) Section 403(b) after you attain age 70 1/2;
     o Tax-free returns of excess contributions from employee benefit plans; and
     o Distributions from employee benefit plans, including those due to plan termination or plan transfer.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares, as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment in the Fund (or in certain other series of the Company) will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in the Fund (and in certain other series of the Company) and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Fund (and in certain other Series of the Company) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in certain other Series of the Company in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. Such an adjustment will be made at NAV and will not be eligible for the Guarantee. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Series already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of certain other Class A shares you own, as well as certain Class A shares of your spouse and children under the age of 21. If you are the sole owner of the Fund, you may also add any other accounts, including retirement plan accounts invested in certain Class A shares of the Company. Companies with one or more retirement plans may add together the total plan assets invested in certain Class A shares of the Series to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

Additional Rights

The Fund retains certain rights, including the rights to: refuse orders to purchase shares; vary its requirements for initial or additional investments, reinvestments, retirement and employee benefit plans, sponsored arrangements and similar programs; and change or discontinue its sales charge waivers and orders acceptance practices.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Fund.

Aeltus may buy or sell the same security at or about the same time for the Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the funds and/or accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. For underwritten offerings (initial or secondary), in addition to considering the factors mentioned in the previous sentence, Aeltus may employ a rotational method for allocating securities purchased in these offerings. Prices are averaged for aggregated trades.


For the period from October 2, 2000 (commencement of operations) to October 31, 2000, no brokerage commissions were paid.


The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

The Company, Aeltus and ACI each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Signature Guarantee


A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.


A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Fund are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of the Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxes in Relation to the Financial Guarantee

Should it be necessary for MBIA to make a payment to the Fund, this payment will likely be considered a capital gain to the Fund. Any such capital gain would be offset by the Fund's capital losses, if any, which may be long-term or short-term. The Fund does not intend, and does not expect it will be necessary, to make a distribution to shareholders upon receiving a payment from MBIA under the financial guarantee insurance policy described herein. The Fund's receipt of a payment from MBIA is not expected to have tax ramifications to shareholders.

                             PERFORMANCE INFORMATION

Performance information for each class of shares, including the total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one and five years (or, if less, up to the life of the Fund), calculated pursuant to the formula:
                                 P(1 + T)(n)=ERV
Where:
P      =  a hypothetical initial payment of $1,000
T      =  an average annual total return
n      =  the number of years
ERV    =  the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 or 5 year period at the end of the 1 or 5 year period (or fractional portion thereof).

The Fund may also from time to time include in such advertising a total return figure for Class A and/or Class B that is not calculated according to the formula set forth above. Specifically, the Fund may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B that does not take into account the imposition of the applicable CDSC.

Performance information for the Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of the Fund.



                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' report thereon, appearing in the Company's Annual Report for the year ended October 31, 2000, is incorporated by reference in this Statement. The Company's Annual Report is available upon request and without charge by calling 1-800-238-6263.





Statement of Additional Information

                                     PART C

                               OTHER INFORMATION
                               -----------------

Item 23. Exhibits
-----------------

       (a.1)        Articles of Amendment and Restatement (September 2, 1997)(1)
       (a.2)        Articles of Amendment (October 29, 1997)(2)
       (a.3)        Articles Supplementary (October 29, 1997)(2)
       (a.4)        Articles of Amendment (January 26, 1998)(3)
       (a.5)        Articles Supplementary (June 25, 1998)(4)
       (a.6)        Articles Supplementary (December 22, 1998)(5)
       (a.7)        Articles Supplementary (July 12, 1999)(6)
       (a.8)        Certificate of Correction (September 22, 1999)(7)
       (a.9)        Articles Supplementary (September 27, 1999)(7)
       (a.10)       Articles Supplementary (February 9, 2000)(8)
       (a.11)       Articles Supplementary (April 21, 2000)(9)
       (a.12)       Articles Supplementary (September 13, 2000)(10)
       (a.13)       Articles of Amendment (September 13, 2000)(10)
       (b)          Amended and Restated By-laws (December 13, 2000)(11)
       (c)          Instruments Defining Rights of Holders (set forth in the
                    Articles of Amendment and Restatement)(1)
       (d.1)        Investment Advisory Agreement between Aeltus Investment
                    Management, Inc. (Aeltus) and Aetna Series Fund, Inc.
                    (Registrant), on behalf of Aetna Bond Fund, Aetna
                    Government Fund, Aetna Index Plus Large Cap Fund, Aetna
                    International Fund, Aetna Money Market Fund, Aetna Small
                    Company Fund, Aetna Ascent Fund, Aetna Crossroads Fund,
                    Aetna Legacy Fund, Aetna Index Plus Mid Cap Fund, Aetna
                    Index Plus Small Cap Fund, Aetna Value Opportunity Fund
                    and Aetna Technology Fund
       (d.2)        Investment Advisory Agreement between Aeltus and Aetna
                    Series Fund, Inc. (Registrant), on behalf of Aetna Growth
                    Fund, Aetna Balanced Fund and Aetna Growth and Income Fund
       (d.3)        Investment Advisory Agreement between Aeltus and the
                    Registrant, on behalf of Brokerage Cash Reserves
       (d.4)        Investment Advisory Agreement between Aeltus and the
                    Registrant, on behalf of Aetna Principal Protection Fund I
                    (PPF I), Aetna Principal Protection Fund II (PPF II),
                    Aetna Principal Protection Fund III (PPF III), Aetna
                    Principal Protection Fund IV (PPF IV) and Aetna Index Plus
                    Protection Fund (IPPF)
       (d.5)        Subadvisory Agreement among Aeltus, the Registrant, on
                    behalf of Aetna Technology Fund and Elijah Asset Management,
                    LLC
       (e.1)        Underwriting Agreement between Aeltus Capital, Inc. and the
                    Registrant
       (e.2)        Master Selling Dealer Agreement(11)

       (f)          Directors' Deferred Compensation Plan (1)
       (g.1)        Custodian Agreement - Mellon Bank, N.A. (September 1, 1992
                    (12)
       (g.2)        Amendment to Custodian Agreement - Mellon Bank, N.A.
                    (May 11, 1994)(2)
       (g.3)        Amendment to Custodian Agreement - Mellon Bank, N.A.
                    (September 14, 1994)(12)
       (g.4)        Amendment to Custodian Agreement - Mellon Bank, N.A.
                    (October 11, 1996)(13)
       (g.5)        Amendment to Custodian Agreement - Mellon Bank, N.A.
                    (January 29, 1998)(3)
       (g.6)        Amendment to Custodian Agreement - Mellon Bank, N.A.
                    (July 26, 1999)(6)
       (g.7)        Amendment to Custodian Agreement - Mellon Bank, N.A.
                    (July 26, 1999)(6)
       (g.8)        Amendment to Custodian Agreement - Mellon Bank, N.A.
                    (October 4, 1999)(7)
       (g.9)        Amendment to Custodian Agreement - Mellon Bank, N.A.
                    (February 23, 2000) (8)
       (g.10)       Amendment to Custodian Agreement - Mellon Bank, N.A.
                    (June 22, 2000)(9)
       (g.11) Amendment to Custodian Agreement - Mellon Bank, N.A. (September 12, 2000)(10)
       (g.12) Custodian Agreement - Brown Brothers Harriman & Company (Aetna International Fund) (December 12, 1991)(14)
       (h.1) Administrative Services Agreement between Aeltus and the Registrant, on behalf of Aetna Balanced Fund, Aetna Bond Fund, Aetna Growth Fund, Aetna Growth and Income Fund, Aetna Government Fund, Aetna Index Plus Large Cap Fund, Aetna International Fund, Aetna Money Market Fund, Aetna Small Company Fund, Aetna Ascent Fund, Aetna Crossroads Fund, Aetna Legacy Fund, Aetna Index Plus Mid Cap Fund, Aetna Index Plus Small Cap Fund, and Aetna Value Opportunity Fund(5)
       (h.2) Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of Aetna Bond Fund, Aetna Government Fund, Aetna Index Plus Large Cap Fund, Aetna International Fund, Aetna Money Market Fund, Aetna Small Company Fund, Aetna Ascent Fund, Aetna Crossroads Fund, Aetna Legacy Fund, Aetna Index Plus Mid Cap Fund, Aetna Index Plus Small Cap Fund, Aetna Value Opportunity Fund and Brokerage Cash Reserves(8)
       (h.3) Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of PPF I(6)
       (h.4) Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of PPF II(7)
       (h.5) Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of PPF III(8)
       (h.6) Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of PPF IV(9)
       (h.7) Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of IPPF(10)

       (h.8)        Amendment to Administrative Services Agreement between
                    Aeltus and the Registrant, on behalf of Brokerage Cash
                    Reserves(6)
       (h.9)        Amendment to Administrative Services Agreement between
                    Aeltus and the Registrant, on behalf of Aetna Technology
                    Fund(8)
       (h.10)       License Agreement(12)
       (h.11)       Transfer Agent Agreement(4)
       (h.12)       Amendment No. 1 to the Transfer Agency and Services
                    Agreement(15)
       (h.13)       Amendment No. 2 to the Transfer Agency and Services
                    Agreement(15)
       (h.14)       Amendment No. 3 to the Transfer Agency and Services
                    Agreement(5)
       (h.15)       Amendment No. 4 to the Transfer Agency and Services
                    Agreement(7)
       (h.16)       Amendment No. 5 to the Transfer Agency and Services
                    Agreement(16)
       (h.17)       Amendment No. 6 to the Transfer Agency and Services
                    Agreement(8)
       (h.18)       Amendment No. 7 to the Transfer Agency and Services
                    Agreement(9)
       (h.19)       Amendment No. 8 to the Transfer Agency and Services
                    Agreement for IMPRESSNet(R) Services(10)
       (h.20)       Amendment No. 8 to the Transfer Agency and Services
                    Agreement(10)
       (h.21)       Financial Guaranty Agreement among the Registrant, Aeltus
                    and MBIA Insurance Corporation (MBIA)(7)
       (h.22)       First Amendment to Financial Guaranty Agreement(17)
       (h.23)       Second Amendment to Financial Guaranty Agreement(18)
       (h.24)       Third Amendment to Financial Guaranty Agreement
       (h.25)       Custodian Service Agreement among the Registrant, on behalf of PPF I, MBIA, and Mellon Bank, N.A.(19)
       (h.26)       Custodian Monitoring Agreement among the Registrant, on
                    behalf of PPF I, MBIA, and Russell/Mellon Analytical
                    Services, LLC (Russell/Mellon)(19)
       (h.27)       Custodian Service Agreement among the Registrant, on behalf of PPF II, MBIA, and Mellon Bank, N.A.(19)
       (h.28)       Custodian Monitoring Agreement among the Registrant, on
                    behalf of PPF II, MBIA, and Russell/Mellon(19)
       (h.29)       Custodian Service Agreement among the Registrant, on behalf of PPF III, MBIA, and Mellon Bank, N.A.(9)
       (h.30)       Custodian Monitoring Agreement among the Registrant, on
                    behalf of PPF III, MBIA, and Russell/Mellon(9)
       (h.31)       Custodian Service Agreement among the Registrant, on behalf of PPF IV, MBIA, and Mellon Bank, N.A.(10)
       (h.32)       Custodian Monitoring Agreement among the Registrant, on
                    behalf of PPF IV, MBIA, and Russell/Mellon(10)
       (h.33)       Custodian Service Agreement among the Registrant, on behalf of IPPF, MBIA, and Mellon Bank, N.A.(11)
       (h.34)       Custodian Monitoring Agreement among the Registrant, on
                    behalf of IPPF, MBIA, and Russell/Mellon(11)

       (i)          Opinion and Consent of Counsel
       (j)          Consent of Independent Auditors
       (k)          Not applicable
       (l)          Initial Capital Agreement(15)
       (m.1)        Distribution Plan (Class A)(17)
       (m.2)        Distribution Plan (Class B)
       (m.3)        Distribution Plan (Class C)
       (m.4)        Distribution Plan (Brokerage Cash Reserves)(6)
       (m.5)        Shareholder Services Plan (Class A) (IPPF)(18)
       (m.6)        Shareholder Services Plan (Class B)
       (m.7)        Shareholder Services Plan (Class C)(8)
       (m.8)        Shareholder Services Plan (Brokerage Cash Reserves)(6)
       (n)          Not applicable
       (o)          Multiple Class Plan
       (p.1)        Aeltus Code of Ethics(20)
       (p.2)        Aetna Mutual Funds Code of Ethics(20)
       (p.3)        Elijah Asset Management, LLC Code of Ethics(20)
       (q.1)        Power of Attorney (November 6, 1998)(15)
       (q.2)        Authorization for Signatures(21)

1. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission (SEC) on January 16, 1998.
2. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on November 3, 1997.
3. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on April 24, 1998.
4. Incorporated herein by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on June 29, 1998.
5. Incorporated herein by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on February 25, 1999.
6. Incorporated herein by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 29, 1999.
7. Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on October 6, 1999.
8. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on February 23, 2000.

9. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on June 28, 2000.
10. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on September 27, 2000.
11. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 15, 2000.
12. Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, (File No. 33-85620), as filed with the SEC on June 28, 1995.
13. Incorporated herein by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 10, 1996.
14. Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on September 20, 1996.
15. Incorporated herein by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 17, 1998.
16. Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 10, 1999.
17. Incorporated herein by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 18, 2000.
18. Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on August 29, 2000.
19. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 16, 1999.
20. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on August 1, 2000.
21. Incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control
------------------------------------------------------

       Registrant is a Maryland corporation for which separate financial statements are filed. As of January 31, 2001, Aetna Life Insurance and Annuity Company (Aetna) and its affiliates had the following interest in the series of the Registrant, through direct ownership or through one of Aetna's separate accounts:

                                                                               % Aetna
                                             ----------------------------------------------------------------------------
                                                     Class I            Class A             Class B           Class C
                                                     -------            -------             -------           -------
Aetna Balanced Fund                                   27.35%
Aetna Bond Fund                                       48.22%
Aetna Government Fund                                 70.22%             0.34%
Aetna Growth Fund                                     15.03%
Aetna Growth and Income Fund                          15.11%
Aetna Index Plus Large Cap Fund                       40.14%             0.01%
Aetna Index Plus Mid Cap Fund                                            0.87%
Aetna Index Plus Small Cap Fund                       96.02%             2.75%
Aetna International Fund                               6.78%             0.08%
Aetna Money Market Fund                               48.94%             0.05%
Aetna Small Company Fund                              27.03%             0.05%
Aetna Value Opportunity Fund                                             1.39%                                 23.88%
Aetna Technology Fund                                                    0.02%
Aetna Ascent Fund                                     79.41%
Aetna Crossroads Fund                                 76.25%             0.01%               75.46%
Aetna Legacy Fund                                     67.69%             0.01%               58.91%


       Aetna is an indirect wholly owned subsidiary of ING Groep N.V.

       A list of persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 44 to the Registration Statement on Form N-4 (File No. 33-34370), as filed with the SEC on December 13, 2000.

       As of January 31, 2001, Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, 1 Pershing Plaza, Jersey City, NJ 07399-0002, owned of record 100% of Brokerage Cash Reserves.

Item 25. Indemnification
------------------------

       Article 12, Section (d) of the Registrant's Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed on January 16, 1998, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2002.

       Section XI.B of the Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed on February 25, 1999, provides for indemnification of the Administrator.

       Section 8 of the Underwriting Agreement, as filed herein as Exhibit (e.1) to Registrant's Statement on Form N-1A (File No. 33-41694), provides for indemnification of the Underwriter, its several officers and directors, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

       The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Aeltus also acts as investment adviser to certain private accounts.

       The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

-------------------------------------------------------------------------------------------------------------------------
                               Positions and Offices               Other Principal Position(s) Held
Name                           with Investment Adviser             Since Oct. 31, 1998/Addresses*
----                           -----------------------             ------------------------------

-------------------------------------------------------------------------------------------------------------------------
J. Scott Fox                   Director, Managing Director,        Director, Managing Director, Chief Operating Officer
                               Chief Operating Officer, Chief      and Chief Financial Officer (since May 1996) -
                               Financial Officer                   Aeltus Trust Company; Director, Managing Director,
                                                                   Chief Operating Officer, Chief Financial Officer
                                                                   (since February 1995) - Aeltus Capital, Inc.

Thomas J. McInerney            Director                            Director (since February 1998), President (since
                                                                   August 1997) - Aetna Retirement Services, Inc.;
                                                                   Director and President (September 1997 - May 2000)
                                                                   and (since September 2000) - Aetna; Executive Vice
                                                                   President (August 1997 to December 2000) - Aetna Inc.

Catherine H. Smith             Director                            Director (since March 1999), Senior Vice President
                                                                   (since April 1999), Chief Financial Officer (since
                                                                   February 1998) - Aetna Retirement Services, Inc.;
                                                                   Director, Senior Vice President and Chief Financial
                                                                   Officer (since February 1998) - Aetna.

Daniel E. Burton               Assistant General Counsel and       Assistant General Counsel (since July 2000) and
                               Assistant Secretary                 Assistant Secretary (since September 1998) - Aeltus
                                                                   Capital, Inc.; Assistant General Counsel (since July
                                                                   2000) and Assistant Secretary (since October 1998) -
                                                                   Aeltus Trust Company; Counsel (since September 1997) -
                                                                   Aetna Financial Services.

Stephanie A. DeSisto           Vice President                      Vice President (since April 2000) - Aeltus Trust
                                                                   Company.

-------------------------------------------------------------------------------------------------------------------------
                               Positions and Offices               Other Principal Position(s) Held
Name                           with Investment Adviser             Since Oct. 31, 1998/Addresses*
----                           -----------------------             ------------------------------

-------------------------------------------------------------------------------------------------------------------------
Michael Gioffre                Assistant General Counsel and       Assistant General Counsel and Secretary (since July
                               Secretary                           2000) - Aeltus Capital, Inc.; Assistant General
                                                                   Counsel and Secretary (since July 2000) - Aeltus Trust
                                                                   Company; Assistant Secretary (January 2000 - July
                                                                   2000) - Aeltus Trust Company.

Brian K. Kawakami              Vice President, Chief Compliance    Chief Compliance Officer & Director (since January
                               Officer                             1996) - Aeltus Trust Company; Chief Compliance
                                                                   Officer (since August 1993) - Aeltus Capital, Inc.

Neil Kochen                    Managing Director, Equity           Managing Director (since April 1996) - Aeltus Trust
                               Investments                         Company; Managing Director (since August 1996) -
                                                                   Aeltus Capital, Inc.

Frank Litwin                   Managing Director, Retail           Managing Director (since September 1997)
                               Marketing and Sales                 - Aeltus Trust Company.

L. Charles Meythaler           Managing Director, Institutional    Director (since July 1997) - Aeltus Trust Company;
                               Marketing and Sales                 Managing Director (since June 1997) - Aeltus Trust
                                                                   Company.


     * Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

 For information regarding Elijah Asset Management, LLC (EAM), the subadviser for Aetna Technology Fund, reference is made to the section entitled "Subadviser" in the Class A, Class B and Class C Prospectus, the Class I Prospectus and the Class A, B, C and I Statement of Additional Information each dated March 1, 2001. For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and principal officers of EAM, reference is made to EAM's current Form ADV (File No. 801-56227) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27. Principal Underwriters
-------------------------------

       (a)  None

       (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the Registrant:

Name and Principal            Positions and Offices                              Positions and Offices
Business Address*             with Principal Underwriter                         with Registrant
-----------------             --------------------------                         ---------------

J. Scott Fox                  Director, Managing Director, Chief Operating       Director and President
                              Officer, Chief Financial Officer

Brian K. Kawakami             Director, Vice President, Chief Compliance         None
                              Officer

Frank Litwin                  Director, Managing Director                        Vice President

Daniel E. Burton              Assistant General Counsel and Assistant            Secretary
                              Secretary

Michael Gioffre               Assistant General Counsel and Secretary            Assistant Secretary

Daniel F. Wilcox              Vice President, Finance and Treasurer              None


       *The principal business address of all directors and officers listed is 10 State House Square, Hartford, Connecticut 06103-3602.

       (c)  Not applicable.

Item 28. Location of Accounts and Records
-----------------------------------------

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus (and its subadviser, EAM, in the case of Aetna Technology Fund), maintain physical possession of each account, book or other document, at 10 State House Square, Hartford, Connecticut 06103-3602 or 100 Pine Street, Suite 420, San Francisco, California 94111.

       Shareholder records are maintained by the transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

Item 29. Management Services
----------------------------

       Not applicable.

Item 30. Undertakings
---------------------

       Not applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 28th day of February 2001.

                                               AETNA SERIES FUND, INC.
                                               ---------------------------------
                                               Registrant

                                               By      J. Scott Fox*
                                                   -----------------------------
                                                    J. Scott Fox
                                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                                     Title                                          Date
---------                                     -----                                          ----

J. Scott Fox*                                 President and Director                  )
-------------------------------------------   (Principal Executive Officer)           )
J. Scott Fox
                                                                                      )
Albert E. DePrince, Jr.*                      Director                                )
-------------------------------------------
Albert E. DePrince, Jr.                                                               )
                                                                                      )
Maria T. Fighetti*                            Director                                )      February
-------------------------------------------
Maria T. Fighetti                                                                     )      28, 2001
                                                                                      )
David L. Grove*                               Director                                )
-------------------------------------------
David L. Grove                                                                        )
                                                                                      )
Sidney Koch*                                  Director                                )
-------------------------------------------
Sidney Koch                                                                           )
                                                                                      )
Corine T. Norgaard*                           Director                                )
-------------------------------------------
Corine T. Norgaard                                                                    )
                                                                                      )

Richard G. Scheide*                           Director                                )
-------------------------------------------
Richard G. Scheide                                                                    )
                                                                                      )
Stephanie A. DeSisto*                         Treasurer and Chief Financial Officer   )
-------------------------------------------   (Principal Financial and Accounting
Stephanie A. DeSisto                          Officer)                                )

By:   /s/ Michael Gioffre
     ---------------------------------------------------
     *Michael Gioffre
      Attorney-in-Fact

    *Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on December 17, 1998.

                            Aetna Series Fund, Inc.
                                 EXHIBIT INDEX

Exhibit No.         Exhibit                                                                           Page
-----------         -------                                                                           ----


99-(d.1)        Investment Advisory Agreement between Aeltus Investment
                Management, Inc. (Aeltus) and Aetna Series Fund, Inc.
                (Registrant), on behalf of Aetna Bond Fund, Aetna Government
                Fund, Aetna Index Plus Large Cap Fund, Aetna International
                Fund, Aetna Money Market Fund, Aetna Small Company Fund,
                Aetna Ascent Fund, Aetna Crossroads Fund, Aetna Legacy Fund,
                Aetna Index Plus Mid Cap Fund, Aetna Index Plus Small Cap
                Fund, Aetna Value Opportunity Fund and Aetna Technology Fund
                                                                                                ------------------

99-(d.2)        Investment Advisory Agreement between Aeltus and Aetna Series
                Fund, Inc. (Registrant), on behalf of Aetna Growth Fund, Aetna
                Balanced Fund and Aetna Growth and Income Fund
                                                                                                ------------------

99-(d.3)        Investment Advisory Agreement between Aeltus and the Registrant, on behalf of Brokerage Cash Reserves
                                                                                                ------------------

99-(d.4)        Investment Advisory Agreement between Aeltus and the
                Registrant, on behalf of Aetna Principal Protection Fund I
                (PPF I), Aetna Principal Protection Fund II (PPF II), Aetna
                Principal Protection Fund III (PPF III), Aetna Principal
                Protection Fund IV (PPF IV) and Aetna Index Plus Protection
                Fund (IPPF)
                                                                                                ------------------

99-(d.5)        Subadvisory Agreement among Aeltus, the Registrant, on behalf of Aetna Technology Fund and Elijah Asset Management, LLC
                                                                                                ------------------

99-(e.1)        Underwriting Agreement between Aeltus Capital, Inc. and the
                Registrant
                                                                                                ------------------

99-(h.24)       Third Amendment to Financial Guaranty Agreement
                                                                                                ------------------



99-(i)          Opinion and Consent of Counsel
                                                                                                ------------------

99-(j)          Consent of Independent Auditors
                                                                                                ------------------

99-(m.2)        Distribution Plan (Class B)
                                                                                                ------------------

99-(m.3)        Distribution Plan (Class C)
                                                                                                ------------------

99-(m.6)        Shareholder Services Plan (Class B)
                                                                                                ------------------

99-(o)          Multiple Class Plan
                                                                                                ------------------
